                                        ----------------------------------------
                                           This Publication is no longer being
                                                        printed.

                                               This courtesy copy will be
                                          available for this fiscal year only.

                                           The Supplement to the Estimates can
                                          be found on the Government of British
                                                       Columbia's

                                                   Budget web site at
                                             http://www.gov.bc.ca/bcbudget.
                                        ----------------------------------------

                          Supplement to the Estimates

                        Fiscal Year Ending March 31, 2005

                             [BRITISH COLUMBIA LOGO]

                               Ministry of Finance

                          Supplement to the Estimates

                        Fiscal Year Ending March 31, 2005

                British Columbia Cataloguing in Publication Data

British Columbia.
   Estimates, fiscal year ending March 31. -- 1983 --

   Annual
   Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
   Vols. For 1983 - have suppl.
   Imprint varies: Ministry of Finance, 1983-1987;
   Ministry of Finance and Corporate Relations, 1988-June 2001;
Ministry of Finance, June 2001-
   Also available on the Internet.
   ISSN 0712-4597 = Estimates -- Province of  British Columbia

  1. British Columbia -- Appropriations and expenditures -- Periodicals. 2. Budget -- British Columbia -- Periodicals. 3. Revenue -- British Columbia -- Periodicals. I. British Columbia. Ministry of Finance. II. British Columbia. Ministry of Finance and Corporate Relations. III. Title.

HJ13.B742                        354.7110072'225                    C82-089032-4

                                  INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2003/04 Estimates. Each column thereafter provides 2004/05 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.

Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia's Budget web site: http://www.gov.bc.ca/bcbudget.

Salaries and Benefits

50   Base Salaries
51   Supplementary Salary Costs
52   Employee Benefits
54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses
57   Public Servant Travel
59   Centralized Management Support Services
60   Professional Services
63   Information Systems - Operating
65   Office and Business Expenses
67   Informational Advertising and Publications
68   Statutory Advertising and Publications
69   Utilities, Materials and Supplies
70   Operating Equipment and Vehicles
72   Non-Capital Roads and Bridges
73   Amortization
75   Building Occupancy Charges

Government Transfers

77   Transfers - Grants
79   Transfers - Entitlements
80   Transfers - Agreements

Other Expenses

81   Transfers Between Votes and Special Accounts
83   Interest on the Public Debt
85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts
88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity
90   Recoveries External to the Government Reporting Entity

Capital Expenditures

Land    Land
LI      Land Improvements
Bldg    Buildings
SpE     Specialized Equipment
FE      Office Furniture and Equipment
Veh     Vehicles
Info    Information Systems
TI      Tenant Improvements
Roads   Roads, Bridges and Ferries
Other   Other

                    CONSOLIDATED REVENUE FUND SUMMARY ($000)

-----------------------------------------------------------------------------------------------------------------
                                                           Total       Total
                                                          2003/04    Salaries     Total        Total       Total
                                                         Operating      and     Operating   Government     Other
             Vote and Special Account                     Expenses   Benefits     Costs      Transfers   Expenses
-----------------------------------------------------------------------------------------------------------------
Legislation
1    Legislation                                            42,955     22,193     10,621            --     13,178
     Total                                                  42,955     22,193     10,621            --     13,178
-----------------------------------------------------------------------------------------------------------------
Officers of the Legislature
2    Auditor General                                         7,901      6,563      2,745            61         --
3    Conflict of Interest Commissioner                         292        205         77            --         10
4    Elections BC                                            7,509      2,423      4,083            --      7,002
5    Information and Privacy Commissioner                    1,972      1,564        584            --         --
6    Ombudsman                                               4,050      2,610        557            --         --
7    Police Complaint Commissioner                             985        735        250            --         --
     Total                                                  22,709     14,100      8,296            61      7,012
-----------------------------------------------------------------------------------------------------------------
Office of the Premier
8    Office of the Premier                                  52,270     20,947     21,923         1,592        648
     Total                                                  52,270     20,947     21,923         1,592        648
-----------------------------------------------------------------------------------------------------------------
Ministry of Advanced Education
9    Ministry Operations                                 1,898,849     13,197    109,993     1,594,293    205,639
     Total                                               1,898,849     13,197    109,993     1,594,293    205,639
-----------------------------------------------------------------------------------------------------------------
Ministry of Agriculture, Food and Fisheries
10   Ministry Operations                                    49,133     22,451     12,722        17,778        324
     Special Accounts                                           20         --          3             7         --
     Total                                                  49,153     22,451     12,725        17,785        324
-----------------------------------------------------------------------------------------------------------------
Ministry of Attorney General
11   Ministry Operations                                   381,458    188,044    153,631        72,058      8,706
12   Treaty Negotiations Office                             34,904      8,065      3,007        16,208      2,454
13   Judiciary                                              51,664     45,319      6,218           213         21
14   Crown Proceeding Act                                   28,700         --         --            --     27,500
15   British Columbia Utilities Commission                       1      2,487      1,791           400         --
     Special Accounts                                       17,351     13,554     5,604             --        329
     Transfer from Ministry Operations Vote                 (6,497)        --         --            --         --
     Total                                                 507,581    257,469    170,251        88,879     39,010
-----------------------------------------------------------------------------------------------------------------
Ministry of Children and Family Development
16   Ministry Operations                                 1,452,190    245,285    106,831     1,090,148        781
     Total                                               1,452,190    245,285    106,831     1,090,148        781
-----------------------------------------------------------------------------------------------------------------
Ministry of Community, Aboriginal and Women's Services
17   Ministry Operations                                   582,404     32,383     17,536       510,976        493
18   Transfer to Royal British Columbia Museum              12,751         --         --        12,105         --
     Special Accounts                                        7,104         --         49         4,151      3,142
     Total                                                 602,259     32,383     17,585       527,232      3,635
-----------------------------------------------------------------------------------------------------------------
Ministry of Education
19   Ministry Operations                                 4,860,065     19,187    245,794     4,333,526    354,893
     Total                                               4,860,065     19,187    245,794     4,333,526    354,893
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------   ---------------------------
                                                                                     Total        Total          Total
                                                           Total         Total      2004/05      2003/04        2004/05
                                                          Internal     External    Operating     Capital        Capital
             Vote and Special Account                    Recoveries   Recoveries    Expenses   Expenditures   Expenditures
--------------------------------------------------------------------------------------------   ---------------------------
Legislation
1    Legislation                                             (255)          --        45,737         670          1,249
     Total                                                   (255)          --        45,737         670          1,249
--------------------------------------------------------------------------------------------   ---------------------------
Officers of the Legislature
2    Auditor General                                           --       (2,300)        7,069         190            200
3    Conflict of Interest Commissioner                         --           --           292          --              3
4    Elections BC                                              --           --        13,508       1,005            195
5    Information and Privacy Commissioner                      --          (15)        2,133          15             20
6    Ombudsman                                                 --          (70)        3,097          62             65
7    Police Complaint Commissioner                             --           --           985          25             25
     Total                                                     --       (2,385)       27,084       1,297            508
--------------------------------------------------------------------------------------------   ---------------------------
Office of the Premier
8    Office of the Premier                                   (345)        (636)       44,129         609            604
     Total                                                   (345)        (636)       44,129         609            604
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Advanced Education
9    Ministry Operations                                       --      (24,273)    1,898,849       2,380          4,105
     Total                                                     --      (24,273)    1,898,849       2,380          4,105
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Agriculture, Food and Fisheries
10   Ministry Operations                                       --       (8,593)       44,682       1,990          1,857
     Special Accounts                                          --           --            10          --             --
     Total                                                     --       (8,593)       44,692       1,990          1,857
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Attorney General
11   Ministry Operations                                  (46,964)      (4,726)      370,749       8,350          7,544
12   Treaty Negotiations Office                                --         (830)       28,904           3            331
13   Judiciary                                                 --           --        51,771         581            402
14   Crown Proceeding Act                                      --           --        27,500          --             --
15   British Columbia Utilities Commission                     --       (4,677)            1         210             12
     Special Accounts                                          --       (2,095)       17,392         889            794
     Transfer from Ministry Operations Vote                (6,950)          --        (6,950)         --             --
     Total                                                (53,914)     (12,328)      489,367      10,033          9,083
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Children and Family Development
16   Ministry Operations                                   (2,488)     (58,989)    1,381,568      17,150          9,795
     Total                                                 (2,488)     (58,989)    1,381,568      17,150          9,795
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Community, Aboriginal and Women's Services
17   Ministry Operations                                   (3,145)     (71,322)      486,921       3,592          2,185
18   Transfer to Royal British Columbia Museum                 --           --        12,105          --             --
     Special Accounts                                          --           --         7,342          --             --
     Total                                                 (3,145)     (71,322)      506,368       3,592          2,185
--------------------------------------------------------------------------------------------   ---------------------------
Ministry of Education
19   Ministry Operations                                       --      (10,235)    4,943,165       5,129         14,410
     Total                                                     --      (10,235)    4,943,165       5,129         14,410
--------------------------------------------------------------------------------------------   ---------------------------

                    CONSOLIDATED REVENUE FUND SUMMARY ($000)

---------------------------------------------------------------------------------------------------------------
                                                         Total       Total
                                                        2003/04    Salaries     Total        Total       Total
                                                       Operating      and     Operating   Government     Other
     Vote and Special Account                          Expenses    Benefits     Costs      Transfers   Expenses
---------------------------------------------------------------------------------------------------------------
Ministry of Energy and Mines
20   Ministry Operations                                  38,000     16,774      15,182        3,274         --
21   Contracts and Funding Arrangements                   38,840         --          --       28,560         --
     Total                                                76,840     16,774      15,182       31,834         --
---------------------------------------------------------------------------------------------------------------
Ministry of Finance
22   Ministry Operations                                  36,589     37,270      24,343        1,937      8,285
23   Public Sector Employers' Council                     14,812      1,281         728       12,754         --
     Total                                                51,401     38,551      25,071       14,691      8,285
---------------------------------------------------------------------------------------------------------------
Ministry of Forests
24   Ministry Operations                                 422,197    168,018     220,547       32,855         --
     Special Accounts                                    142,669      5,110     127,100           --      4,080
     Total                                               564,866    173,128     347,647       32,855      4,080
---------------------------------------------------------------------------------------------------------------
Ministry of Health Services
25   Ministry Operations                              10,376,253    202,710     275,676   10,023,877    174,273
26   Vital Statistics (Special Operating Agency)           7,085      4,748       2,834           68         --
     Special Accounts                                    147,250         --          --           --    147,250
     Total                                            10,530,588    207,458     278,510   10,023,945    321,523
---------------------------------------------------------------------------------------------------------------
Ministry of Human Resources
27   Ministry Operations                               1,418,292    119,181      87,825    1,094,931      5,693
     Total                                             1,418,292    119,181      87,825    1,094,931      5,693
---------------------------------------------------------------------------------------------------------------
Ministry of Management Services
28   Ministry Operations                                  41,073    108,831     197,221          517     70,926
29   BC Public Service Agency                              8,461    366,842      26,221           --      4,461
     Total                                                49,534    475,673     223,442          517     75,387
---------------------------------------------------------------------------------------------------------------
Ministry of Provincial Revenue
30   Ministry Operations                                  50,694     74,870      65,025          500      8,424
     Special Accounts                                         --         --          --           --         25
     Total                                                50,694     74,870      65,025          500      8,449
---------------------------------------------------------------------------------------------------------------
Ministry of Public Safety and Solicitor General
31   Ministry Operations                                 509,207    156,917      91,172      465,584      2,484
32   Emergency Program Act                                18,948        317      12,161        3,152          5
     Special Accounts                                      8,865      1,645         832        2,603      3,799
     Total                                               537,020    158,879     104,165      471,339      6,288
---------------------------------------------------------------------------------------------------------------
Ministry of Skills Development and Labour
33   Ministry Operations                                  25,637     33,003      17,353           15        108
     Total                                                25,637     33,003      17,353           15        108
---------------------------------------------------------------------------------------------------------------
Ministry of Small Business and Economic Development
34   Ministry Operations                                 174,713     13,995      14,480      106,537      4,693
     Special Accounts                                      4,198         --          --        3,325         --
     Total                                               178,911     13,995      14,480      109,862      4,693
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------   ---------------------------
                                                                                   Total         Total          Total
                                                         Total        Total       2004/05       2003/04        2004/05
                                                       Internal     External     Operating      Capital        Capital
     Vote and Special Account                         Recoveries   Recoveries    Expenses    Expenditures   Expenditures
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Energy and Mines
20   Ministry Operations                                     --           --        35,230         450          1,807
21   Contracts and Funding Arrangements                      --           --        28,560          --             --
     Total                                                   --           --        63,790         450          1,807
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Finance
22   Ministry Operations                                (15,424)     (25,114)       31,297       5,613          5,423
23   Public Sector Employers' Council                        --          (70)       14,693         253             98
     Total                                              (15,424)     (25,184)       45,990       5,866          5,521
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Forests
24   Ministry Operations                                 (4,997)     (23,131)      393,292      15,010         12,070
     Special Accounts                                        --           --       136,290         680            990
     Total                                               (4,997)     (23,131)      529,582      15,690         13,060
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Health Services
25   Ministry Operations                               (147,384)    (124,892)   10,404,260      16,031         19,056
26   Vital Statistics (Special Operating Agency)           (308)        (407)        6,935         600            550
     Special Accounts                                        --           --       147,250          --             --
     Total                                             (147,692)    (125,299)   10,558,445      16,631         19,606
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Human Resources
27   Ministry Operations                                   (340)      (5,865)    1,301,425      15,328         21,547
     Total                                                 (340)      (5,865)    1,301,425      15,328         21,547
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Management Services
28   Ministry Operations                               (255,105)     (71,101)       51,289      54,498         49,944
29   BC Public Service Agency                          (363,168)     (24,340)       10,016       4,167          3,300
     Total                                             (618,273)     (95,441)       61,305      58,665         53,244
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Provincial Revenue
30   Ministry Operations                                (15,251)     (81,289)       52,279       9,734         13,297
     Special Accounts                                        --           --            25          --             --
     Total                                              (15,251)     (81,289)       52,304       9,734         13,297
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Public Safety and Solicitor General
31   Ministry Operations                                 (4,000)    (233,266)      478,891       7,337          7,458
32   Emergency Program Act                                   --           --        15,635          --             --
     Special Accounts                                        --           --         8,879          93             93
     Total                                               (4,000)    (233,266)      503,405       7,430          7,551
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Skills Development and Labour
33   Ministry Operations                                     --      (31,667)       18,812       3,512          3,512
     Total                                                   --      (31,667)       18,812       3,512          3,512
------------------------------------------------------------------------------------------   ---------------------------
Ministry of Small Business and Economic Development
34   Ministry Operations                                     --          (16)      139,689         692            470
     Special Accounts                                        --           --         3,325          --             --
     Total                                                   --          (16)      143,014         692            470
------------------------------------------------------------------------------------------   ---------------------------

                    CONSOLIDATED REVENUE FUND SUMMARY ($000)

---------------------------------------------------------------------------------------------------------------------------
                                                                   Total       Total
                                                                  2003/04     Salaries     Total        Total       Total
                                                                 Operating      and      Operating   Government     Other
     Vote and Special Account                                    Expenses     Benefits     Costs      Transfers    Expenses
---------------------------------------------------------------------------------------------------------------------------
Ministry of Sustainable Resource Management
35   Ministry Operations                                            87,134      53,145      48,081          206         284
36   Agricultural Land Commission                                    2,296       1,422         535           --          --
     Special Accounts                                                   --          --          --      210,600          20
     Total                                                          89,430      54,567      48,616      210,806         304
---------------------------------------------------------------------------------------------------------------------------
Ministry of Transportation
37   Ministry Operations                                           855,047     122,070     972,236      187,436     144,841
     Total                                                         855,047     122,070     972,236      187,436     144,841
---------------------------------------------------------------------------------------------------------------------------
Ministry of Water, Land and Air Protection
38   Ministry Operations                                           122,033      66,243      71,216        8,274       8,982
     Special Accounts                                               31,345          --          --           --      35,705
     Total                                                         153,378      66,243      71,216        8,274      44,687
---------------------------------------------------------------------------------------------------------------------------
Management of Public Funds and Debt
39   Management of Public Funds and Debt                           926,000          --          --           --   2,425,327
     Total                                                         926,000          --          --           --   2,425,327
---------------------------------------------------------------------------------------------------------------------------
Other Appropriations
40   Contingencies (All Ministries) and New Programs               116,000          --          --           --     240,000
41   BC Family Bonus                                                85,000          --          --       60,000          --
42   Citizens' Assembly                                              3,400         189       2,186           --         225
43   Commissions on Collection of Public Funds                           1          --          --           --      57,270
44   Allowances for Doubtful Revenue Accounts                           --          --          --           --     155,960
45   Environmental Assessment Office                                 2,897       2,303         994          230          --
46   Environmental Appeal Board and Forest Appeals Commission        1,895         804       1,071           --          20
47   Forest Practices Board                                          4,344       2,060       1,247           --          --
     Government Restructuring (All Ministries)                     190,000          --          --           --          --
     Special Accounts                                               79,272       3,243       7,486           --      39,788
     Transfer from Vote 9                                          (78,438)         --          --           --          --
     Total                                                         404,371       8,599      12,984       60,230     493,263
---------------------------------------------------------------------------------------------------------------------------
     Overall Total                                              25,400,040   2,210,203   2,987,771   19,900,751   4,168,048
---------------------------------------------------------------------------------------------------------------------------
     Adjusted Totals (1)                                                     1,867,403   2,724,397                2,997,166
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------   ---------------------------
                                                                                             Total         Total          Total
                                                                   Total       Total        2004/05       2003/04        2004/05
                                                                 Internal     External     Operating      Capital        Capital
     Vote and Special Account                                   Recoveries   Recoveries    Expenses    Expenditures   Expenditures
----------------------------------------------------------------------------------------------------   ---------------------------
Ministry of Sustainable Resource Management
35   Ministry Operations                                           (17,450)     (15,851)      68,415        8,241         8,151
36   Agricultural Land Commission                                       --           --        1,957           43            50
     Special Accounts                                                   --           --      210,620           --            --
     Total                                                         (17,450)     (15,851)     280,992        8,284         8,201
----------------------------------------------------------------------------------------------------   ---------------------------
Ministry of Transportation
37   Ministry Operations                                               (65)    (615,458)     811,060        6,450        13,280
     Total                                                             (65)    (615,458)     811,060        6,450        13,280
----------------------------------------------------------------------------------------------------   ---------------------------
Ministry of Water, Land and Air Protection
38   Ministry Operations                                           (36,105)      (6,174)     112,436       86,960        21,143
     Special Accounts                                                   --           --       35,705           --            --
     Total                                                         (36,105)      (6,174)     148,141       86,960        21,143
----------------------------------------------------------------------------------------------------   ---------------------------
Management of Public Funds and Debt
39   Management of Public Funds and Debt                          (838,081)    (787,246)     800,000           --            --
     Total                                                        (838,081)    (787,246)     800,000           --            --
----------------------------------------------------------------------------------------------------   ---------------------------
Other Appropriations
40   Contingencies (All Ministries) and New Programs                    --           --      240,000       30,000        30,000
41   BC Family Bonus                                                    --       (1,000)      59,000           --            --
42   Citizens' Assembly                                                 --           --        2,600           --            --
43   Commissions on Collection of Public Funds                          --      (57,269)           1           --            --
44   Allowances for Doubtful Revenue Accounts                           --     (155,959)           1           --            --
45   Environmental Assessment Office                                  (330)        (300)       2,897          103            70
46   Environmental Appeal Board and Forest Appeals Commission           --           --        1,895           45            30
47   Forest Practices Board                                             --           --        3,307          100           100
     Government Restructuring (All Ministries)                          --           --           --       15,000            --
     Special Accounts                                              (47,342)      (3,100)          75          870           725
     Transfer from Vote 9                                               --           --           --           --            --
     Total                                                         (47,672)    (217,628)     309,776       46,118        30,925
----------------------------------------------------------------------------------------------------   ---------------------------
     Overall Total                                              (1,805,497)  (2,452,276)  25,009,000      324,660       256,960
----------------------------------------------------------------------------------------------------   ---------------------------
     Adjusted Totals (1)                                           (28,441)
----------------------------------------------------------------------------------------------------   ---------------------------

(1)  Amounts are net of adjustments to eliminate double counting.See page 5.

                   OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB                                                                  Total     Adjustments     Adjusted Total
--------------------------------------------------------------------------------------------------------------
 50    Base Salaries ...........................................    1,484,771           --         1,484,771
 51    Supplementary Salary Costs ..............................       29,591           --            29,591
 52    Employee Benefits .......................................      687,718     (342,800)(1)       344,918
 54    Legislative Salaries and Indemnities ....................        8,123           --             8,123
                                                                   ----------   ----------        ----------
          Salaries and Benefits ................................    2,210,203     (342,800)        1,867,403
                                                                   ----------   ----------        ----------
 55    Boards, Commissions, and Courts - Fees and Expenses .....       13,410           --            13,410
 57    Public Servant Travel ...................................       61,220           --            61,220
 59    Centralized Management Support Services .................      212,231     (212,231)(2)            --
 60    Professional Services ...................................      455,717      (51,143)(3)       404,574
 63    Information Systems - Operating .........................      226,279           --           226,279
 65    Office and Business Expenses ............................       83,224           --            83,224
 67    Advertising and Publications ............................       12,108           --            12,108
 68    Statutory Advertising and Publications ..................        4,622           --             4,622
 69    Utilities, Materials and Supplies .......................      482,980           --           482,980
 70    Operating Equipment and Vehicles ........................      140,644           --           140,644
 72    Non-Capital Roads and Bridges ...........................      364,586           --           364,586
 73    Amortization ............................................      646,930           --           646,930
 75    Building Occupancy Charges ..............................      283,820           --           283,820
                                                                   ----------   ----------        ----------
          Operating Costs ......................................    2,987,771     (263,374)        2,724,397
                                                                   ----------   ----------        ----------
 77    Transfers - Grants ......................................      850,304           --           850,304
 79    Transfers - Entitlements ................................   13,387,661           --        13,387,661
 80    Transfers - Agreements ..................................    5,662,786           --         5,662,786
                                                                   ----------   ----------        ----------
          Government Transfers .................................   19,900,751           --        19,900,751
                                                                   ----------   ----------        ----------
 81    Transfer Between Votes and Special Accounts .............      200,726     (200,726)(4)            --
 83    Interest on the Public Debt .............................    2,548,052     (838,081)(5)     1,709,971
 85    Other Expenses ..........................................    1,419,270     (132,075)(6)     1,287,195
                                                                   ----------   ----------        ----------
          Other Expenses .......................................    4,168,048   (1,170,882)        2,997,166
                                                                   ----------   ----------        ----------
 86    Recoveries Between Votes and Special Accounts ...........     (200,726)     200,726(4)             --
 88    Recoveries Within the Consolidated Revenue Fund .........   (1,604,771)   1,576,330(7)        (28,441)
                                                                   ----------   ----------        ----------
          Internal Recoveries ..................................   (1,805,497)   1,777,056           (28,441)
                                                                   ----------   ----------        ----------
 89    Recoveries External to the Consolidated Revenue Fund ....   (1,689,589)          --        (1,689,589)
 90    Recoveries External to the Government Reporting Entity ..     (762,687)          --          (762,687)
                                                                   ----------   ----------        ----------
          External Recoveries ..................................   (2,452,276)          --        (2,452,276)
                                                                   ----------   ----------        ----------
       Net Operating Expenses ..................................   25,009,000           --        25,009,000
                                                                   ==========   ==========        ==========
--------------------------------------------------------------------------------------------------------------

(1)  Employee Benefits (Vote 29).

(2) Certain central agency charges for payroll and information technology costs (Votes 28 and 29).

(3) Certain legal services costs (Vote 11) and internal audit and advisory services (Vote 22).

(4)  Transfers between votes and special accounts.

(5)  Interest costs (Votes 9, 19, 25 and 37).

(6) Certain banking charges (Vote 22), procurement and supply costs (Vote 28), collection services costs (Vote 30), and costs in the Insurance and Risk Management Special Account.

(7)  Recoveries for costs referred to in Notes 1, 2, 3, 5, 6 and 7

                                   LEGISLATION
                                     ($000)

VOTE 1 Legislation

---------------------------------------------------------------------------------------------------------------------------------
                               Total                                     Total
                              2003/04                                   Salaries
                             Operating                                     and
        Description           Expenses     50     51      52     54     Benefits   55   57    59    60     63      65    67    68
---------------------------------------------------------------------------------------------------------------------------------
Legislation                    42,955    11,567   161   4,315   6,150    22,193    --   151   --   714   2,321   1,350   --   400
   Members' Services           18,968       183    --   1,492   5,433     7,108    --    30   --    40      --     140   --    --
   Caucus Support Services      3,869     2,975    --     685      --     3,660    --    --   --    --      --     220   --    --
   Office of the Speaker          353       230     1      53      --       284    --     3   --    --       4      60   --    --
   Clerk of the House             698       110    --      88     444       642    --    --   --     5       3      12   --    --
   Clerk of Committees            348        88    --      62     182       332    --    15   --     3      12      20   --    --
   Legislative Operations       9,420     1,789    27     458      --     2,274    --    58   --   347   2,136     488   --   400
   Sergeant-at-Arms             3,529     2,503    56     610      91     3,260    --     8   --    77      15     213   --    --
   Hansard                      3,475     2,267    54     534      --     2,855    --    25   --   186      13     110   --    --
   Legislative Library          2,295     1,422    23     333      --     1,778    --    12   --    56     138      87   --    --
---------------------------------------------------------------------------------------------------------------------------------
      Total Vote               42,955    11,567   161   4,315   6,150    22,193    --   151   --   714   2,321   1,350   --   400
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                             Total                      Total
                                                           Operating                  Government
        Description           69   70   72    73    75       Costs     77   79   80   Transfers    81   83     85
-------------------------------------------------------------------------------------------------------------------
Legislation                  988   --   --   749   3,948     10,621    --   --   --       --       --   --   13,178
   Members' Services          --   --   --    --      --        210    --   --   --       --       --   --   13,108
   Caucus Support Services    --   --   --    --      --        220    --   --   --       --       --   --       --
   Office of the Speaker       1   --   --    --      --         68    --   --   --       --       --   --       20
   Clerk of the House         --   --   --    --      --         20    --   --   --       --       --   --       50
   Clerk of Committees        --   --   --    --      --         50    --   --   --       --       --   --       --
   Legislative Operations    133   --   --   749   3,948      8,259    --   --   --       --       --   --       --
   Sergeant-at-Arms           75   --   --    --      --        388    --   --   --       --       --   --       --
   Hansard                   477   --   --    --      --        811    --   --   --       --       --   --       --
   Legislative Library       302   --   --    --      --        595    --   --   --       --       --   --       --
-------------------------------------------------------------------------------------------------------------------
      Total Vote             988   --   --   749   3,948     10,621    --   --   --       --       --   --   13,178
-------------------------------------------------------------------------------------------------------------------

                                   LEGISLATION
                                     ($000)

--------------------------------------------------------------------
                                                            Total
 Total                   Total                  Total       2004/05
 Other                  Internal               External    Operating
Expenses   86    88    Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------
 13,178    --   (255)     (255)     --   --       --         45,737
 13,108    --     --        --      --   --       --         20,426
     --    --     --        --      --   --       --          3,880
     20    --     --        --      --   --       --            372
     50    --     --        --      --   --       --            712
     --    --     --        --      --   --       --            382
     --    --   (255)     (255)     --   --       --         10,278
     --    --     --        --      --   --       --          3,648
     --    --     --        --      --   --       --          3,666
     --    --     --        --      --   --       --          2,373
--------------------------------------------------------------------
 13,178    --   (255)     (255)     --   --       --         45,737
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh   Info   TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------
     670        --    --    --    --    304    --    945   --     --      --       1,249
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
     670        --    --    --    --    304    --    945   --     --      --       1,249
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
      --        --    --    --    --     --    --     --   --     --      --          --
--------------------------------------------------------------------------------------------
     670        --    --    --    --    304    --    945   --     --      --       1,249
--------------------------------------------------------------------------------------------

                           OFFICERS OF THE LEGISLATURE
                                     ($000)

VOTE 2 Auditor General

--------------------------------------------------------------------------------------------------------------------------
                    Total                                  Total
                   2003/04                               Salaries
                  Operating                                 and
  Description      Expenses     50    51     52     54   Benefits   55    57    59     60     63    65   67   68   69   70
--------------------------------------------------------------------------------------------------------------------------
Auditor General     7,901     5,156   --   1,227   180     6,563    --   306   172   1,034   125   338   --   95   --   --
--------------------------------------------------------------------------------------------------------------------------
   Total Vote       7,901     5,156   --   1,227   180     6,563    --   306   172   1,034   125   338   --   95   --   --
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                                     Total                       Total
                                   Operating                  Government
  Description     72    73    75     Costs     77   79   80    Transfers   81   83   85
---------------------------------------------------------------------------------------
Auditor General   --   219   456     2,745     61   --   --       61       --   --   --
---------------------------------------------------------------------------------------
   Total Vote     --   219   456     2,745     61   --   --       61       --   --   --
---------------------------------------------------------------------------------------

VOTE 3 Conflict of Interest Commissioner

------------------------------------------------------------------------------------------------------------------------------
                                      Total                          Total
                                     2003/04                        Salaries
                                    Operating                         and
           Description              Expenses    50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69   70
------------------------------------------------------------------------------------------------------------------------------
Conflict of Interest Commissioner      292      87   --   32   86      205     --   20    3   21    5   10   --   --    1   --
------------------------------------------------------------------------------------------------------------------------------
          Total Vote                   292      87   --   32   86      205     --   20    3   21    5   10   --   --    1   --
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                     Total                       Total
                                                   Operating                  Government
           Description              72   73   75     Costs     77   79   80    Transfers   81   83   85
-------------------------------------------------------------------------------------------------------
Conflict of Interest Commissioner   --    3   14       77      --   --   --       --       --   --   10
-------------------------------------------------------------------------------------------------------
          Total Vote                --    3   14       77      --   --   --       --       --   --   10
-------------------------------------------------------------------------------------------------------

VOTE 4 Elections BC

---------------------------------------------------------------------------------------------------------------------
                  Total                                Total
                 2003/04                             Salaries
                Operating                               and
  Description    Expenses     50    51    52    54    Benefits   55   57   59    60     63     65   67   68   69   70
---------------------------------------------------------------------------------------------------------------------
Elections BC      7,509     1,739   49   464   171     2,423     --   38   87   106   1,457   150   --   17    3    1
---------------------------------------------------------------------------------------------------------------------
   Total Vote     7,509     1,739   49   464   171     2,423     --   38   87   106   1,457   150   --   17    3    1
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                     Total                       Total
                                   Operating                  Government
  Description   72     73     75     Costs     77   79   80    Transfers   81   83     85
------------------------------------------------------------------------------------------
Elections BC    --   1,866   358     4,083     --   --   --       --       --   --   7,002
------------------------------------------------------------------------------------------
   Total Vote   --   1,866   358     4,083     --   --   --       --       --   --   7,002
------------------------------------------------------------------------------------------

VOTE 5 Information and Privacy Commissioner

----------------------------------------------------------------------------------------------------------------------------------
                                         Total                                Total
                                        2003/04                             Salaries
                                       Operating                               and
             Description                Expenses     50    51    52    54   Benefits   55   57   59    60   63   65   67   68   69
----------------------------------------------------------------------------------------------------------------------------------
Information and Privacy Commissioner     1,972     1,092    5   292   175     1,564    --   40   39   180   65   80   20    7   13
----------------------------------------------------------------------------------------------------------------------------------
             Total Vote                  1,972     1,092    5   292   175     1,564    --   40   39   180   65   80   20    7   13
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                                              Total                       Total
                                                            Operating                  Government
             Description               70   72   73    75     Costs     77   79   80    Transfers   81   83   85
----------------------------------------------------------------------------------------------------------------
Information and Privacy Commissioner   --   --   20   120      584      --   --   --       --       --   --   --
----------------------------------------------------------------------------------------------------------------
   Total Vote                          --   --   20   120      584      --   --   --       --       --   --   --
----------------------------------------------------------------------------------------------------------------

                           OFFICERS OF THE LEGISLATURE
                                     ($000)

-----------------------------------------------------------------------
                                                                Total
 Total                  Total                       Total      2004/05
 Other                Internal                    External    Operating
Expenses   86   88   Recoveries      89     90   Recoveries    Expenses
-----------------------------------------------------------------------
   --      --   --       --       (2,300)   --     (2,300)      7,069
   --      --   --       --       (2,300)   --     (2,300)      7,069
-----------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     190        --    --    --     --   10    --    190   --     --      --         200
     190        --    --    --     --   10    --    190   --     --      --         200
-------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                           Total
  Total                 Total                  Total       2004/05
  Other               Internal               External    Operating
Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
------------------------------------------------------------------
   10      --   --       --       --   --       --          292
   10      --   --       --       --   --       --          292
------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                           Total
   2003/04                                                                         2004/05
   Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE    Veh   Info   TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------
      --        --    --    --     --    3     --    --    --     --      --          3
      --        --    --    --     --    3     --    --    --     --      --          3
--------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                           Total
  Total                 Total                  Total      2004/05
  Other                Internal               External   Operating
Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
------------------------------------------------------------------
  7,002    --   --       --       --   --       --        13,508
  7,002    --   --       --       --   --       --        13,508
------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    1,005       --    --    --     --   --    --    195   --     --      --         195
    1,005       --    --    --     --   --    --    195   --     --      --         195
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                                            Total
  Total                 Total                   Total      2004/05
  Other               Internal                External    Operating
Expenses   86   88   Recoveries    89   90   Recoveries    Expenses
-------------------------------------------------------------------
   --      --   --       --       (15)  --      (15)         2,133
   --      --   --       --       (15)  --      (15)         2,133
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     15         --    --    --     --    2    --    18    --     --      --        20
     15         --    --    --     --    2    --    18    --     --      --        20
-------------------------------------------------------------------------------------------

                           OFFICERS OF THE LEGISLATURE
                                     ($000)

VOTE 6 Ombudsman

---------------------------------------------------------------------------------------------------------------
                  Total                                Total
                 2003/04                             Salaries
                Operating                               and
 Description     Expenses     50    51    52    54   Benefits   55   57   59   60   63   65   67   68   69   70
---------------------------------------------------------------------------------------------------------------
Ombudsman         4,050     1,935   15   485   175     2,610    --   30   60   55   30   69   10    8   15   7
   Total Vote     4,050     1,935   15   485   175     2,610    --   30   60   55   30   69   10    8   15   7
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                  Total                       Total
                                Operating                  Government
 Description    72   73    75     Costs     77   79   80    Transfers   81   83   85
------------------------------------------------------------------------------------
Ombudsman       --   55   218      557      --   --   --       --       --   --   --
   Total Vote   --   55   218      557      --   --   --       --       --   --   --
------------------------------------------------------------------------------------

VOTE 7 Police Complaint Commissioner

-----------------------------------------------------------------------------------------------------------------------------
                                  Total                              Total
                                 2003/04                           Salaries
                                Operating                             and
         Description             Expenses    50   51    52    54   Benefits   55   57   59   60   63   65   67   68   69   70
-----------------------------------------------------------------------------------------------------------------------------
Police Complaint Commissioner      985      418    5   137   175      735     --   35   20   44    7   48   --    4    2   --
   Total Vote                      985      418    5   137   175      735     --   35   20   44    7   48   --    4    2   --
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                  Total                       Total
                                                Operating                  Government
         Description             72   73   75     Costs     77   79   80    Transfers   81   83   85
----------------------------------------------------------------------------------------------------
Police Complaint Commissioner    --   17   73      250      --   --   --       --       --   --   --
   Total Vote                    --   17   73      250      --   --   --       --       --   --   --
----------------------------------------------------------------------------------------------------

                           OFFICERS OF THE LEGISLATURE
                                     ($000)

-------------------------------------------------------------------
                                                            Total
  Total                 Total                   Total      2004/05
  Other               Internal                External    Operating
Expenses   86   88   Recoveries    89   90   Recoveries    Expenses
-------------------------------------------------------------------
   --      --   --       --       (70)  --      (70)        3,097
   --      --   --       --       (70)  --      (70)        3,097
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     62         --    --    --     --    5    --    60    --     --      --         65
     62         --    --    --     --    5    --    60    --     --      --         65
-------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                           Total
  Total                 Total                  Total      2004/05
  Other               Internal               External    Operating
Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
------------------------------------------------------------------
   --      --   --       --       --   --       --           985
   --      --   --       --       --   --       --           985
------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     25         --    --    --     --    2    --    23    --     --      --         25
     25         --    --    --     --    2    --    23    --     --      --         25
-------------------------------------------------------------------------------------------

                              OFFICE OF THE PREMIER
                                     ($000)

VOTE 8 Office of the Premier

-----------------------------------------------------------------------------------------------------------------------------
                                            Total                                   Total
                                           2003/04                                Salaries
                                          Operating                                  and
              Description                  Expenses     50      51     52    54   Benefits   55     57      59      60     63
-----------------------------------------------------------------------------------------------------------------------------
Intergovernmental Relations Secretariat      2,557     1,694     3     396   --     2,093    --     202      35     111    21
Crown Agencies Secretariat                   2,678     1,172     1     273   --     1,446    --      45      30     284    33
Public Affairs Bureau                       40,402    10,461    99   2,431   --    12,991    --     378   1,090   2,084   740
Executive and Support Services               6,633     3,527     7     813   70     4,417    --     435      73     740    34
   Premier's Office                          2,818     1,760     3     406   70     2,239    --     335      13      10    14
   Executive Operations                      3,815     1,767     4     407   --     2,178    --     100      60     730    20
-----------------------------------------------------------------------------------------------------------------------------
      Total Vote                            52,270    16,854   110   3,913   70    20,947    --   1,060   1,228   3,219   828
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                               Total
                                                                                             Operating
              Description                   65      67     68   69   70   72    73     75      Costs       77    79   80
------------------------------------------------------------------------------------------------------------------------
Intergovernmental Relations Secretariat     385       --   --   --    6   --    10      45        815      258   --   --
Crown Agencies Secretariat                   90       --   --   --   --   --     5     140        627       --   --   --
Public Affairs Bureau                     1,218   11,913   12   53    6   --    84   1,163     18,741    1,328    5   --
Executive and Support Services              364       --   --   --   --   --    12      82      1,740        1   --   --
   Premier's Office                          96       --   --   --   --   --     6      --        474       --   --   --
   Executive Operations                     268       --   --   --   --   --     6      82      1,266        1   --   --
------------------------------------------------------------------------------------------------------------------------
      Total Vote                          2,057   11,913   12   53   12   --   111   1,430     21,923    1,587    5   --
------------------------------------------------------------------------------------------------------------------------

                              OFFICE OF THE PREMIER
                                     ($000)

----------------------------------------------------------------------------------------------------
                                                                                             Total
   Total                       Total                  Total                      Total      2004/05
Government                     Other                 Internal                  External    Operating
 Transfers   81   83    85   Expenses   86    88    Recoveries    89    90    Recoveries    Expenses
----------------------------------------------------------------------------------------------------
     258     --   --    76       76     --   (215)     (215)      --   (510)     (510)        2,517
      --     --   --    51       51     --     --        --       --     --       --          2,124
   1,333     --   --   296      296     --   (130)     (130)     (84)   (42)     (126)       33,105
       1     --   --   225      225     --     --        --       --     --       --          6,383
      --     --   --   105      105     --     --        --       --     --       --          2,818
       1     --   --   120      120     --     --        --       --     --       --          3,565
----------------------------------------------------------------------------------------------------
   1,592     --   --   648      648     --   (345)     (345)     (84)  (552)     (636)       44,129
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
      25        --    --    --     --    5    --     15   --     --      --          20
      18        --    --    --     --    7    --     11   --     --      --          18
     485        --    --    --     --   10    --    475   --     --      --         485
      81        --    --    --     --   18    --     63   --     --      --          81
       5        --    --    --     --    5    --     --   --     --      --           5
      76        --    --    --     --   13    --     63   --     --      --          76
-------------------------------------------------------------------------------------------
     609        --    --    --     --   40    --    564   --     --      --         604
-------------------------------------------------------------------------------------------

                         MINISTRY OF ADVANCED EDUCATION
                                     ($000)

VOTE 9 Ministry Operations

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total                                  Total
                                                                   2003/04                               Salaries
                                                                  Operating                                 and
                          Description                              Expenses     50     51     52    54   Benefits    55    57    59
-----------------------------------------------------------------------------------------------------------------------------------
Educational Institutions and Organizations                        1,400,647       --   --      --   --        --     --    --    --
Industry Training and Apprenticeship                                 73,781       --   --      --   --        --     --    --    --
Student Financial Assistance Programs                               165,429       --   --      --   --        --     --    --    --
Debt Service Costs and Amortization of Prepaid Capital Advances     236,500       --   --      --   --        --     --    --    --
   Debt Service Costs                                               142,300       --   --      --   --        --     --    --    --
   Amortization of Prepaid Capital Advances                          94,200       --   --      --   --        --     --    --    --
Executive and Support Services                                       22,492   10,761   --   2,397   39    13,197    144   423   286
   Minister's Office                                                    435      251   --      51   39       341     --    49     5
   Program Management                                                22,057   10,510   --   2,346   --    12,856    144   374   281
-----------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                                  1,898,849   10,761   --   2,397   39    13,197    144   423   286
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------



                          Description                               60      63     65   67   68   69   70   72
---------------------------------------------------------------------------------------------------------------
Educational Institutions and Organizations                           --      --    --   --   --   --   --   --
Industry Training and Apprenticeship                                 --      --    --   --   --   --   --   --
Student Financial Assistance Programs                                --      --    --   --   --   --   --   --
Debt Service Costs and Amortization of Prepaid Capital Advances      --      --    --   --   --   --   --   --
   Debt Service Costs                                                --      --    --   --   --   --   --   --
   Amortization of Prepaid Capital Advances                          --      --    --   --   --   --   --   --
Executive and Support Services                                    1,096   2,141   679   --   50    2   --   --
   Minister's Office                                                 --      20    15   --   --    2   --   --
   Program Management                                             1,096   2,121   664   --   50   --   --   --
---------------------------------------------------------------------------------------------------------------
      Total Vote                                                  1,096   2,141   679   --   50    2   --   --
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                                                                   Total
                                                                                 Operating
                          Description                                73     75     Costs
------------------------------------------------------------------------------------------
Educational Institutions and Organizations                             --   --         --
Industry Training and Apprenticeship                                   --   --         --
Student Financial Assistance Programs                                  --   --         --
Debt Service Costs and Amortization of Prepaid Capital Advances   104,150   --    104,150
   Debt Service Costs                                                  --   --         --
   Amortization of Prepaid Capital Advances                       104,150   --    104,150
Executive and Support Services                                      1,022   --      5,843
   Minister's Office                                                    3   --         94
   Program Management                                               1,019   --      5,749
------------------------------------------------------------------------------------------
      Total Vote                                                  105,172   --    109,993
------------------------------------------------------------------------------------------

                         MINISTRY OF ADVANCED EDUCATION
                                     ($000)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Total
                           Total                           Total             Total                    Total      2004/05
                        Government                         Other            Internal                 External   Operating
   77        79     80   Transfers  81     83      85    Expenses  86  88  Recoveries  89     90    Recoveries   Expenses
-------------------------------------------------------------------------------------------------------------------------
     --  1,436,138  --   1,436,138  --       --      --        --  --  --      --      --  (17,000)  (17,000)   1,419,138
 77,281         --  --      77,281  --       --      --        --  --  --      --      --       --        --       77,281
 77,312      2,940  --      80,252  --   24,879  38,160    63,039  --  --      --      --   (7,000)   (7,000)     136,291
     --         --  --          --  --  142,600      --   142,600  --  --      --      --       --        --      246,750
     --         --  --          --  --  142,600      --   142,600  --  --      --      --       --        --      142,600
     --         --  --          --  --       --      --        --  --  --      --      --       --        --      104,150
    622         --  --         622  --       --      --        --  --  --      --      --     (273)     (273)      19,389
     --         --  --          --  --       --      --        --  --  --      --      --       --        --          435
    622         --  --         622  --       --      --        --  --  --      --      --     (273)     (273)      18,954
-------------------------------------------------------------------------------------------------------------------------
155,215  1,439,078  --   1,594,293  --  167,479  38,160   205,639  --  --      --      --  (24,273)  (24,273)   1,898,849
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
    Total                                                                               Total
   2003/04                                                                             2004/05
   Capital                                                                             Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info     TI    Roads   Other   Expenditures
------------------------------------------------------------------------------------------------
       --        --   --    --     --    --    --      --      --     --      --           --
       --        --   --    --     --    --    --      --      --     --      --           --
       --        --   --    --     --    --    --      --      --     --      --           --
       --        --   --    --     --    --    --      --      --     --      --           --
       --        --   --    --     --    --    --      --      --     --      --           --
       --        --   --    --     --    --    --      --      --     --      --           --
    2,380        --   --    --     --   350    --   2,455   1,300     --      --        4,105
       --        --   --    --     --    --    --      --      --     --      --           --
    2,380        --   --    --     --   350    --   2,455   1,300     --      --        4,105
------------------------------------------------------------------------------------------------
    2,380        --   --    --     --   350    --   2,455   1,300     --      --        4,105
------------------------------------------------------------------------------------------------

                   MINISTRY OF AGRICULTURE, FOOD AND FISHERIES
                                     ($000)

VOTE 10 Ministry Operations

---------------------------------------------------------------------------------------------------------------------
                                         Total                                   Total
                                        2003/04                                Salaries
                                       Operating                                 and
             Description                Expenses     50      51     52    54   Benefits    55     57      59      60
---------------------------------------------------------------------------------------------------------------------
Industry Competitiveness                  4,604     2,518    14     580   --     3,112     --     214      --     479
Fisheries and Aquaculture Management      5,146     2,590    23     595   --     3,208     --     216      --     288
Food Safety and Quality                   3,909     3,419    15     786   --     4,220     --     180      --      74
Environmental Sustainability and
   Resource Development                   2,941     3,721    18     856   --     4,595     --     251      --     109
Risk Management                          23,134     1,881     1     432   --     2,314    288     127      --     450
   National Safety Net Programs          22,140     1,560     1     358   --     1,919      5     100      --     265
   BC Farm Industry Review Board            994       321    --      74   --       395    283      27      --     185
Executive and Support Services            9,399     4,007    36     920   39     5,002     --     295   2,453     454
   Minister's Office                        390       217    --      49   39       305     --      48       5      --
   Corporate Services                     9,009     3,790    36     871   --     4,697     --     247   2,448     454
---------------------------------------------------------------------------------------------------------------------
      Total Vote                         49,133    18,136   107   4,169   39    22,451    288   1,283   2,453   1,854
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                  Total
                                                                                                Operating
             Description                63     65    67   68   69     70   72     73      75      Costs
---------------------------------------------------------------------------------------------------------
Industry Competitiveness                30      57   --   --     5    --   --      12     396      1,193
Fisheries and Aquaculture Management    14      82   --   --    65   107   --     164     266      1,202
Food Safety and Quality                 --      46   --   --   311    31   --     178     960      1,780
Environmental Sustainability and
   Resource Development                 54     295   --   --    39   180   --     324     993      2,245
Risk Management                         15      86   --   --    30    15   --     300     226      1,537
   National Safety Net Programs         13      40   --   --    30    15   --     298     169        935
   BC Farm Industry Review Board         2      46   --   --    --    --   --       2      57        602
Executive and Support Services         271     463   --   34    22    47   --     143     583      4,765
   Minister's Office                     4      13   --   --     1    --   --      --      --         71
   Corporate Services                  267     450   --   34    21    47   --     143     583      4,694
---------------------------------------------------------------------------------------------------------
      Total Vote                       384   1,029   --   34   472   380   --   1,121   3,424     12,722
---------------------------------------------------------------------------------------------------------

Special Account

-----------------------------------------------------------------------------------------
                             Total                          Total
                            2003/04                        Salaries
                           Operating                         and
     Description            Expenses   50   51   52   54   Benefits   55   57   59   60
-----------------------------------------------------------------------------------------
Livestock Protection           20      --   --   --   --      --      --   --   --    1
-----------------------------------------------------------------------------------------
   Total Special Account       20      --   --   --   --      --      --   --   --    1
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           Total
                                                                         Operating
     Description           63   65   67   68   69    70   72   73   75     Costs
----------------------------------------------------------------------------------
Livestock Protection       --   --   --   --    2    --   --   --   --       3
----------------------------------------------------------------------------------
   Total Special Account   --   --   --   --    2    --   --   --   --       3
----------------------------------------------------------------------------------

                   MINISTRY OF AGRICULTURE, FOOD AND FISHERIES
                                     ($000)

----------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                      Total                       Total                Total                      Total       2004/05
                   Government                     Other               Internal                   External    Operating
  77     79   80    Transfers   81   83    85   Expenses   86   88   Recoveries   89     90     Recoveries    Expenses
----------------------------------------------------------------------------------------------------------------------
   217   --   --        217     --   --    35       35     --   --       --       --      (17)       (17)       4,540
    --   --   --         --     --   --    94       94     --   --       --       --       (2)        (2)       4,502
   378   --   --        378     --   --    --       --     --   --       --       --   (2,524)    (2,524)       3,854
    40   --   --         40     --   --    --       --     --   --       --       --   (4,334)    (4,334)       2,546
17,137   --   --     17,137     --   --    --       --     --   --       --       --   (1,641)    (1,641)      19,347
17,137   --   --     17,137     --   --    --       --     --   --       --       --   (1,638)    (1,638)      18,353
    --   --   --         --     --   --    --       --     --   --       --       --       (3)        (3)         994
     6   --   --          6     --   --   195      195     --   --       --       --      (75)       (75)       9,893
    --   --   --         --     --   --    14       14     --   --       --       --       --         --          390
     6   --   --          6     --   --   181      181     --   --       --       --      (75)       (75)       9,503
----------------------------------------------------------------------------------------------------------------------
17,778   --   --     17,778     --   --   324      324     --   --       --       --   (8,593)    (8,593)      44,682
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   Total                                                                             Total
  2003/04                                                                           2004/05
  Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE    FE    Veh    Info   TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
      70        --    --    --     --    22      --     --   --     --      --           22
     494        --    --    --    161    22     141    159   --     --      --          483
     300        --    --    --    162    25      --    159   --     --      --          346
     667        --    --    --     --    37     775     --   --     --      --          812
     366        --    --    --     --    21      85     --   --     --      --          106
     364        --    --    --     --    19      85     --   --     --      --          104
       2        --    --    --     --     2      --     --   --     --      --            2
      93        --    --    --     --    33      --     --   55     --      --           88
      --        --    --    --     --    --      --     --   --     --      --           --
      93        --    --    --     --    33      --     --   55     --      --           88
----------------------------------------------------------------------------------------------
   1,990        --    --    --    323   160   1,001    318   55     --      --        1,857
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                      Total
                  Total                      Total                Total                  Total       2004/05
               Government                    Other               Internal               External    Operating
77   79   80    Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------
--    7   --        7       --   --   --      --      --   --       --       --   --       --           10
-------------------------------------------------------------------------------------------------------------
--    7   --        7       --   --   --      --      --   --       --       --   --       --           10
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                          Total
  2003/04                                                                        2004/05
  Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    --          --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
    --          --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                          MINISTRY OF ATTORNEY GENERAL
                                     ($000)

VOTE 11 Ministry Operations

----------------------------------------------------------------------------------------------------------------------------
                                        Total                                       Total
                                       2003/04                                    Salaries
                                      Operating                                      and
          Description                  Expenses     50        51      52     54   Benefits     55      57      59       60
----------------------------------------------------------------------------------------------------------------------------
Court Services                         135,297     56,263     860   13,080   --    70,203    2,030   1,449    1,843    2,016
   Registry and Trial Support          105,100     36,363     518    8,497   --    45,378      975     619    1,785    1,252
   Security and Escorts                 30,197     19,900     342    4,583   --    24,825    1,055     830       58      764
Legal Services                          15,570     21,805     160    5,036   --    27,001       30     700      315   26,917
Prosecution Services                    79,331     48,518     516   11,164   --    60,198    2,173   1,001      848    4,453
Justice Services                        91,241      8,421      --    1,938   --    10,359        7     273      197    1,840
Executive and Support Services          60,019     16,357      47    3,840   39    20,283    1,114     730   18,993    1,053
   Minister's Office                       666        330       1       82   39       452       --     122        7       --
   Corporate Services                   46,548     12,450      26    2,870   --    15,346       --     416   18,892      515
   Agencies, Boards and Commissions     12,805      3,577      20      888   --     4,485    1,114     192       94      538
----------------------------------------------------------------------------------------------------------------------------
      Total Vote                       381,458    151,364   1,583   35,058   39   188,044    5,354   4,153   22,196   36,279
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
          Description                   63      65     67    68     69      70     72    73       75
------------------------------------------------------------------------------------------------------
Court Services                          803   2,768    --    --     913   1,096    --   4,211   48,319
   Registry and Trial Support           690   2,575    --    --     396      89    --   3,180   48,177
   Security and Escorts                 113     193    --    --     517   1,007    --   1,031      142
Legal Services                          505   1,507    --   139      --      --    --     305    2,895
Prosecution Services                    203   1,850    --    --     405      98    --     811    6,671
Justice Services                        455     477    --    --       6      73    --     130    1,715
Executive and Support Services        3,388   1,082    --   104      18       9    --   1,648    3,045
   Minister's Office                      4      11    --    --       3       9    --       3       --
   Corporate Services                 3,314     837    --    59      13      --    --   1,574    2,246
   Agencies, Boards and Commissions      70     234    --    45       2      --    --      71      799
------------------------------------------------------------------------------------------------------
      Total Vote                      5,354   7,684    --   243   1,342   1,276    --   7,105   62,645
------------------------------------------------------------------------------------------------------

VOTE 12 Treaty Negotiations Office

-----------------------------------------------------------------------------------------------------------------------------
                                                  Total                                Total
                                                 2003/04                              Salaries
                                                Operating                               and
          Description                            Expenses    50     51    52     54   Benefits   55    57    59    60    63
-----------------------------------------------------------------------------------------------------------------------------
Treaty Negotiations Office                        34,904    6,554   --   1,511   --     8,065     5   725   210   804   110
   Negotiations                                   20,203    6,479   --   1,494   --     7,973    --   725   210   748   110
   Treaty Settlement and Implementation Costs      4,701       75   --      17   --        92     5    --    --    56    --
   Economic Development                           10,000       --   --      --   --        --    --    --    --    --    --
-----------------------------------------------------------------------------------------------------------------------------
      Total Vote                                  34,904    6,554   --   1,511   --     8,065     5   725   210   804   110
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
          Description                            65   67   68   69   70   72   73    75
---------------------------------------------------------------------------------------
Treaty Negotiations Office                      402   --    5    1    8   --   93   644
   Negotiations                                 397   --    5    1    8   --   93   644
   Treaty Settlement and Implementation Costs     5   --   --   --   --   --   --    --
   Economic Development                          --   --   --   --   --   --   --    --
---------------------------------------------------------------------------------------
      Total Vote                                402   --    5    1    8   --   93   644
---------------------------------------------------------------------------------------

VOTE 13 Judiciary

-------------------------------------------------------------------------------------------------------
                          Total                                  Total
                         2003/04                               Salaries
                        Operating                                 and
          Description    Expenses     50     51     52    54   Benefits    55     57     59    60    63
-------------------------------------------------------------------------------------------------------
Judiciary                 51,664    36,807   46   8,466   --    45,319    385   1,481   605   184   891
   Superior Courts        11,977     7,891   38   1,815   --     9,744     --     176   321   113   684
   Provincial Courts      39,687    28,916    8   6,651   --    35,575    385   1,305   284    71   207
-------------------------------------------------------------------------------------------------------
      Total Vote          51,664    36,807   46   8,466   --    45,319    385   1,481   605   184   891
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
          Description     65    67   68   69   70   72    73    75
------------------------------------------------------------------
Judiciary               1,223   --    6   85   50   --   854   454
   Superior Courts        545   --    3   12    5   --   506    --
   Provincial Courts      678   --    3   73   45   --   348   454
------------------------------------------------------------------
      Total Vote        1,223   --    6   85   50   --   854   454
------------------------------------------------------------------

                          MINISTRY OF ATTORNEY GENERAL
                                     ($000)

--------------------------------------------------------------------------------------------

  Total                               Total                            Total
Operating                          Government           8              Other
  Costs       77     79     80      Transfers     81    3      85    Expenses   86      88
--------------------------------------------------------------------------------------------
   65,448       --   --       --         --        --   --     384       384    --        --
   59,738       --   --       --         --        --   --     183       183    --        --
    5,710       --   --       --         --        --   --     201       201    --        --
   33,313        6   --       --          6        --   --     350       350    --   (44,935)
   18,513       --   --       --         --        --   --     961       961    --    (1,720)
    5,173   56,567   --   13,379     69,946        --   --      13        13    --      (309)
   31,184      300    6    1,800      2,106     6,950   --      48     6,998    --        --
      159       --   --       --         --        --   --      22        22    --        --
   27,866      300    6    1,800      2,106        --   --      22        22    --        --
    3,159       --   --       --         --     6,950   --       4     6,954    --        --
--------------------------------------------------------------------------------------------
  153,631   56,873    6   15,179     72,058     6,950   --   1,756     8,706    --   (46,964)
--------------------------------------------------------------------------------------------

---------------------------------------------------
                                            Total
   Total                        Total       2004/05
 Internal                     External    Operating
Recoveries     89     90     Recoveries    Expenses
---------------------------------------------------
      --       --   (1,782)    (1,782)     134,253
      --       --   (1,182)    (1,182)     104,117
      --       --     (600)      (600)      30,136
 (44,935)    (731)      --       (731)      15,004
  (1,720)      --       --         --       77,952
    (309)      --   (1,830)    (1,830)      83,352
      --       --     (383)      (383)      60,188
      --       --       --         --          633
      --       --     (117)      (117)      45,223
      --       --     (266)      (266)      14,332
---------------------------------------------------
 (46,964)    (731)  (3,995)    (4,726)     370,749
---------------------------------------------------

------------------------------------------------------------------------------------------------
   Total                                                                                Total
  2003/04                                                                              2004/05
  Capital                                                                              Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info     TI    Roads   Other   Expenditures
------------------------------------------------------------------------------------------------
   3,999        --    --    --    600    20    --   1,935   1,580     --      --       4,135
   3,221        --    --    --    200    20    --   1,935   1,480     --      --       3,635
     778        --    --    --    400    --    --      --     100     --      --         500
      23        --    --    --     --    23    --      --      --     --      --          23
   1,990        --    --    --     --   110    --   1,500     645     --      --       2,255
     360        --    --    --     --    --    --     260      --     --      --         260
   1,978        --    --    --     10    11    --     700     150     --      --         871
      --        --    --    --     --    --    --      --      --     --      --          --
   1,863        --    --    --     10    11    --     700     150     --      --         871
     115        --    --    --     --    --    --      --      --     --      --          --
------------------------------------------------------------------------------------------------
   8,350        --    --    --    610   164    --   4,395   2,375     --      --       7,544
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
  Total                           Total                         Total                 Total                    Total       2004/05
Operating                       Government        8             Other     8          Internal                 External    Operating
  Costs      77     79     80    Transfers   81   3     85     Expenses   6    88   Recoveries   89    90    Recoveries    Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                  15,908
    3,007   300            --     16,208     --   --   2,454     2,454    --   --       --       --   (830)     (830)       28,904
    2,941   300    6,016   --      6,316     --   --      --        --    --   --       --       --    (72)      (72)       17,158
       66    --    2,850   --      2,850     --   --   2,454     2,454    --   --       --       --   (758)     (758)        4,704
       --    --    7,042   --      7,042     --   --      --        --    --   --       --       --     --        --         7,042
-----------------------------------------------------------------------------------------------------------------------------------
                  15,908
    3,007   300            --     16,208     --   --   2,454     2,454    --   --       --       --   (830)     (830)       28,904
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI    Roads   Other   Expenditures
--------------------------------------------------------------------------------------------

      3         --    --    --     21   10    --    --    300     --      --         331
      3         --    --    --     21   10    --    --    300     --      --         331
     --         --    --    --     --   --    --    --     --     --      --          --
     --         --    --    --     --   --    --    --     --     --      --          --
--------------------------------------------------------------------------------------------
      3         --    --    --     21   10    --    --    300     --      --         331
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Total
  Total                        Total                       Total                Total                  Total       2004/05
Operating                   Government        8            Other     8         Internal               External    Operating
  Costs     77   79    80    Transfers   81   3     85   Expenses    6   88   Recoveries   89   90   Recoveries    Expenses
---------------------------------------------------------------------------------------------------------------------------
  6,218      6   --   207      213       --   --   21       21      --   --       --       --   --       --         51,771
  2,365     --   --    --       --       --   --    5        5      --   --       --       --   --       --         12,114
  3,853      6   --   207      213       --   --   16       16      --   --       --       --   --       --         39,657
---------------------------------------------------------------------------------------------------------------------------
  6,218      6   --   207      213       --   --   21       21      --   --       --       --   --       --         51,771
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                         Total
   2003/04                                                                       2004/05
   Capital                        Sp                                             Capital
Expenditures   Land   LI   Bldg   E    FE    Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     581        --    --    --    --   142    60    200   --     --      --        402
     469        --    --    --    --    70    60    160   --     --      --        290
     112        --    --    --    --    72    --     40   --     --      --        112
-------------------------------------------------------------------------------------------
     581        --    --    --    --   142    60    200   --     --      --        402
-------------------------------------------------------------------------------------------

                          MINISTRY OF ATTORNEY GENERAL
                                     ($000)

VOTE 14 Crown Proceeding Act

--------------------------------------------------------------------------------------------------------------------------------
                         Total                          Total
                        2003/04                        Salaries
                       Operating                         and
     Description       Expenses    50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69   70   72   73   75
--------------------------------------------------------------------------------------------------------------------------------
Crown Proceeding Act     28,700    --   --   --   --      --      --   --   --   --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------------
   Total Vote            28,700    --   --   --   --      --      --   --   --   --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------------

VOTE 15 British Columbia Utilities Commission

------------------------------------------------------------------------------------------------
                                          Total                              Total
                                         2003/04                            Salaries
                                        Operating                             and
             Description                 Expenses    50     51   52    54   Benefits   55    57
------------------------------------------------------------------------------------------------
British Columbia Utilities Commission       1       2,021    6   460   --    2,487     210   100
------------------------------------------------------------------------------------------------
   Total Vote                               1       2,021    6   460   --    2,487     210   100
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
             Description                59    60    63   65    67   68   69   70   72   73   75
------------------------------------------------------------------------------------------------
British Columbia Utilities Commission   130   720   25   260   --   25   --   --   --    1   320
------------------------------------------------------------------------------------------------
   Total Vote                           130   720   25   260   --   25   --   --   --    1   320
------------------------------------------------------------------------------------------------

Special Account

-------------------------------------------------------------------------------------------------------------
                                                    Total                                  Total
                                                   2003/04                                Salaries
                                                  Operating                                 and
                   Description                     Expenses     50     51     52     54   Benefits   55   57
-------------------------------------------------------------------------------------------------------------
Public Guardian and Trustee of British Columbia     17,351    10,869   108   2,577   --    13,554    --   148
-------------------------------------------------------------------------------------------------------------
   Total Special Account                            17,351    10,869   108   2,577   --    13,554    --   148
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                   Description                     59     60     63    65   67   68   69   70   72    73     75
----------------------------------------------------------------------------------------------------------------
Public Guardian and Trustee of British Columbia   337   1,858   528   586   --    7   18   --   --   652   1,470
----------------------------------------------------------------------------------------------------------------
   Total Special Account                          337   1,858   528   586   --    7   18   --   --   652   1,470
----------------------------------------------------------------------------------------------------------------

                          MINISTRY OF ATTORNEY GENERAL
                                     ($000)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total
  Total                      Total                          Total                 Total                  Total       2004/05
Operating                  Government                       Other                Internal               External    Operating
  Costs     77   79   80   Transfers    81   83     85     Expenses   86   88   Recoveries   89   90   Recoveries   Expenses
-----------------------------------------------------------------------------------------------------------------------------
    --      --   --   --       --       --   --   27,500    27,500    --   --       --       --   --     --           27,500
-----------------------------------------------------------------------------------------------------------------------------
    --      --   --   --       --       --   --   27,500    27,500    --   --       --       --   --     --           27,500
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                          Total
  2003/04                                                                        2004/05
  Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --    --       --        --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --    --       --        --
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Total
  Total                        Total                      Total                 Total                      Total      2004/05
Operating                   Government                    Other               Internal                   External    Operating
  Costs      77   79   80    Transfers   81   83   85   Expenses   86   88   Recoveries   89     90     Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------------------
  1,791     400   --   --       400      --   --   --      --      --   --       --       --   (4,677)    (4,677)        1
------------------------------------------------------------------------------------------------------------------------------
  1,791     400   --   --       400      --   --   --      --      --   --       --       --   (4,677)    (4,677)        1
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                         Total
   2003/04                                                                       2004/05
   Capital                                                                       Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    210         --    --    --     --    2    --    10    --     --      --         12
-------------------------------------------------------------------------------------------
    210         --    --    --     --    2    --    10    --     --      --         12
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Total
  Total                       Total                      Total                  Total                      Total      2004/05
Operating                  Government                    Other                Internal                   External    Operating
  Costs     77   79   80   Transfers    81   83   85    Expenses   86   88   Recoveries   89     90     Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------------------
  5,604     --   --   --      --        --   --   329      329     --   --       --       --   (2,095)    (2,095)      17,392
------------------------------------------------------------------------------------------------------------------------------
  5,604     --   --   --      --        --   --   329      329     --   --       --       --   (2,095)    (2,095)      17,392
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    889         --    --    --     --   24    --    770   --     --      --        794
-------------------------------------------------------------------------------------------
    889         --    --    --     --   24    --    770   --     --      --        794
-------------------------------------------------------------------------------------------

                   MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
                                     ($000)

VOTE 16 Ministry Operations

-------------------------------------------------------------------------------------------------------------------
                                   Total                                      Total
                                  2003/04                                    Salaries
                                 Operating                                     and
          Description             Expenses      50       51      52     54   Benefits   55    57       59       60
-------------------------------------------------------------------------------------------------------------------
Community Living Services          607,973    21,002     557    4,839   --     26,398   --     802    3,010     562
Child and Family Development       724,029   132,000   3,301   30,763   --    166,064   --   5,280   30,314   5,111
Provincial Services                101,760    33,545   1,362    7,705   --     42,612   --     668    1,906     142
Executive and Support Services      18,428     8,087     200    1,860   64     10,211   --     383    1,148   1,648
   Ministers' Office                   730       387       8       89   64        548   --      75       --      --
   Corporate Services               17,698     7,700     192    1,771   --      9,663   --     308    1,148   1,648
-------------------------------------------------------------------------------------------------------------------
      Total Vote                 1,452,190   194,634   5,420   45,167   64    245,285   --   7,133   36,378   7,463
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          Description              63      65    67   68      69     70     72    73      75
-----------------------------------------------------------------------------------------------
Community Living Services          453     804   --     6     224     118   --     653    4,121
Child and Family Development     2,069   5,280   --   317     181     864   --   4,708   21,747
Provincial Services                685     669   --    --   2,112     386   --      22    7,948
Executive and Support Services     172     335   --    --      --      --   --     564    1,419
   Ministers' Office                10      27   --    --      --      --   --      30       --
   Corporate Services              162     308   --    --      --      --   --     534    1,419
-----------------------------------------------------------------------------------------------
      Total Vote                 3,379   7,088   --   323   2,517   1,368   --   5,947   35,235
-----------------------------------------------------------------------------------------------

                   MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
                                     ($000)

--------------------------------------------------------------------

  Total                                      Total
Operating                                 Government
  Costs       77       79         80       Transfers   81   83    85
--------------------------------------------------------------------
  10,753     1,080   10,406     563,498      574,984   --   --    --
  75,871       340   22,853     450,264      473,457   --   --   495
  14,538    35,149       72       6,356       41,577   --   --     7
   5,669       125       --           5          130   --   --   279
     142        --       --          --           --   --   --    40
   5,527       125       --           5          130   --   --   239
--------------------------------------------------------------------
 106,831    36,694   33,331   1,020,123    1,090,148   --   --   781
--------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                    Total
  Total                    Total                       Total       2004/05
  Other                   Internal                    External    Operating
Expenses   86     88     Recoveries   89     90      Recoveries    Expenses
---------------------------------------------------------------------------
    --     --       --         --     --    (2,562)    (2,562)      609,573
   495     --   (1,484)    (1,484)    --   (52,681)   (52,681)      661,722
     7     --   (1,004)    (1,004)    --    (3,702)    (3,702)       94,028
   279     --       --         --     --       (44)       (44)       16,245
    40     --       --         --     --        --         --           730
   239     --       --         --     --       (44)       (44)       15,515
---------------------------------------------------------------------------
   781     --   (2,488)    (2,488)    --   (58,989)   (58,989)    1,381,568
---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
   Total                                                                               Total
  2003/04                                                                             2004/05
  Capital                                                                             Capital
Expenditures   Land   LI   Bldg   SpE   FE    Veh   Info    TI      Roads   Other   Expenditures
------------------------------------------------------------------------------------------------
       --       --    --    --     --    --    --      --      --     --      --           --
       --       --    --    --     --    --    --      --      --     --      --           --
       --       --    --    --     --    --    --      --      --     --      --           --
   17,150       --    --    --     --   504   191   7,300   1,800     --      --        9,795
       --       --    --    --     --    --    --      --      --     --      --           --
   17,150       --    --    --     --   504   191   7,300   1,800     --      --        9,795
------------------------------------------------------------------------------------------------
   17,150       --    --    --     --   504   191   7,300   1,800     --      --        9,795
------------------------------------------------------------------------------------------------

             MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES
                                     ($000)

VOTE 17 Ministry Operations

----------------------------------------------------------------------------------------------------------------------------
                                                 Total                                  Total
                                                2003/04                                Salaries
                                               Operating                                 and
            Description                         Expenses     50      51     52    54   Benefits   55    57      59      60
----------------------------------------------------------------------------------------------------------------------------
Local Government                                150,259     5,883    75   1,354   --     7,312     5     307     263   1,753
   Local Government Services and Transfers      136,224     4,178    34     963   --     5,175     5     240     263     581
   Heritage                                       7,397       880    16     199   --     1,095    --      65      --   1,100
   Community Transition and Adjustment            2,400        --    --      --   --        --    --      --      --      --
   University Endowment Lands                     4,238       825    25     192   --     1,042    --       2      --      72
Housing, Building and Safety                    168,458     2,899    12     665   --     3,576    23     254     174     516
   Housing and Building                         147,447     1,082    --     247   --     1,329    13     100      45      78
   Safety and Standards                          21,011     1,817    12     418   --     2,247    10     154     129     438
Women's Services, Seniors and Child Care        235,728     8,432    33   1,891   --    10,356    25     247     129     395
   Women's Services and Seniors                  51,616     1,822    20     407   --     2,249    --     121      76     125
   Child Care Services                          184,112     6,610    13   1,484   --     8,107    25     126      53     270
Aboriginal, Multiculturalism and Immigration     14,953     4,217    16     954   --     5,187    35     340     203     439
   Aboriginal Directorate                         3,158       843    --     190   --     1,033    --     100      38     104
   Multiculturalism and Immigration Services      9,755     3,073    16     695   --     3,784    35     225     165     265
   Vancouver Agreement                            2,040       301    --      69   --       370    --      15      --      70
Executive and Support Services                   13,006     4,743    32   1,088   89     5,952    --     376   2,462     154
   Ministers' Office                              1,132       491    --     111   89       691    --     264      30      --
   Corporate Services                            11,874     4,252    32     977   --     5,261    --     112   2,432     154
----------------------------------------------------------------------------------------------------------------------------
      Total Vote                                582,404    26,174   168   5,952   89    32,383    88   1,524   3,231   3,257
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

Description                                       63     65    67   68    69      70   72    73     75
-------------------------------------------------------------------------------------------------------
Local Government                                 287     283   --    6   1,654   685   --    56     940
   Local Government Services and Transfers       180     200   --    5       5    --   --    15     430
   Heritage                                       85      63   --    1     200   620   --    41      70
   Community Transition and Adjustment            --      --   --   --      --    --   --    --      --
   University Endowment Lands                     22      20   --   --   1,449    65   --    --     440
Housing, Building and Safety                      84     245   --   14      27    71   --    12     256
   Housing and Building                           35     138   --   11       5    --   --    --      66
   Safety and Standards                           49     107   --    3      22    71   --    12     190
Women's Services, Seniors and Child Care         566     501   --   10       5    --   --   312     484
   Women's Services and Seniors                  187     126   --   10       5    --   --    44     262
   Child Care Services                           379     375   --   --      --    --   --   268     222
Aboriginal, Multiculturalism and Immigration      78     286   --   --      --    --   --   100     309
   Aboriginal Directorate                         --      36   --   --      --    --   --    --      --
   Multiculturalism and Immigration Services      75     244   --   --      --    --   --   100     279
   Vancouver Agreement                             3       6   --   --      --    --   --    --      30
Executive and Support Services                   454     703   --   --      28    15   --   154     811
   Ministers' Office                              63      19   --   --      --    15   --    --      --
   Corporate Services                            391     684   --   --      28    --   --   154     811
-------------------------------------------------------------------------------------------------------
     Total Vote                                1,469   2,018   --   30   1,714   771   --   634   2,800
-------------------------------------------------------------------------------------------------------

VOTE 18 Transfer to Royal British Columbia Museum

-------------------------------------------------------------------------------------------------------------
                                              Total                           Total
                                             2003/04                        Salaries
                                            Operating                          and
            Description                      Expenses   50   51   52   54   Benefits   55   57   59   60   63
-------------------------------------------------------------------------------------------------------------
Transfer to Royal British Columbia Museum     12,751    --   --   --   --      --      --   --   --   --   --
-------------------------------------------------------------------------------------------------------------
   Total Vote                                 12,751    --   --   --   --      --      --   --   --   --   --
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
            Description                     63   65   67   68   69   70   72   73   75
--------------------------------------------------------------------------------------
Transfer to Royal British Columbia Museum   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------
   Total Vote                               --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------

             MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES
                                     ($000)

------------------------------------------------------------------------------

  Total                                    Total                        Total
Operating                                Government                     Other
  Costs       77        79        80      Transfers   81   83   85    Expenses
------------------------------------------------------------------------------
  6,239     16,919        --   117,414     134,333    --   --    20       20
  1,924     16,000        --   113,146     129,146    --   --    20       20
  2,245        919        --        --         919    --   --    --       --
     --         --        --        --          --    --   --    --       --
  2,070         --        --     4,268       4,268    --   --    --       --
  1,676      8,000   142,426     5,031     155,457    --   --     9        9
    491         --   142,406     5,031     147,437    --   --    --       --
  1,185      8,000        20        --       8,020    --   --     9        9
  2,674         --   104,000    92,943     196,943    --   --   150      150
    956         --        --    34,141      34,141    --   --    --       --
  1,718         --   104,000    58,802     162,802    --   --   150      150
  1,790        110        --    24,133      24,243    --   --    12       12
    278         --        --       850         850    --   --    --       --
  1,388        100        --    23,283      23,383    --   --    12       12
    124         10        --        --          10    --   --    --       --
  5,157         --        --        --          --    --   --   302      302
    391         --        --        --          --    --   --    50       50
  4,766         --        --        --          --    --   --   252      252
------------------------------------------------------------------------------
 17,536     25,029   246,426   239,521     510,976    --   --   493      493
------------------------------------------------------------------------------

----------------------------------------------------------------
                                                         Total
                Total                        Total      2004/05
               Internal                     External   Operating
  86     88   Recoveries   89      90     Recoveries   Expenses
----------------------------------------------------------------
(3,142)  --     (3,142)    --   (50,440)   (50,440)      94,322
    --   --         --     --   (50,000)   (50,000)      86,265
    --   --         --     --      (440)      (440)       3,819
    --   --         --     --        --         --           --
(3,142)  --     (3,142)    --        --         --        4,238
    --   --         --     --        --         --      160,718
    --   --         --     --        --         --      149,257
    --   --         --     --        --         --       11,461
    --   --         --     --        --         --      210,123
    --   --         --     --        --         --       37,346
    --   --         --     --        --         --      172,777
    --   --         --     --   (20,880)   (20,880)      10,352
    --   --         --     --        --         --        2,161
    --   --         --     --   (20,763)   (20,763)       7,804
    --   --         --     --      (117)      (117)         387
    --   (3)        (3)    --        (2)        (2)      11,406
    --   --         --     --        --         --        1,132
    --   (3)        (3)    --        (2)        (2)      10,274
----------------------------------------------------------------
(3,142)  (3)    (3,145)    --   (71,322)   (71,322)     486,921
----------------------------------------------------------------

--------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info    TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------
     77         --    --    --     --   --    --      90   --     --      --           90
     77         --    --    --     --   --    --      40   --     --      --           40
     --         --    --    --     --   --    --      50   --     --      --           50
     --         --    --    --     --   --    --      --   --     --      --           --
     --         --    --    --     --   --    --      --   --     --      --           --
  2,670         --    --    --     --   --    --      65   --     --      --           65
     --         --    --    --     --   --    --      15   --     --      --           15
  2,670         --    --    --     --   --    --      50   --     --      --           50
    375         --    --    --     --   --    --   1,425   --     --      --        1,425
    175         --    --    --     --   --    --     150   --     --      --          150
    200         --    --    --     --   --    --   1,275   --     --      --        1,275
    355         --    --    --     --   --    --     355   --     --      --          355
      5         --    --    --     --   --    --       5   --     --      --            5
    350         --    --    --     --   --    --     350   --     --      --          350
     --         --    --    --     --   --    --      --   --     --      --           --
    115         --    --    --     --   30    --     150   70     --      --          250
     --         --    --    --     --   --    --      --   --     --      --           --
    115         --    --    --     --   30    --     150   70     --      --          250
--------------------------------------------------------------------------------------------
  3,592         --    --    --     --   30    --   2,085   70     --      --        2,185
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total
  Total                          Total                      Total                 Total                  Total       2004/05
Operating                      Government                   Other                Internal               External    Operating
  Costs       77     79   80   Transfers    81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries   Expenses
-----------------------------------------------------------------------------------------------------------------------------
   --       12,105   --   --     12,105     --   --   --      --      --   --       --       --   --       --        12,105
-----------------------------------------------------------------------------------------------------------------------------
   --       12,105   --   --     12,105     --   --   --      --      --   --       --       --   --       --        12,105
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
    Total                                                                        Total
   2003/04                                                                      2004/05
   Capital                                                                      Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info  TI   Roads   Other   Expenditures
------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --   --     --      --         --
------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --   --     --      --         --
------------------------------------------------------------------------------------------

             MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES
                                     ($000)

Special Account
------------------------------------------------------------------------------------------------------------------
                                              Total                           Total
                                             2003/04                        Salaries
                                            Operating                          and
              Description                    Expenses   50   51   52   54   Benefits   55   57   59   60   63   65
------------------------------------------------------------------------------------------------------------------
First Citizens Fund                           3,962     --   --   --   --      --      45   --   --   --   --    4
University Endowment Lands Administration     3,142     --   --   --   --      --      --   --   --   --   --   --
------------------------------------------------------------------------------------------------------------------
   Total Special Accounts                     7,104     --   --   --   --      --      45   --   --   --   --    4
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
              Description                   67   68   69   70   72   73   75
----------------------------------------------------------------------------
First Citizens Fund                         --   --   --   --   --   --   --
University Endowment Lands Administration   --   --   --   --   --   --   --
----------------------------------------------------------------------------
   Total Special Accounts                   --   --   --   --   --   --   --
----------------------------------------------------------------------------

             MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES
                                     ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
  Total                          Total                         Total                Total                  Total       2004/05
Operating                     Government                       Other               Internal               External    Operating
  Costs     77   79     80    Transfers      81    83   85   Expenses   86   88   Recoveries   89   90   Recoveries   Expenses
-------------------------------------------------------------------------------------------------------------------------------
   49       --   --   4,151     4,151         --   --   --        --    --   --       --       --   --       --         4,200
   --       --   --      --        --      3,142   --   --     3,142    --   --       --       --   --       --         3,142
-------------------------------------------------------------------------------------------------------------------------------
   49       --   --   4,151     4,151      3,142   --   --     3,142    --   --       --       --   --       --         7,342
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                          Total
  2003/04                                                                        2004/05
  Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                              MINISTRY OF EDUCATION
                                     ($000)

VOTE 19 Ministry Operations

------------------------------------------------------------------------------------------------------------------------
                                                Total                                  Total
                                               2003/04                               Salaries
                                              Operating                                 and
                Description                    Expenses     50     51     52    54   Benefits   55    57     59      60
------------------------------------------------------------------------------------------------------------------------
Public Schools                                4,075,312       --   --      --   --        --    --    --      --      --
Independent Schools                             167,349       --   --      --   --        --    --    --      --      --
Debt Service and Amortization                   567,751       --   --      --   --        --    --    --      --      --
   Debt Service Costs                           359,000       --   --      --   --        --    --    --      --      --
   Amortization of Prepaid Capital Advances     208,751       --   --      --   --        --    --    --      --      --
Management Services                              18,032    4,966   --   1,167   --     6,133    --    51   6,326     129
Executive and Support Services                   31,621   10,582   --   2,433   39    13,054    67   911     815   8,623
   Minister's Office                                489      250   --      57   39       346    --   105      --      --
   K-12 Education Programs                       31,132   10,332   --   2,376   --    12,708    67   806     815   8,623
------------------------------------------------------------------------------------------------------------------------
      Total Vote                              4,860,065   15,548   --   3,600   39    19,187    67   962   7,141   8,752
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                Description                     63      65    67    68   69   70   72      73       75
-------------------------------------------------------------------------------------------------------
Public Schools                                   --      --   --    --   --   --   --        --      --
Independent Schools                              --      --   --    --   --   --   --        --      --
Debt Service and Amortization                    --      --   --    --   --   --   --   210,461      --
   Debt Service Costs                            --      --   --    --   --   --   --        --      --
   Amortization of Prepaid Capital Advances      --      --   --    --   --   --   --   210,461      --
Management Services                           1,124     880   --    --   25   20   --       280   3,653
Executive and Support Services                6,473   2,546   --   744    5   --   --     2,661      --
   Minister's Office                             19      11   --    --    2   --   --         6      --
   K-12 Education Programs                    6,454   2,535   --   744    3   --   --     2,655      --
-------------------------------------------------------------------------------------------------------
      Total Vote                              7,597   3,426   --   744   30   20   --   213,402   3,653
-------------------------------------------------------------------------------------------------------

                              MINISTRY OF EDUCATION
                                     ($000)

-------------------------------------------------------------------
  Total                                Total
Operating                           Government
  Costs      77       79       80    Transfers   81      83      85
-------------------------------------------------------------------
      --     --   4,156,270    --    4,156,270   --        --    --
      --     --     176,777    --      176,777   --        --    --
 210,461     --          --    --           --   --   354,700    --
      --     --          --    --           --   --   354,700    --
 210,461     --          --    --           --   --        --    --
  12,488     --          --    --           --   --        --   140
  22,845    323          --   156          479   --        --    53
     143     --          --    --           --   --        --    --
  22,702    323          --   156          479   --        --    53
-------------------------------------------------------------------
 245,794    323   4,333,047   156    4,333,526   --   354,700   193
-------------------------------------------------------------------

------------------------------------------------------------------------
                                                                 Total
  Total                 Total                        Total      2004/05
  Other               Internal                     External    Operating
Expenses   86   88   Recoveries    89      90     Recoveries    Expenses
------------------------------------------------------------------------
      --   --   --       --        --    (8,807)    (8,807)    4,147,463
      --   --   --       --        --        --         --       176,777
 354,700   --   --       --        --      (206)      (206)      564,955
 354,700   --   --       --        --        --         --       354,700
      --   --   --       --        --      (206)      (206)      210,255
     140   --   --       --        --      (729)      (729)       18,032
      53   --   --       --       (60)     (433)      (493)       35,938
      --   --   --       --        --        --         --           489
      53   --   --       --       (60)     (433)      (493)       35,449
------------------------------------------------------------------------
 354,893   --   --       --       (60)  (10,175)   (10,235)    4,943,165
------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    Total                                                                             Total
   2003/04                                                                           2004/05
   Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh    Info     TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
      --        --    --    --     --   --    --       --    --     --      --           --
      --        --    --    --     --   --    --       --    --     --      --           --
      --        --    --    --     --   --    --       --    --     --      --           --
      --        --    --    --     --   --    --       --    --     --      --           --
      --        --    --    --     --   --    --       --    --     --      --           --
   1,079        --    --    --     --   --    --      310    --     --      --          310
   4,050        --    --    --     --   --    --   13,900   200     --      --       14,100
      --        --    --    --     --   --    --       --    --     --      --           --
   4,050        --    --    --     --   --    --   13,900   200     --      --       14,100
----------------------------------------------------------------------------------------------
   5,129        --    --    --     --   --    --   14,210   200     --      --       14,410
----------------------------------------------------------------------------------------------

                          MINISTRY OF ENERGY AND MINES
                                     ($000)

VOTE 20 Ministry Operations

-----------------------------------------------------------------------------------------------------------------
                                       Total                                  Total
                                      2003/04                               Salaries
                                     Operating                                 and
                Description           Expenses     50     51     52    54   Benefits   55     57      59      60
-----------------------------------------------------------------------------------------------------------------
Oil and Gas                            19,510     6,448   12   1,485   --     7,945    94     786     511   5,911
   Oil and Gas Division                13,870     5,238   12   1,205   --     6,455    94     536     271   4,411
   Offshore Oil and Gas                 5,640     1,210   --     280   --     1,490    --     250     240   1,500
Mining and Minerals                    10,510     4,521   10   1,042   --     5,573    --     494     298     393
Electricity and Alternative Energy      2,041       750   --     173   --       923    --      68      51      30
Executive and Support Services          5,939     1,839   --     430   64     2,333    --     283     545     135
   Ministers' Office                      481       405   --      93   64       562    --     162      12      --
   Corporate Services                   4,288       791   --     188   --       979    --      81     481      85
   External Relations                   1,170       643   --     149   --       792    --      40      52      50
-----------------------------------------------------------------------------------------------------------------
      Total Vote                       38,000    13,558   22   3,130   64    16,774    94   1,631   1,405   6,469
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                Description           63    65   67   68    69    70   72    73     75
---------------------------------------------------------------------------------------
Oil and Gas                          277   608   --   37   255   320   --   126     896
   Oil and Gas Division              237   508   --   25   255   320   --    91     780
   Offshore Oil and Gas               40   100   --   12    --    --   --    35     116
Mining and Minerals                  182   230   --   40    55   293   --   285      --
Electricity and Alternative Energy     8    20   --   --    --    --   --     8      --
Executive and Support Services        27   104   --   --    13    --   --    96   1,703
   Ministers' Office                  18    64   --   --    13    --   --    --      --
   Corporate Services                  6    25   --   --    --    --   --    96   1,703
   External Relations                  3    15   --   --    --    --   --    --      --
---------------------------------------------------------------------------------------
      Total Vote                     494   962   --   77   323   613   --   515   2,599
---------------------------------------------------------------------------------------

VOTE 21 Contracts and Funding Arrangements

-----------------------------------------------------------------------------------------------------------------
                                                       Total                           Total
                                                      2003/04                        Salaries
                                                     Operating                          and
                  Description                        Expenses    50   51   52   54   Benefits   55   57   59   60
-----------------------------------------------------------------------------------------------------------------
Contracts and Funding Arrangements                     38,840    --   --   --   --      --      --   --   --   --
   Resource Revenue Sharing Agreements                  2,500    --   --   --   --      --      --   --   --   --
   Vancouver Island Natural Gas Pipeline Agreement     34,340    --   --   --   --      --      --   --   --   --
   Columbia Basin Accord                                2,000    --   --   --   --      --      --   --   --   --
-----------------------------------------------------------------------------------------------------------------
      Total Vote                                       38,840    --   --   --   --      --      --   --   --   --
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                  Description                        63   65   67   68   69   70   72   73   75
-----------------------------------------------------------------------------------------------
Contracts and Funding Arrangements                   --   --   --   --   --   --   --   --   --
   Resource Revenue Sharing Agreements               --   --   --   --   --   --   --   --   --
   Vancouver Island Natural Gas Pipeline Agreement   --   --   --   --   --   --   --   --   --
   Columbia Basin Accord                             --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------
      Total Vote                                     --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------

                          MINISTRY OF ENERGY AND MINES
                                     ($000)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
  Total                             Total                      Total                 Total                  Total      2004/05
Operating                        Government                    Other               Internal               External    Operating
  Costs       77    79     80     Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------------------
   9,821    1,017   --   2,187      3,204     --   --   --      --      --   --       --       --   --       --         20,970
   7,528      417   --     770      1,187     --   --   --      --      --   --       --       --   --       --         15,170
   2,293      600   --   1,417      2,017     --   --   --      --      --   --       --       --   --       --          5,800
   2,270       25   --      --         25     --   --   --      --      --   --       --       --   --       --          7,868
     185       --   --      26         26     --   --   --      --      --   --       --       --   --       --          1,134
   2,906       --   --      19         19     --   --   --      --      --   --       --       --   --       --          5,258
     269       --   --      --         --     --   --   --      --      --   --       --       --   --       --            831
   2,477       --   --      19         19     --   --   --      --      --   --       --       --   --       --          3,475
     160       --   --      --         --     --   --   --      --      --   --       --       --   --       --            952
-------------------------------------------------------------------------------------------------------------------------------
  15,182    1,042   --   2,232      3,274     --   --   --      --      --   --       --       --   --       --         35,230
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
    Total                                                                            Total
   2003/04                                                                          2004/05
   Capital                                                                          Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh    Info    TI   Roads   Other   Expenditures
---------------------------------------------------------------------------------------------
     280        --    --    --     25   30    --     316   100     --      --          471
     260        --    --    --     25   30    --     316   100     --      --          471
      20        --    --    --     --   --    --      --    --     --      --           --
      94        --    --    --     40   --   200     786    --     --      --        1,026
      --        --    --    --     --   --    --      --    --     --      --           --
      76        --    --    --     --   60    --     250    --     --      --          310
      --        --    --    --     --   --    --      --    --     --      --           --
      76        --    --    --     --   60    --     250    --     --      --          310
      --        --    --    --     --   --    --      --    --     --      --           --
---------------------------------------------------------------------------------------------
     450        --    --    --     65   90   200   1,352   100     --      --        1,807
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Total
  Total                              Total                      Total                 Total                  Total      2004/05
Operating                         Government                    Other               Internal               External    Operating
  Costs       77     79     80     Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------------------------------------------------------------------
    --      26,560   --   2,000     28,560     --   --   --      --      --   --       --       --   --       --         28,560
    --       2,500   --      --      2,500     --   --   --      --      --   --       --       --   --       --          2,500
    --      24,060   --      --     24,060     --   --   --      --      --   --       --       --   --       --         24,060
    --          --   --   2,000      2,000     --   --   --      --      --   --       --       --   --       --          2,000
--------------------------------------------------------------------------------------------------------------------------------
    --      26,560   --   2,000     28,560     --   --   --      --      --   --       --       --   --       --         28,560
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                               MINISTRY OF FINANCE
                                     ($000)

VOTE 22 Ministry Operations

-----------------------------------------------------------------------------------------------------------------------
                                                    Total                                   Total
                                                   2003/04                                Salaries
                                                  Operating                                  and
                  Description                      Expenses     50      51     52    54   Benefits   55     57      59
-----------------------------------------------------------------------------------------------------------------------
Financial and Economic Performance and Analysis      6,482     3,957    33     898   --     4,888    --     125     257
   Treasury Board Staff Operations                   6,482     3,957    33     898   --     4,888    --     125     257
Financial Governance, Accounting and Reporting       6,674     6,572   120   1,471   --     8,163    10     202     365
   Comptroller General Operations                    6,673     3,512    45     808   --     4,365    10      28     365
   Internal Audit and Advisory Services                  1     3,060    75     663   --     3,798    --     174      --
Treasury                                                 1     4,409    20   1,008   --     5,437    --      55   1,021
   Provincial Treasury Operations                        1     4,409    20   1,008   --     5,437    --      55   1,021
Financial and Corporate Sector Services              8,157     9,086    65   2,090   --    11,241    84     252   2,486
   Financial and Corporate Sector Policy               964       698     5     161   --       864    --      20     131
   Financial Institutions Commission                     1     5,846     6   1,345   --     7,197    84     189     827
   Registries                                        7,192     2,542    54     584   --     3,180    --      43   1,528
Executive and Support Services                      15,275     6,048    51   1,403   39     7,541    --   1,409   3,350
   Minister's Office                                   543       289    --      70   39       398    --      67      10
   Corporate Services                               14,732     5,759    51   1,333   --     7,143    --   1,342   3,340
-----------------------------------------------------------------------------------------------------------------------
                   Total Vote                       36,589    30,072   289   6,870   39    37,270    94   2,043   7,479
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                  Description                       60      63      65    67    68   69   70   72     73      75
-----------------------------------------------------------------------------------------------------------------
Financial and Economic Performance and Analysis     106      --     120   --   238    1   --   --      62     333
   Treasury Board Staff Operations                  106      --     120   --   238    1   --   --      62     333
Financial Governance, Accounting and Reporting      363     211     331   --    18   --   --   --     182     416
   Comptroller General Operations                   102     201     256   --    18   --   --   --     170     416
   Internal Audit and Advisory Services             261      10      75   --    --   --   --   --      12      --
Treasury                                             75   2,390     838   --    --   --   --   --     161     312
   Provincial Treasury Operations                    75   2,390     838   --    --   --   --   --     161     312
Financial and Corporate Sector Services             700   1,121   1,274   --    21   --   52   --     807   1,168
   Financial and Corporate Sector Policy             46       4     123   --     2   --   --   --       3      51
   Financial Institutions Commission                480      91     341   --     7   --   52   --     244     557
   Registries                                       174   1,026     810   --    12   --   --   --     560     560
Executive and Support Services                      208   1,335     581   --    15    9   17   --      61   1,201
   Minister's Office                                 --      15      17   --    --   --   10   --       2      --
   Corporate Services                               208   1,320     564   --    15    9    7   --      59   1,201
-----------------------------------------------------------------------------------------------------------------
                   Total Vote                     1,452   5,057   3,144   --   292   10   69   --   1,273   3,430
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                    Total                          Total
                                                  Operating                     Government
                  Description                       Costs       77    79   80    Transfers   81
-----------------------------------------------------------------------------------------------
Financial and Economic Performance and Analysis      1,242       --   --   --         --     --
   Treasury Board Staff Operations                   1,242       --   --   --         --     --
Financial Governance, Accounting and Reporting       2,098       --   --   --         --     --
   Comptroller General Operations                    1,566       --   --   --         --     --
   Internal Audit and Advisory Services                532       --   --   --         --     --
Treasury                                             4,852       --   --   --         --     --
   Provincial Treasury Operations                    4,852       --   --   --         --     --
Financial and Corporate Sector Services              7,965       --   --   --         --     --
   Financial and Corporate Sector Policy               380       --   --   --         --     --
   Financial Institutions Commission                 2,872       --   --   --         --     --
   Registries                                        4,713       --   --   --         --     --
Executive and Support Services                       8,186    1,937   --   --      1,937     --
   Minister's Office                                   121       --   --   --         --     --
   Corporate Services                                8,065    1,937   --   --      1,937     --
-----------------------------------------------------------------------------------------------
                   Total Vote                       24,343    1,937   --   --      1,937     --
-----------------------------------------------------------------------------------------------

VOTE 23 Public Sector Employers' Council

----------------------------------------------------------------------------------------------------------------------
                                        Total                               Total
                                       2003/04                            Salaries
                                      Operating                             and
            Description                Expenses     50    51    52   54   Benefits   55   57   59    60   63   65   67
----------------------------------------------------------------------------------------------------------------------
Public Sector Employers' Council        14,812    1,029    2   250   --     1,281    --   74   37   342   74   66   --
   Public Sector Employers' Council      1,939    1,029    2   250   --     1,281    --   74   37   342   74   66   --
   Employer Associations                12,873       --   --    --   --        --    --   --   --    --   --   --   --
----------------------------------------------------------------------------------------------------------------------
             Total Vote                 14,812    1,029    2   250   --     1,281    --   74   37   342   74   66   --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                      Total                           Total
                                                                    Operating                      Government
            Description               68   69   70   72   73   75     Costs     77     79     80    Transfers   81
------------------------------------------------------------------------------------------------------------------
Public Sector Employers' Council      --   --   --   --   40   95      728      --   12,754   --     12,754     --
   Public Sector Employers' Council   --   --   --   --   40   95      728      --       --   --         --     --
   Employer Associations              --   --   --   --   --   --       --      --   12,754   --     12,754     --
------------------------------------------------------------------------------------------------------------------
             Total Vote               --   --   --   --   40   95      728      --   12,754   --     12,754     --
------------------------------------------------------------------------------------------------------------------

                               MINISTRY OF FINANCE
                                     ($000)

---------------------------------------------------------------------------------------------
                                                                                      Total
               Total                      Total                          Total       2004/05
               Other                    Internal                        External    Operating
83     85    Expenses   86      88     Recoveries     89        90     Recoveries    Expenses
---------------------------------------------------------------------------------------------
--      --        --    --      (180)      (180)        --        (4)        (4)       5,946
--      --        --    --      (180)      (180)        --        (4)        (4)       5,946
--     820       820    --    (4,618)    (4,618)      (150)       --       (150)       6,313
--     820       820    --      (439)      (439)        --        --         --        6,312
--      --       --     --    (4,179)    (4,179)      (150)       --       (150)           1
--   6,810     6,810    --    (7,679)    (7,679)    (9,419)       --     (9,419)           1
--   6,810     6,810    --    (7,679)    (7,679)    (9,419)       --     (9,419)           1
--     515       515    --      (334)      (334)        --   (15,151)   (15,151)       4,236
--      12        12    --      (334)      (334)        --        --         --          922
--     437       437    --        --         --         --   (10,505)   (10,505)           1
--      66        66    --        --         --         --    (4,646)    (4,646)       3,313
--     140       140    --    (2,613)    (2,613)      (239)     (151)      (390)      14,801
--      24        24    --        --         --         --        --         --          543
--     116       116    --    (2,613)    (2,613)      (239)     (151)      (390)      14,258
---------------------------------------------------------------------------------------------
--   8,285     8,285    --   (15,424)   (15,424)    (9,808)  (15,306)   (25,114)      31,297
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    Total                                                                             Total
   2003/04                                                                           2004/05
   Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
       45       --    --    --     --    45    --      --    --     --      --           45
       45       --    --    --     --    45    --      --    --     --      --           45
      140       --    --    --     --    30    --     185    --     --      --          215
      140       --    --    --     --    30    --     185    --     --      --          215
       --       --    --    --     --    --    --      --    --     --      --           --
    1,848       --    --    --     --    32    --   2,000    --     --      --        2,032
    1,848       --    --    --     --    32    --   2,000    --     --      --        2,032
    2,754       --    --    --     --   160    --   2,141    --     --      --        2,301
        5       --    --    --     --    10    --      --    --     --      --           10
      449       --    --    --     --   150    --     554    --     --      --          704
    2,300       --    --    --     --    --    --   1,587    --     --      --        1,587
      826       --    --    --     10   157    --     463   200     --      --          830
        3       --    --    --     --     3    --      --    --     --      --            3
      823       --    --    --     10   154    --     463   200     --      --          827
----------------------------------------------------------------------------------------------
    5,613       --    --    --     10   424    --   4,789   200     --      --        5,423
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                      Total
            Total                 Total                   Total      2004/05
            Other               Internal                External    Operating
83   85   Expenses   86   88   Recoveries   89    90   Recoveries    Expenses
-----------------------------------------------------------------------------
--   --      --      --   --       --       --   (70)     (70)        14,693
--   --      --      --   --       --       --   (70)     (70)         1,939
--   --      --      --   --       --       --    --       --         12,754
-----------------------------------------------------------------------------
--   --      --      --   --       --       --   (70)     (70)        14,693
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     253        --    --    --     --    3    --    95    --     --      --         98
     253        --    --    --     --    3    --    95    --     --      --         98
      --        --    --    --     --    -    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     253        --    --    --     --    3    --    95    --     --      --         98
-------------------------------------------------------------------------------------------

                               MINISTRY OF FORESTS
                                     ($000)


VOTE 24 Ministry Operations

------------------------------------------------------------------------------------------------------------------------------
                                    Total                                       Total
                                   2003/04                                    Salaries
                                  Operating                                      and
          Description              Expenses      50       51      52     54   Benefits   55     57      59        60       63
------------------------------------------------------------------------------------------------------------------------------
Forest Protection                  100,266     32,366   4,226    7,492   --     44,084    -   2,375    1,977    11,261     522
   Direct Fire                      55,380     11,037   3,579    2,538   --     17,154    -   1,645       --     8,515     145
   Fire Preparedness                37,161     21,329     647    4,954   --     26,930    -     730    1,977     1,751     377
   Forest Health                     7,725         --      --       --   --         --    -      --       --       995      --
Stewardship of Forest Resources     46,392     15,590     818    4,014   --     20,422    1     888    2,399     8,211     229
Compliance and Enforcement          30,048     13,978     611    3,592   --     18,181    -     452    1,979     1,327     389
Forest Investment                  110,000        156      --       39   --        195    -      15       --    87,660       4
Pricing and Selling Timber          85,600     36,584   1,280    9,338   --     47,202    1   1,191    4,279     4,723     434
   Pricing and Selling Timber       70,600     36,584   1,280    9,338   --     47,202    1   1,191    4,279     4,723     434
   First Nations' Participation     15,000         --      --       --   --         --    -      --       --        --      --
Executive and Support Services      49,891     30,032     852    6,986   64     37,934    -     630    4,339     1,196     521
   Ministers' Office                   618        462       2      121   64        649    -     231       --         9      31
   Corporate Governance             49,273     29,570     850    6,865   --     37,285    -     399    4,339     1,187     490
------------------------------------------------------------------------------------------------------------------------------
          Total Vote               422,197    128,706   7,787   31,461   64    168,018    2   5,551   14,973   114,378   2,099
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                                               Operating
          Description               65    67    68     69       70      72     73       75       Costs       77     79
----------------------------------------------------------------------------------------------------------------------
Forest Protection                 1,701   --   207   10,345   27,897    --    2,451    3,760     62,496        7    --
   Direct Fire                      779   --   199    8,679   19,264    --       --       --     39,226       --    --
   Fire Preparedness                922   --     8    1,666    8,633    --    2,451    3,760     22,275        7    --
   Forest Health                     --   --    --       --       --    --       --       --        995       --    --
Stewardship of Forest Resources     991   --    50      938    2,757    --    1,790    2,746     21,000       --    --
Compliance and Enforcement          521   --     2       63      389    --    1,476    2,265      8,863       --    --
Forest Investment                    --   --    --       --       --    --       --       --     87,679    1,586   140
Pricing and Selling Timber        1,135   --    35    3,755    2,768   306    3,066    5,040     26,733      263   750
   Pricing and Selling Timber     1,135   --    35    3,755    2,768   306    3,066    5,040     26,733      263   750
   First Nations' Participation      --   --    --       --       --    --       --       --         --       --    --
Executive and Support Services      646   --    18      456      746    --    2,258    2,966     13,776      109    --
   Ministers' Office                 37   --    --       --       11    --       --       --        319       --    --
   Corporate Governance             609   --    18      456      735    --    2,258    2,966     13,457      109    --
----------------------------------------------------------------------------------------------------------------------
          Total Vote              4,994   --   312   15,557   34,557   306   11,041   16,777    220,547    1,965   890
----------------------------------------------------------------------------------------------------------------------

Special Account

--------------------------------------------------------------------------------------------------------------
                                     Total                               Total
                                    2003/04                            Salaries
                                   Operating                              and
            Description             Expenses     50    51    52   54   Benefits   55   57    59     60      63
--------------------------------------------------------------------------------------------------------------
BC Timber Sales                     138,179    4,082   36   924   --     5,042    --   66   447   71,705   171
Forest Stand Management Fund          1,490       55   --    13   --        68    --   --    --    1,422    --
South Moresby Forest Replacement      3,000       --   --    --   --        --    --   --    --    3,000    --
--------------------------------------------------------------------------------------------------------------
   Total Special Accounts           142,669    4,137   36   937   --     5,110    --   66   447   76,127   171
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                           Total
                                                                                         Operating
          Description               65   67    68     69      70       72     73    75     Costs     77   79
------------------------------------------------------------------------------------------------------------
BC Timber Sales                    159   --   930   7,713   33,776   6,888   366   457    122,678    --   --
Forest Stand Management Fund        --   --    --      --       --      --    --    --      1,422    --   --
South Moresby Forest Replacement    --   --    --      --       --      --    --    --      3,000    --   --
------------------------------------------------------------------------------------------------------------
   Total Special Accounts          159   --   930   7,713   33,776   6,888   366   457    127,100    --   --
------------------------------------------------------------------------------------------------------------

                               MINISTRY OF FORESTS
                                     ($000)

-------------------------------------------------------------------------------------------------------------------
                                                                                                            Total
            Total                      Total                       Total                        Total      2004/05
         Government                    Other                     Internal                     External    Operating
  80      Transfers   81   83   85   Expenses     86      88    Recoveries    89      90     Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------------
    --          7     --   --   --      --      (1,200)    --     (1,200)    (51)  (13,800)   (13,851)      91,536
    --         --     --   --   --      --          --     --         --      --    (1,000)    (1,000)      55,380
    --          7     --   --   --      --      (1,200)    --     (1,200)    (51)  (12,800)   (12,851)      35,161
    --         --     --   --   --      --          --     --         --      --        --         --          995
    --         --     --   --   --      --        (750)    --       (750)     --    (1,965)    (1,965)      38,707
    --         --     --   --   --      --          --     --         --      --        --         --       27,044
    --      1,726     --   --   --      --          --     --         --      --    (4,600)    (4,600)      85,000
30,000     31,013     --   --   --      --      (2,130)  (828)    (2,958)     --    (2,650)    (2,650)      99,340
    --      1,013     --   --   --      --      (2,130)  (828)    (2,958)     --    (2,650)    (2,650)      69,340
30,000     30,000     --   --   --      --          --     --         --      --        --         --       30,000
    --        109     --   --   --      --          --    (89)       (89)     --       (65)       (65)      51,665
    --         --     --   --   --      --          --     --         --      --        --         --          968
    --        109     --   --   --      --          --    (89)       (89)     --       (65)       (65)      50,697
-------------------------------------------------------------------------------------------------------------------
30,000     32,855     --   --   --      --      (4,080)  (917)    (4,997)    (51)  (23,080)   (23,131)     393,292
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
    Total                                                                                 Total
   2003/04                                                                               2004/05
   Capital                                                                               Capital
Expenditures   Land   LI   Bldg    SpE     FE     Veh    Info    TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------------
    2,430       --    --    600   1,200    20     140     470    --     --      --        2,430
       --       --    --     --      --    --      --      --    --     --      --           --
    2,430       --    --    600   1,200    20     140     470    --     --      --        2,430
       --       --    --     --      --    --      --      --    --     --      --           --
    3,178       --    --     --     709    66     625   1,098    --     --      --        2,498
    2,366       --    --     --     611    50     465     785    --     --      --        1,911
       --       --    --     --      --    --      --      --    --     --      --           --
    4,933       --    --     --     605   104     970   2,169    --     --      --        3,848
    4,933       --    --     --     605   104     970   2,169    --     --      --        3,848
       --       --    --     --      --    --      --      --    --     --      --           --
    2,103       --    --    100      --    --      --     783   500     --      --        1,383
       --       --    --     --      --    --      --      --    --     --      --           --
    2,103       --    --    100      --    --      --     783   500     --      --        1,383
--------------------------------------------------------------------------------------------------
   15,010       --    --    700   3,125   240   2,200   5,305   500     --      --       12,070
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                               Total
        Total                         Total                 Total                  Total      2004/05
     Government                       Other               Internal               External    Operating
80    Transfers     81    83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------
--       --       4,080   --   --     4,080    --   --       --       --   --       --        131,800
--       --          --   --   --        --    --   --       --       --   --       --          1,490
--       --          --   --   --        --    --   --       --       --   --       --          3,000
------------------------------------------------------------------------------------------------------
--       --       4,080   --   --     4,080    --   --       --       --   --       --        136,290
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     680        --    --    --     --   --    --    990   --     --      --         990
      --        --    --    --     --   --    --     --   --     --      --          --
      --        --    --    --     --   --    --     --   --     --      --          --
-------------------------------------------------------------------------------------------
     680        --    --    --     --   --    --    990   --     --      --         990
-------------------------------------------------------------------------------------------

                           MINISTRY OF HEALTH SERVICES
                                     ($000)

VOTE 25 Ministry Operations

---------------------------------------------------------------------------------------------------------------------------------
                                             Total                                       Total
                                            2003/04                                    Salaries
                                           Operating                                     and
            Description                    Expenses       50       51      52     54   Benefits     55      57      59       60
---------------------------------------------------------------------------------------------------------------------------------
Services Delivered by Partners            10,202,528        --      --       --   --         --      --      --    5,200    1,267
   Regional Health Sector Funding          6,594,096        --      --       --   --         --      --      --    5,200    1,267
   Medical Services Plan                   2,559,227        --      --       --   --         --      --      --       --       --
   Pharmacare                                738,314        --      --       --   --         --      --      --       --       --
   Debt Service Costs                        175,000        --      --       --   --         --      --      --       --       --
   Amortization of Prepaid Capital
      Advances                               135,891        --      --       --   --         --      --      --       --       --
Services Delivered by Ministry               208,921   118,129   4,296   37,927   --    160,352     230   1,257      750    9,070
   Emergency Health Services                 190,802   112,466   4,256   36,624   --    153,346      --   1,161      300    8,672
   Health Benefits Operations                 18,119     5,663      40    1,303   --      7,006     230      96      450      398
Recoveries from Health Special Account      (147,250)       --      --       --   --         --      --      --       --       --
Executive and Support Services               112,054    34,315      52    7,927   64     42,358   1,135   1,808   19,853    9,762
   Ministers' Office                             746       460      --      107   64        631      --      65       14       --
   Stewardship and Corporate Management      111,308    33,855      52    7,820   --     41,727   1,135   1,743   19,839    9,762
---------------------------------------------------------------------------------------------------------------------------------
      Total Vote                          10,376,253   152,444   4,348   45,854   64    202,710   1,365   3,065   25,803   20,099
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                                                                Total
                                                                                                              Operating
           Description                      63       65    67   68     69      70     72      73       75       Costs     77
----------------------------------------------------------------------------------------------------------------------------
Services Delivered by Partners                --      77   --   --      --       --   --   136,677       --   143,221     43
   Regional Health Sector Funding             --      77   --   --      --       --   --        --       --     6,544     43
   Medical Services Plan                      --      --   --   --      --       --   --        --       --        --     --
   Pharmacare                                 --      --   --   --      --       --   --        --       --        --     --
   Debt Service Costs                         --      --   --   --      --       --   --        --       --        --     --
   Amortization of Prepaid Capital
      Advances                                --      --   --   --      --       --   --   136,677       --   136,677     --
Services Delivered by Ministry             4,373   1,668   --    6   6,496   28,896   --     8,529    9,279    70,554     --
   Emergency Health Services               4,169   1,219   --   --   6,467   28,896   --     7,308    9,279    67,471     --
   Health Benefits Operations                204     449   --    6      29       --   --     1,221       --     3,083     --
Recoveries from Health Special Account        --      --   --   --      --       --   --        --       --        --     --
Executive and Support Services            16,410   3,029   --   67      49      264   --     4,875    4,649    61,901     10
   Ministers' Office                          17      14   --   --      --       --   --        --       --       110     --
   Stewardship and Corporate Management   16,393   3,015   --   67      49      264   --     4,875    4,649    61,791     10
----------------------------------------------------------------------------------------------------------------------------
      Total Vote                          20,783   4,774   --   73   6,545   29,160   --   150,081   13,928   275,676     53
----------------------------------------------------------------------------------------------------------------------------

VOTE 26 Vital Statistics (Special Operating Agency)

--------------------------------------------------------------------------------------------------
                                   Total                               Total
                                  2003/04                            Salaries
                                 Operating                              and
          Description             Expenses     50    51    52   54   Benefits   55   57    59   60
--------------------------------------------------------------------------------------------------
Services Delivered by Ministry     7,085     3,850   30   868   --     4,748    --   65   350   12
   Vital Statistics                7,085     3,850   30   868   --     4,748    --   65   350   12
--------------------------------------------------------------------------------------------------
      Total Vote                   7,085     3,850   30   868   --     4,748    --   65   350   12
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                                    Total
                                                                                  Operating
                                  63    65   67   68   69   70   72    73    75     Costs     77
------------------------------------------------------------------------------------------------
Services Delivered by Ministry   641   527   --   18   20    8   --   604   589     2,834     38
   Vital Statistics              641   527   --   18   20    8   --   604   589     2,834     38
------------------------------------------------------------------------------------------------
      Total Vote                 641   527   --   18   20    8   --   604   589     2,834     38
------------------------------------------------------------------------------------------------

Special Account

---------------------------------------------------------------------------------------
                             Total                           Total
                            2003/04                        Salaries
                           Operating                          and
         Description       Expenses    50   51   52   54   Benefits   55   57   59   60
---------------------------------------------------------------------------------------
Health Special Account      147,250    --   --   --   --      --      --   --   --   --
---------------------------------------------------------------------------------------
   Total Special Account    147,250    --   --   --   --      --      --   --   --   --
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                                                                          Total
                                                                        Operating
         Description       63   65   67   68   69   70   72   73   75     Costs     77
--------------------------------------------------------------------------------------
Health Special Account     --   --   --   --   --   --   --   --   --       --      --
--------------------------------------------------------------------------------------
   Total Special Account   --   --   --   --   --   --   --   --   --       --      --
--------------------------------------------------------------------------------------

                           MINISTRY OF HEALTH SERVICES
                                     ($000)

------------------------------------------------------------------

                           Total                            Total
                        Government                          Other
   79          80        Transfers   81      83      85   Expenses
------------------------------------------------------------------
6,305,105   3,706,329   10,011,477   --   173,500    --    173,500
6,305,105     220,816    6,525,964   --        --    --         --
       --   2,655,158    2,655,158   --        --    --         --
       --     830,355      830,355   --        --    --         --
       --          --           --   --   173,500    --    173,500
       --          --           --   --        --    --         --
    8,719         386        9,105   --        --   148        148
       --         386          386   --        --    28         28
    8,719          --        8,719   --        --   120        120
       --          --           --             --    --         --
    3,285          --        3,295   --        --   625        625
       --          --           --   --        --    37         37
    3,285          --        3,295   --        --   588        588
------------------------------------------------------------------
6,317,109   3,706,715   10,023,877   --   173,500   773    174,273
------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Total
                     Total                        Total       2004/05
                   Internal                     External     Operating
   86       88    Recoveries   89      90      Recoveries    Expenses
----------------------------------------------------------------------
      --     --          --    --   (123,563)   (123,563)   10,204,635
      --     --          --    --    (36,563)    (36,563)    6,495,945
      --     --          --    --    (87,000)    (87,000)    2,568,158
      --     --          --    --         --          --       830,355
      --     --          --    --         --          --       173,500
      --     --          --    --         --          --       136,677
      --     --          --    --     (1,229)     (1,229)      238,930
      --     --          --    --       (629)       (629)      220,602
      --     --          --    --       (600)       (600)       18,328
(147,250)    --    (147,250)   --         --          --      (147,250)
      --   (134)       (134)   --       (100)       (100)      107,945
      --     --          --    --         --          --           778
      --   (134)       (134)   --       (100)       (100)      107,167
----------------------------------------------------------------------
(147,250)  (134)   (147,384)   --   (124,892)   (124,892)   10,404,260
----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
    Total                                                                                 Total
   2003/04                                                                               2004/05
   Capital                                                                               Capital
Expenditures   Land   LI   Bldg    SpE     FE    Veh     Info    TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------------
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
    7,843       --    --    --    1,876    --   6,000    3,130   --     --      --       11,006
    7,843       --    --    --    1,876    --   6,000    3,130   --     --      --       11,006
       --       --    --    --       --    --      --       --   --     --      --           --
       --       --    --    --       --    --      --       --   --     --      --           --
    8,188       --    --    --       --   350      --    7,700   --     --      --        8,050
       --       --    --    --       --    --      --       --   --     --      --           --
    8,188       --    --    --       --   350      --    7,700   --     --      --        8,050
--------------------------------------------------------------------------------------------------
   16,031       --    --    --    1,876   350   6,000   10,830   --     --      --       19,056
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                                     Total
             Total                      Total                   Total                    Total      2004/05
          Government                    Other                 Internal                 External    Operating
79   80    Transfers   81   83   85   Expenses   86    88    Recoveries    89    90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------
--   30       68       --   --   --      --      --   (308)     (308)     (407)  --      (407)       6,935
--   30       68       --   --   --      --      --   (308)     (308)     (407)  --      (407)       6,935
------------------------------------------------------------------------------------------------------------
--   30       68       --   --   --      --      --   (308)     (308)     (407)  --      (407)       6,935
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     600        --    --    --     5    20    --    525   --     --      --         550
     600        --    --    --     5    20    --    525   --     --      --         550
-------------------------------------------------------------------------------------------
     600        --    --    --     5    20    --    525   --     --      --         550
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                      Total
             Total                           Total                 Total                  Total      2004/05
          Government                         Other               Internal               External    Operating
79   80   Transfers       81     83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------
--   --       --       147,250   --   --    147,250   --   --       --       --   --       --        147,250
-------------------------------------------------------------------------------------------------------------
--   --       --       147,250   --   --    147,250   --   --       --       --   --       --        147,250
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                           MINISTRY OF HUMAN RESOURCES
                                     ($000)

VOTE 27 Ministry Operations

---------------------------------------------------------------------------------------------------------------------
                                     Total                                      Total
                                    2003/04                                   Salaries
                                   Operating                                     and
           Description              Expenses     50       51      52     54   Benefits    55     57      59       60
---------------------------------------------------------------------------------------------------------------------
Employment Programs                  110,108      257      --       59   --        316    --      --       --      --
Temporary Assistance                 461,652       --      --       --   --         --    --      --       --      --
Disability Assistance                433,950       --      --       --   --         --    --      --       --      --
Supplementary Assistance             196,617       --      --       --   --         --    --      --    3,375      --
Employment and Assistance Appeal
   Tribunal                            2,417      676      25      156   --        857   200      30       31     180
Executive and Support Services       213,548   94,688   1,175   22,106   39    118,008    --   2,518   22,072   4,697
   Minister's Office                     371      203       1       47   39        290    --      80        7      --
   Corporate Services                 41,514   14,039     187    3,558   --     17,784    --     316    9,602   2,408
   Program Management                171,663   80,446     987   18,501   --     99,934    --   2,122   12,463   2,289
---------------------------------------------------------------------------------------------------------------------
        Total Vote                 1,418,292   95,621   1,200   22,321   39    119,181   200   2,548   25,478   4,877
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                                                                                 Total
                                                                                               Operating
           Description               63       65    67   68   69    70   72     73      75       Costs       77
----------------------------------------------------------------------------------------------------------------
Employment Programs                    --      --   --   --   --    --   --      --       --         --    8,758
Temporary Assistance                   --      --   --   --   --    --   --      --       --         --       --
Disability Assistance                  --      --   --   --   --    --   --      --       --         --       --
Supplementary Assistance               --      --   --   --   --    --   --      --       --      3,375      700
Employment and Assistance Appeal
   Tribunal                            30      63   --   10   --    --   --      --       96        640       --
Executive and Support Services     12,560   8,580   --    6   33   384   --   9,120   23,840     83,810       45
   Minister's Office                   --      18   --   --   --     9   --      --       --        114       --
   Corporate Services               1,945   2,477   --    4   33    --   --   1,074    3,021     20,880       --
   Program Management              10,615   6,085   --    2   --   375   --   8,046   20,819     62,816       45
----------------------------------------------------------------------------------------------------------------
        Total Vote                 12,590   8,643   --   16   33   384   --   9,120   23,936     87,825    9,503
----------------------------------------------------------------------------------------------------------------

                           MINISTRY OF HUMAN RESOURCES
                                     ($000)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                      Total                          Total                   Total                      Total      2004/05
                    Government                       Other                 Internal                   External    Operating
  79         80     Transfers    81   83     85    Expenses   86    88    Recoveries   89     90     Recoveries   Expenses
---------------------------------------------------------------------------------------------------------------------------
     --    62,401      71,159    --   --      --        --    --     --        --      --       --         --        71,475
382,526        --     382,526    --   --   1,000     1,000    --     --        --      --   (1,350)    (1,350)      382,176
477,258        --     477,258    --   --      --        --    --     --        --      --     (900)      (900)      476,358
108,102    54,146     162,948    --   --   2,912     2,912    --     --        --      --   (3,605)    (3,605)      165,630
     --       970         970    --   --      --        --    --     --        --      --       --         --         2,467
     --        25          70    --   --   1,781     1,781    --   (340)     (340)     --      (10)       (10)      203,319
     --        --          --    --   --      16        16    --     --        --      --       --         --           420
     --        --          --    --   --     775       775    --   (340)     (340)     --      (10)       (10)       39,089
     --        25          70    --   --     990       990    --     --        --      --       --         --       163,810
---------------------------------------------------------------------------------------------------------------------------
967,886   117,542   1,094,931    --   --   5,693     5,693    --   (340)     (340)     --   (5,865)    (5,865)    1,301,425
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
    Total                                                                                  Total
   2003/04                                                                                2004/05
   Capital                                                                                Capital
Expenditures   Land   LI   Bldg   SpE    FE     Veh    Info      TI    Roads   Other   Expenditures
---------------------------------------------------------------------------------------------------
       --       --    --    --     --      --    --       --      --     --      --           --
       --       --    --    --     --      --    --       --      --     --      --           --
       --       --    --    --     --      --    --       --      --     --      --           --
       --       --    --    --     --      --    --       --      --     --      --           --
       35       --    --    --     --      --    --       35      --     --      --           35
   15,293       --    --    --     --   4,062   250   16,100   1,100     --      --       21,512
       --       --    --    --     --      --    --       --      --     --      --           --
    2,706       --    --    --     --     983    --    2,415     260     --      --        3,658
   12,587       --    --    --     --   3,079   250   13,685     840     --      --       17,854
---------------------------------------------------------------------------------------------------
   15,328       --    --    --     --   4,062   250   16,135   1,100     --      --       21,547
---------------------------------------------------------------------------------------------------

                         MINISTRY OF MANAGEMENT SERVICES
                                     ($000)

VOTE 28 Ministry Operations

--------------------------------------------------------------------------------------------------------------------------------
                                                           Total                              Total
                                                          2003/04                            Salaries
                                                         Operating                              and
                         Description                      Expenses    50     51    52    54  Benefits  55    57     59      60
--------------------------------------------------------------------------------------------------------------------------------
Service Delivery to Citizens and Businesses: Service BC    23,709   14,637  111   3,318  --   18,066   --    317   2,704   1,614
   BC Connects                                              2,599    1,847   11     423  --    2,281   --     48   1,354   1,564
   Government Agents                                       21,110   12,790  100   2,895  --   15,785   --    269   1,350      50
Service Delivery to the Public Sector                       6,392   69,178  812  15,857  --   85,847   --  1,340  11,333   8,323
   Solutions BC: Common IT Services                         3,193   36,369  282   8,337  --   44,988   --    962   1,894   4,862
   Solutions BC: Common Business Services                   2,099   31,007  522   7,114  --   38,643   --    357   9,373   3,031
   BC Stats                                                 1,100    1,802    8     406  --    2,216   --     21      66     430
   Centralized Shared Services Funding                         --       --   --      --  --       --   --     --      --      --
Service Transformation                                        393      759   --     173  --      932   --     24   3,467      40
   Results Management Office                                    1      462   --     106  --      568   --     10   3,467      40
   Service Delivery Initiative                                392      297   --      67  --      364   --     14      --      --
Governance                                                  4,973    2,201   15     499  --    2,715   --     65     921   3,516
   Chief Information Office Operations                      1,952      353   --      80  --      433   --     20     425      45
   Government Information Strategies, Policy and
      Legislation                                           3,021    1,848   15     419  --    2,282   --     45     496   3,471
Executive and Support Services                              5,606      986   13     233  39    1,271   --     67   3,676     453
   Minister's Office                                          420      209    1      40  39      289   --     42      10      --
   Corporate Services                                       5,186      777   12     193  --      982   --     25   3,666     453
--------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                           41,073   87,761  951  20,080  39  108,831   --  1,813  22,101  13,946
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                                                                                                                  Operating
                         Description                       63      65   67  68    69     70   72    73      75      Costs
---------------------------------------------------------------------------------------------------------------------------
Service Delivery to Citizens and Businesses: Service BC     968    756  --  --     70     --  --     101   3,985    10,515
   BC Connects                                              257    143  --  --     --     --  --       1     155     3,522
   Government Agents                                        711    613  --  --     70     --  --     100   3,830     6,993
Service Delivery to the Public Sector                    94,769  2,984  --  15  2,409  1,430  --  39,023  10,140   171,766
   Solutions BC: Common IT Services                      88,069  1,412  --  12     --      7  --  30,217   5,654   133,089
   Solutions BC: Common Business Services                 6,690  1,503  --   3  2,375  1,423  --   8,794   4,365    37,914
   BC Stats                                                  10     69  --  --     34     --  --      12     121       763
   Centralized Shared Services Funding                       --     --  --  --     --     --  --      --      --        --
Service Transformation                                    1,276     10  --  --     --     --  --      --      30     4,847
   Results Management Office                              1,275      5  --  --     --     --  --      --      30     4,827
   Service Delivery Initiative                                1      5  --  --     --     --  --      --      --        20
Governance                                                   19    316  --   9     72     --  --      37     416     5,371
   Chief Information Office Operations                       --     23  --  --     --     --  --      --      45       558
   Government Information Strategies, Policy and
      Legislation                                            19    293  --   9     72     --  --      37     371     4,813
Executive and Support Services                              104     71  --  20     --      8  --       8     315     4,722
   Minister's Office                                         34     11  --  --     --      8  --       8      --       113
   Corporate Services                                        70     60  --  20     --     --  --      --     315     4,609
---------------------------------------------------------------------------------------------------------------------------
      Total Vote                                         97,136  4,137  --  44  2,551  1,438  --  39,169  14,886   197,221
---------------------------------------------------------------------------------------------------------------------------

                         MINISTRY OF MANAGEMENT SERVICES
                                     ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Total
                  Total                           Total                       Total                           Total       2004/05
                Government                        Other                     Internal                         External    Operating
77   79    80   Transfers    81   83     85     Expenses   86      88      Recoveries     89        90      Recoveries    Expenses
----------------------------------------------------------------------------------------------------------------------------------

--   --    --       --       --   --      138       138    --     (2,623)     (2,623)        (5)   (2,895)    (2,900)      23,196
--   --    --       --       --   --       --        --    --     (1,302)     (1,302)        --    (2,415)    (2,415)       2,086
--   --    --       --       --   --      138       138    --     (1,321)     (1,321)        (5)     (480)      (485)      21,110
--   --    --       --       --   --   69,870    69,870    --   (243,115)   (243,115)   (41,587)  (25,239)   (66,826)      17,542
--   --    --       --       --   --       --        --    --   (139,449)   (139,449)   (24,171)  (13,014)   (37,185)       1,443
--   --    --       --       --   --   55,969    55,969    --   (102,069)   (102,069)   (17,416)  (11,942)   (29,358)       1,099
--   --    --       --       --   --        1         1    --     (1,597)     (1,597)        --      (283)      (283)       1,100
--   --    --       --       --   --   13,900    13,900    --         --          --         --        --         --       13,900
--   --    --       --       --   --       13        13    --     (5,199)     (5,199)      (199)       (1)      (200)         393
--   --    --       --       --   --        5         5    --     (5,199)     (5,199)      (199)       (1)      (200)           1
--   --    --       --       --   --        8         8    --         --          --         --        --         --          392
--   --   492      492       --   --      369       369    --     (3,168)     (3,168)    (1,174)       (1)    (1,175)       4,604
--   --   492      492       --   --      369       369    --         --          --         --        --         --        1,852
--   --    --       --       --   --       --        --    --     (3,168)     (3,168)    (1,174)       (1)    (1,175)       2,752
--   25    --       25       --   --      536       536    --     (1,000)     (1,000)        --        --         --        5,554
--   --    --       --       --   --       18        18    --         --          --         --        --         --          420
--   25    --       25       --   --      518       518    --     (1,000)     (1,000)        --        --         --        5,134
----------------------------------------------------------------------------------------------------------------------------------
--   25   492      517       --   --   70,926    70,926    --   (255,105)   (255,105)   (42,965)  (28,136)   (71,101)      51,289
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    Total                                                                                Total
   2003/04                                                                              2004/05
   Capital                                                                              Capital
Expenditures   Land   LI   Bldg    SpE     FE   Veh    Info     TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------------
   1,263        --    --    --       --   143    --    1,000   120     --      --        1,263
      13        --    --    --       --    13    --       --    --     --      --           13
   1,250        --    --    --       --   130    --    1,000   120     --      --        1,250
  52,801        --    --    --    1,188   123   245   45,406   300     --      --       47,262
  38,816        --    --    --       --    96    --   35,743   100     --      --       35,939
  13,985        --    --    --    1,188    20   245    9,663   200     --      --       11,316
      --        --    --    --       --     7    --       --    --     --      --            7
      --        --    --    --       --    --    --       --    --     --      --           --
     100        --    --    --       --    --    --      100    --     --      --          100
     100        --    --    --       --    --    --      100    --     --      --          100
      --        --    --    --       --    --    --       --    --     --      --           --
     313        --    --    --       20    15    --    1,278    --     --      --        1,313
      30        --    --    --       --    --    --       30    --     --      --           30
     283        --    --    --       20    15    --    1,248    --     --      --        1,283
      21        --    --    --       --     6    --       --    --     --      --            6
       6        --    --    --       --     6    --       --    --     --      --            6
      15        --    --    --       --    --    --       --    --     --      --           --
-------------------------------------------------------------------------------------------------
  54,498        --    --    --    1,208   287   245   47,784   420     --      --       49,944
-------------------------------------------------------------------------------------------------

                         MINISTRY OF MANAGEMENT SERVICES
                                     ($000)

VOTE 29 BC Public Service Agency

-------------------------------------------------------------------------------------------------------------------------------
                                                          Total                                     Total
                                                         2003/04                                  Salaries
                                                        Operating                                   and
                         Description                     Expenses     50      51      52     54   Benefits   55     57      59
-------------------------------------------------------------------------------------------------------------------------------
HR Governance and Strategy                                 6,552     4,056    57       916   --      5,029   --     165     342
   Corporate HR Strategy and Planning                      2,924     1,754    22       396   --      2,172   --      54     153
   Employee Relations                                      3,628     2,302    35       520   --      2,857   --     111     189
HR Client Services                                         1,098     9,633   209     2,177   --     12,019   --     360   1,000
   Regional Operations                                         1     9,633   209     2,177   --     12,019   --     360   1,000
   Employee Learning                                       1,097        --    --        --   --         --   --      --      --
   Centralized Shared Services Funding                        --        --    --        --   --         --   --      --      --
HR Pension, Employee Benefits and Corporate Programs           1     7,693    74   340,054   --    347,821   --     496   3,747
   Provincial Pensions                                    99,833        --    --    99,231   --     99,231   --      --      --
   Miscellaneous and Statutory Items                       7,000        --    --     7,547   --      7,547   --      --      --
   Canada Pension                                         48,645        --    --    45,788   --     45,788   --      --      --
   Members of the Legislative Assembly Superannuation        600        --    --        --   --         --   --      --      --
   Death and Retiring Benefits                             1,820        --    --     9,245   --      9,245   --      --      --
   Extended Health and Dental Benefits                    42,190        --    --    64,803   --     64,803   --      --      --
   Group Insurance                                         4,500        --    --     8,490   --      8,490   --      --      --
   Medical Services Plan                                  29,200        --    --    22,347   --     22,347   --      --      --
   Long Term Disability                                   38,110        --    --    35,841   --     35,841   --      --      --
   Employment Insurance                                   27,904        --    --    25,839   --     25,839   --      --      --
   Workers Compensation                                   11,000        --    --    11,981   --     11,981   --      --      --
   Employee and Family Assistance Program
      Administration                                       1,034        --    --     1,085   --      1,085   --      --      --
   Other Benefits                                         35,789     7,693    74     7,857   --     15,624   --     496   3,747
   Internal Recoveries                                  (347,624)       --    --        --   --         --   --      --      --
HR Leadership Centre                                           1       723    --       166   --        889   --      16      22
HR Executive and Support Services                            809       862    23       199   --      1,084   --      53      58
   Deputy Minister's Office                                  422       299    16        69   --        384   --      35      10
   Information Management Branch                               1       102    --        23   --        125   --       4       6
   Corporate Services                                        386       461     7       107   --        575   --      14      42
-------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                           8,461    22,967   363   343,512   --    366,842   --   1,090   5,169
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           Total
                                                                                                                        Operating
                         Description                       60     63     65    67   68   69   70   72     73      75       Costs
---------------------------------------------------------------------------------------------------------------------------------
HR Governance and Strategy                                 500    --     120   --   --   --   --   --     130     298       1,555
   Corporate HR Strategy and Planning                      500    --      54   --   --   --   --   --      58     133         952
   Employee Relations                                       --    --      66   --   --   --   --   --      72     165         603
HR Client Services                                       1,649    --   1,396   --   --   --   --   --     276   1,008       5,689
   Regional Operations                                     399    --     354   --   --   --   --   --     276   1,008       3,397
   Employee Learning                                     1,250    --   1,042   --   --   --   --   --      --      --       2,292
   Centralized Shared Services Funding                      --    --      --   --   --   --   --   --      --      --          --
HR Pension, Employee Benefits and Corporate Programs     8,209   931   1,578   --   --   --   --   --   2,596   1,100      18,657
   Provincial Pensions                                      --    --      --   --   --   --   --   --      --      --          --
   Miscellaneous and Statutory Items                        --    --      --   --   --   --   --   --      --      --          --
   Canada Pension                                           --    --      --   --   --   --   --   --      --      --          --
   Members of the Legislative Assembly Superannuation       --    --      --   --   --   --   --   --      --      --          --
   Death and Retiring Benefits                              --    --      --   --   --   --   --   --      --      --          --
   Extended Health and Dental Benefits                      --    --      --   --   --   --   --   --      --      --          --
   Group Insurance                                          --    --      --   --   --   --   --   --      --      --          --
   Medical Services Plan                                    --    --      --   --   --   --   --   --      --      --          --
   Long Term Disability                                     --    --      --   --   --   --   --   --      --      --          --
   Employment Insurance                                     --    --      --   --   --   --   --   --      --      --          --
   Workers Compensation                                     --    --      --   --   --   --   --   --      --      --          --
   Employee and Family Assistance Program
      Administration                                        --    --      --   --   --   --   --   --      --      --          --
   Other Benefits                                        8,209   931   1,578   --   --   --   --   --   2,596   1,100      18,657
   Internal Recoveries                                      --    --      --   --   --   --   --   --      --      --          --
HR Leadership Centre                                        --    --       8   --   --   --   --   --      10      30          86
HR Executive and Support Services                           --    --      24   --   --   --   --   --      28      71         234
   Deputy Minister's Office                                 --    --       3   --   --   --   --   --       5       9          62
   Information Management Branch                            --    --       2   --   --   --   --   --       3       7          22
   Corporate Services                                       --    --      19   --   --   --   --   --      20      55         150
---------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                        10,358   931   3,126   --   --   --   --   --   3,040   2,507      26,221
---------------------------------------------------------------------------------------------------------------------------------

                         MINISTRY OF MANAGEMENT SERVICES
                                     ($000)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Total
                  Total                         Total                       Total                            Total      2004/05
               Government                       Other                     Internal                         External    Operating
77   79   80    Transfers   81   83     85    Expenses   86      88      Recoveries      89        90     Recoveries    Expenses
--------------------------------------------------------------------------------------------------------------------------------
--   --   --        --      --   --     206      206     --         --          --         --        --         --         6,790
--   --   --        --      --   --      94       94     --         --          --         --        --         --         3,218
--   --   --        --      --   --     112      112     --         --          --         --        --         --         3,572
--   --   --        --      --   --   3,709    3,709     --    (17,965)    (17,965)        --      (350)      (350)        3,102
--   --   --        --      --   --     609      609     --    (15,674)    (15,674)        --      (350)      (350)            1
--   --   --        --      --   --      --       --     --     (2,291)     (2,291)        --        --         --             1
--   --   --        --      --   --   3,100    3,100     --         --          --         --        --         --         3,100
--   --   --        --      --   --     313      313     --   (342,800)   (342,800)   (13,532)  (10,458)   (23,990)            1
--   --   --        --      --   --      --       --     --         --          --        --         --         --        99,231
--   --   --        --      --   --      --       --     --         --          --         --        --         --         7,547
--   --   --        --      --   --      --       --     --         --          --         --        --         --        45,788
--   --   --        --      --   --      --       --     --         --          --         --        --         --            --
--   --   --        --      --   --      --       --     --         --          --         --      (180)      (180)        9,065
--   --   --        --      --   --      --       --     --         --          --     (8,913)   (8,087)   (17,000)       47,803
--   --   --        --      --   --      --       --     --         --          --     (4,464)      (36)    (4,500)        3,990
--   --   --        --      --   --      --       --     --         --          --         --       (50)       (50)       22,297
--   --   --        --      --   --      --       --     --         --          --         --       (60)       (60)       35,781
--   --   --        --      --   --      --       --     --         --          --         --        --         --        25,839
--   --   --        --      --   --      --       --     --         --          --         --    (2,000)    (2,000)        9,981
--   --   --        --      --   --      --       --     --         --          --       (155)      (45)      (200)          885
--   --   --        --      --   --     313      313     --         --          --         --        --         --        34,594
--   --   --        --      --   --      --       --     --   (342,800)   (342,800)        --        --         --      (342,800)
--   --   --        --      --   --      26       26     --     (1,000)     (1,000)        --        --         --             1
--   --   --        --      --   --     207      207     --     (1,403)     (1,403)        --        --         --           122
--   --   --        --      --   --      12       12     --       (338)       (338)        --        --         --           120
--   --   --        --      --   --       5        5     --       (151)       (151)        --        --         --             1
--   --   --        --      --   --     190      190     --       (914)       (914)        --        --         --             1
--------------------------------------------------------------------------------------------------------------------------------
--   --   --        --      --   --   4,461    4,461     --   (363,168)   (363,168)   (13,532)  (10,808)   (24,340)       10,016
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    Total                                                                            Total
   2003/04                                                                          2004/05
   Capital                                                                          Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
    2,328       --    --    --     --    --    --   3,000    --     --      --       3,000
    2,328       --    --    --     --    --    --   3,000    --     --      --       3,000
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
       --       --    --    --     --    --    --      --    --     --      --          --
    1,839       --    --    --     --   150    --      --   150     --      --         300
       --       --    --    --     --    --    --      --    --     --      --          --
    1,539       --    --    --     --    --    --      --    --     --      --          --
      300       --    --    --     --   150    --      --   150     --      --         300
----------------------------------------------------------------------------------------------
    4,167       --    --    --     --   150    --   3,000   150     --      --       3,300
----------------------------------------------------------------------------------------------

                         MINISTRY OF PROVINCIAL REVENUE
                                     ($000)

VOTE 30 Ministry Operations

------------------------------------------------------------------------------------------------------------------------------
                                           Total                                    Total
                                          2003/04                                 Salaries
                                         Operating                                   and
              Description                 Expenses     50      51     52     54   Benefits   55     57      59     60     63
------------------------------------------------------------------------------------------------------------------------------
Tax Administration and Collection           2,747    37,621   110    8,475   --    46,206     4   2,068      --   412       13
Debt Administration and Collection and
   Home Owner Grant                             1     4,840    36    1,105   --     5,981    --      27     214   350    2,304
Executive and Support Services             47,946    17,961    73    4,610   39    22,683    --     627   5,523   127   27,844
   Minister's Office                          430       262    --       59   39       360    --      30      --    --       23
   Corporate Services                      47,516    17,699    73    4,551   --    22,323    --     597   5,523   127   27,821
------------------------------------------------------------------------------------------------------------------------------
      Total Vote                           50,694    60,422   219   14,190   39    74,870     4   2,722   5,737   889   30,161
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                               Total
                                                                                             Operating
              Description                  65    67    68   69    70   72     73       75      Costs
------------------------------------------------------------------------------------------------------
Tax Administration and Collection          822   --   130   10   383   --       --      --      3,842
Debt Administration and Collection and
   Home Owner Grant                        508   --     4   --    --   --      308     394      4,109
Executive and Support Services           6,055   --     1   32    --   --   11,777   5,088     57,074
   Minister's Office                        15   --    --    2    --   --       --      --         70
   Corporate Services                    6,040   --     1   30    --   --   11,777   5,088     57,004
------------------------------------------------------------------------------------------------------
      Total Vote                         7,385   --   135   42   383   --   12,085   5,482     65,025
------------------------------------------------------------------------------------------------------

Special Account

--------------------------------------------------------------------------------------------------------------------------------
                                        Total                           Total
                                       2003/04                        Salaries
                                      Operating                          and
              Description              Expenses   50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69   70
--------------------------------------------------------------------------------------------------------------------------------
Provincial Home Acquisition Wind Up       --      --   --   --   --      --      --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------------
   Total Special Accounts                 --      --   --   --   --      --      --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                                                       Total
                                                     Operating
              Description             72   73   75     Costs
--------------------------------------------------------------
Provincial Home Acquisition Wind Up   --   --   --       --
--------------------------------------------------------------
   Total Special Accounts             --   --   --       --
--------------------------------------------------------------

                         MINISTRY OF PROVINCIAL REVENUE
                                     ($000)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                   Total                         Total                      Total                       Total      2004/05
                Government                       Other                    Internal                    External    Operating
 77   79   80    Transfers   81   83     85    Expenses   86      88     Recoveries   89      90     Recoveries    Expenses
---------------------------------------------------------------------------------------------------------------------------
500   --   --       500      --   --   3,016     3,016    --        --         --     --   (49,589)   (49,589)       3,975
 --   --   --        --      --   --   5,162     5,162    --   (15,251)   (15,251)    --        --         --            1
 --   --   --        --      --   --     246       246    --        --         --     --   (31,700)   (31,700)      48,303
 --   --   --        --      --   --      --        --    --        --         --     --        --         --          430
 --   --   --        --      --   --     246       246    --        --         --     --   (31,700)   (31,700)      47,873
---------------------------------------------------------------------------------------------------------------------------
500   --   --       500      --   --   8,424     8,424    --   (15,251)   (15,251)    --   (81,289)   (81,289)      52,279
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Total                                                                              Total
   2003/04                                                                            2004/05
   Capital                                                                            Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info     TI   Roads   Other   Expenditures
-----------------------------------------------------------------------------------------------
       --       --    --    --     --    --    --       --    --     --      --           --
      760       --    --    --     --    75    --      505   180     --      --          760
    8,974       --    --    --     --   150    --   12,067   320     --      --       12,537
       --       --    --    --     --    --    --       --    --     --      --           --
    8,974       --    --    --     --   150    --   12,067   320     --      --       12,537
-----------------------------------------------------------------------------------------------
    9,734       --    --    --     --   225    --   12,572   500     --      --       13,297
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                      Total
                  Total                      Total                 Total                  Total      2004/05
               Government                    Other               Internal               External    Operating
77   79   80    Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------
--   --   --       --       --   --   25      25      --   --       --       --   --       --           25
-------------------------------------------------------------------------------------------------------------
--   --   --       --       --   --   25      25      --   --       --       --   --       --           25
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                 MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
                                     ($000)

VOTE 31 Ministry Operations

-------------------------------------------------------------------------------------------------------------------------------
                                                      Total                                       Total
                                                     2003/04                                    Salaries
                                                    Operating                                      and
                  Description                        Expenses      50       51      52     54   Benefits    55     57       59
-------------------------------------------------------------------------------------------------------------------------------
Corrections                                          187,370     81,818   3,118   19,001   --    103,937    --     834    1,512
   Adult Custody                                     145,556     56,490   2,882   13,061   --     72,433    --     373      990
   Community Corrections and Corporate Programs       41,814     25,328     236    5,940   --     31,504    --     461      522
Policing and Community Safety                        267,524     11,974     246    2,835   --     15,055    49     451      899
   Police Services                                   228,568      3,943      47      911   --      4,901     1     207      405
   Provincial Emergency Program                        4,562      2,098     147      481   --      2,726    --     107      219
   Coroners Service                                    8,260      3,134       4      721   --      3,859    48      65       84
   Victim Services and Community Programs             26,134      2,799      48      722   --      3,569    --      72      191
Compliance and Consumer Services                      36,219     17,315   1,046    4,039   --     22,400    --     643    1,198
   Office of the Superintendent of Motor Vehicles      6,399      3,089      39      716   --      3,844    --      30      666
   Commercial Vehicle Safety and Enforcement          19,177     10,480     982    2,453   --     13,915    --     560      133
   Residential Tenancy                                 7,325      2,500      17      575   --      3,092    --       6      238
   Consumer Services                                   2,132        583       2      140   --        725    --      17       80
   Film Classification                                 1,186        663       6      155   --        824    --      30       81
Gaming Policy and Enforcement                         15,312      6,447       9    1,483   --      7,939    --     388    1,050
   Gaming Policy and Enforcement Operations           15,311      6,447       9    1,483   --      7,939    --     388    1,050
   Distribution of Gaming Proceeds                         1         --      --       --   --         --    --      --       --
Liquor Control and Licensing                               1      4,830      42    1,111   --      5,983    --     244      351
Executive and Support Services                         2,781      1,260       3      301   39      1,603   343     139      366
   Minister's Office                                     478        232      --       57   39        328    --      80       10
   Corporate Services                                  1,289        693       2      166   --        861    --      53      344
   Agencies, Boards and Commissions                    1,014        335       1       78   --        414   343       6       12
-------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                     509,207    123,644   4,464   28,770   39    156,917   392   2,699    5,376
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                                                                                                                  Operating
Description                                          60      63     65   67  68    69     70   72    73     75      Costs
---------------------------------------------------------------------------------------------------------------------------
Corrections                                         3,022  1,078  1,834  --  --  2,361    995  --  2,137  44,358    58,131
   Adult Custody                                    2,418    464  1,127  --  --  2,346    589  --  1,621  39,679    49,607
   Community Corrections and Corporate Programs       604    614    707  --  --     15    406  --    516   4,679     8,524
Policing and Community Safety                       6,559    533    922  --  --    196    159  --  1,296   1,999    13,063
   Police Services                                  1,911     28    342  --  --    114     69  --    559     668     4,304
   Provincial Emergency Program                       473     36    118  --  --     47     55  --    408     416     1,879
   Coroners Service                                 3,258    141    171  --  --     35     20  --    144     490     4,456
   Victim Services and Community Programs             917    328    291  --  --     --     15  --    185     425     2,424
Compliance and Consumer Services                    2,783  2,790  1,059  --  --     --    327  --  1,196   1,854    11,850
   Office of the Superintendent of Motor Vehicles     140    187    235  --  --     --     --  --    253     256     1,767
   Commercial Vehicle Safety and Enforcement          590  2,535    542  --  --     --    310  --    849     648     6,167
   Residential Tenancy                              1,941     58    231  --  --     --     --  --     48     660     3,182
   Consumer Services                                   75      4     20  --  --     --     11  --     45      65       317
   Film Classification                                 37      6     31  --  --     --      6  --      1     225       417
Gaming Policy and Enforcement                         818    115    295  --  45      9     --  --    379     906     4,005
   Gaming Policy and Enforcement Operations           818    115    295  --  45      9     --  --    379     906     4,005
   Distribution of Gaming Proceeds                     --     --     --  --  --     --     --  --     --      --        --
Liquor Control and Licensing                          383    114    273  --  --      5    124  --    650     663     2,807
Executive and Support Services                         17    117     76  --   1      6     40  --     90     121     1,316
   Minister's Office                                   10      1     16  --  --      4      9  --      3      --       133
   Corporate Services                                  --    106     40  --  --     --     28  --     75      --       646
   Agencies, Boards and Commissions                     7     10     20  --   1      2      3  --     12     121       537
---------------------------------------------------------------------------------------------------------------------------
      Total Vote                                   13,582  4,747  4,459  --  46  2,577  1,645  --  5,748  49,901    91,172
---------------------------------------------------------------------------------------------------------------------------

VOTE 32 Emergency Program Act

-------------------------------------------------------------------------------------------------------------------------------
                          Total                            Total
                         2003/04                         Salaries
                        Operating                           and
     Description         Expenses    50   51   52   54   Benefits   55   57   59      60   63   65   67   68    69      70   72
-------------------------------------------------------------------------------------------------------------------------------
Emergency Program Act     18,948    250   10   57   --      317     --   75   --   3,000   15    5   --   --   300   8,750   --
-------------------------------------------------------------------------------------------------------------------------------
   Total Vote             18,948    250   10   57   --      317     --   75   --   3,000   15    5   --   --   300   8,750   --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
                                    Total
                                  Operating
     Description        73   75     Costs
-------------------------------------------
Emergency Program Act   16   --     12,161
-------------------------------------------
   Total Vote           16   --     12,161
-------------------------------------------

                 MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
                                     ($000)

----------------------------------------------------------------------------------------------------------
                                Total                         Total                       Total
                             Government                       Other                     Internal
   77       79        80      Transfers   81   83     85    Expenses     86      88    Recoveries     89
----------------------------------------------------------------------------------------------------------
     40       --    18,909     18,949     --   --     202       202        --   (400)      (400)        --
     40       --    15,974     16,014     --   --     129       129        --   (400)      (400)        --
     --       --     2,935      2,935     --   --      73        73        --     --         --         --
    819   11,840   233,849    246,508     --   --     131       131    (3,599)    (1)    (3,600)    (2,700)
    390       --   223,886    224,276     --   --      22        22        --     (1)        (1)    (1,200)
     --    1,593        --      1,593     --   --       9         9        --     --         --     (1,500)
     --       --        --         --     --   --      --        --        --     --         --         --
    429   10,247     9,963     20,639     --   --     100       100    (3,599)    --     (3,599)        --
    500       --        --        500     --   --   1,952     1,952        --     --         --         --
     --       --        --         --     --   --   1,751     1,751        --     --         --         --
     --       --        --         --     --   --     200       200        --     --         --         --
     --       --        --         --     --   --      --        --        --     --         --         --
    500       --        --        500     --   --      --        --        --     --         --
     --       --        --         --     --   --       1         1        --     --         --         --
196,230    3,397        --    199,627     --   --      --        --        --     --         --
     --    3,397        --      3,397     --   --      --        --        --     --         --
196,230       --        --    196,230     --   --      --        --        --     --         --
     --       --        --         --     --   --     102       102        --     --         --         --
     --       --        --         --     --   --      97        97        --     --         --         --
     --       --        --         --     --   --      18        18        --     --         --         --
     --       --        --         --     --   --      79        79        --     --         --         --
     --       --        --         --     --   --      --        --        --     --         --         --
----------------------------------------------------------------------------------------------------------
197,589   15,237   252,758    465,584     --   --   2,484     2,484    (3,599)  (401)    (4,000)    (2,700)
----------------------------------------------------------------------------------------------------------

---------------------------------
                          Total
              Total      2004/05
            External    Operating
   90      Recoveries    Expenses
---------------------------------
  (6,650)    (6,650)     174,169
  (6,150)    (6,150)     131,633
    (500)      (500)      42,536
 (17,390)   (20,090)     251,067
 (17,290)   (18,490)     215,012
      --     (1,500)       4,707
      --         --        8,315
    (100)      (100)      23,033
  (1,206)    (1,206)      35,496
      --         --        7,362
  (1,171)    (1,171)      19,111
      --         --        6,274
      --         --        1,542
     (35)       (35)       1,207
(196,429)  (196,429)      15,142
    (200)      (200)      15,141
(196,229   (196,229)           1
  (8,891)    (8,891)           1
      --         --        3,016
      --         --          479
      --         --        1,586
      --         --          951
---------------------------------
(230,566)  (233,266)     478,891
---------------------------------

---------------------------------------------------------------------------------------------
    Total                                                                            Total
   2003/04                                                                          2004/05
   Capital                                                                          Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh    Info    TI   Roads   Other   Expenditures
---------------------------------------------------------------------------------------------
    2,659       --    --    --    407   20    43   1,334   520     --      --        2,324
    1,839       --    --    --    407   20    43     400    --     --      --          870
      820       --    --    --     --   --    --     934   520     --      --        1,454
    1,766       --    --    --     --   30    --   1,649    --     --      --        1,679
      380       --    --    --     --   --    --     555    --     --      --          555
      959       --    --    --     --   --    --      --    --     --      --           --
       27       --    --    --     --   --    --   1,000    --     --      --        1,000
      400       --    --    --     --   30    --      94    --     --      --          124
    1,627       --    --    --     --   --   342   2,313    --     --      --        2,655
      135       --    --    --     --   --    --     400    --     --      --          400
    1,212       --    --    --     --   --   342   1,160    --     --      --        1,502
      250       --    --    --     --   --    --     753    --     --      --          753
       30       --    --    --     --   --    --      --    --     --      --           --
       --       --    --    --     --   --    --      --    --     --      --           --
       20       --    --    --     --   20    --     300    --     --      --          320
       20       --    --    --     --   20    --     300    --     --      --          320
       --       --    --    --     --   --    --      --    --     --      --           --
      905       --    --    --     --   --    30     300    --     --      --          330
      360       --    --    --     --   --    --      --   150     --      --          150
       --       --    --    --     --   --    --      --    --     --      --           --
      300       --    --    --     --   --    --      --   150     --      --          150
       60       --    --    --     --   --    --      --    --     --      --           --
---------------------------------------------------------------------------------------------
    7,337       --    --    --    407   70   415   5,896   670     --      --        7,458
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                         Total
                     Total                      Total                 Total                  Total      2004/05
                  Government                    Other               Internal               External    Operating
77     79    80    Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
----------------------------------------------------------------------------------------------------------------
--   3,152   --      3,152     --   --    5       5      --   --       --       --   --       --         15,635
----------------------------------------------------------------------------------------------------------------
--   3,152   --      3,152     --   --    5       5      --   --       --       --   --       --         15,635
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                 MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
                                     ($000)

Special Account

--------------------------------------------------------------------------------------------
                              Total                               Total
                             2003/04                            Salaries
                            Operating                              and
       Description           Expenses     50    51    52   54   Benefits   55   57   59   60
--------------------------------------------------------------------------------------------
Inmate Work Program           1,540        --   --    --   --        --    --   --    1   --
Victims of Crime Act          7,325     1,337   --   308   --     1,645    --   14   --   --
--------------------------------------------------------------------------------------------
   Total Special Accounts     8,865     1,337   --   308   --     1,645    --   14    1   --
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                             Total
                                                                           Operating
       Description          63   65   67   68    69    70   72   73   75     Costs
------------------------------------------------------------------------------------
Inmate Work Program         --   --   --   --   500   189   --   61   --      751
Victims of Crime Act        32   35   --   --    --    --   --   --   --       81
------------------------------------------------------------------------------------
   Total Special Accounts   32   35   --   --   500   189   --   61   --      832
------------------------------------------------------------------------------------

                 MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
                                     ($000)

--------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
                    Total                           Total                 Total                  Total       2004/05
                  Government                        Other               Internal               External    Operating
  77    79   80    Transfers     81    83    85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------------------------------------------------------
  603   --   --        603        --   --   200       200    --   --       --       --   --       --         1,554
2,000   --   --      2,000     3,599   --    --     3,599    --   --       --       --   --       --         7,325
--------------------------------------------------------------------------------------------------------------------
2,603   --   --      2,603     3,599   --   200     3,799    --   --       --       --   --       --         8,879
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------

     93         --    --    --     93   --    --    --    --     --      --         93
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     93         --    --    --     93   --    --    --    --     --      --         93
-------------------------------------------------------------------------------------------

                    MINISTRY OF SKILLS DEVELOPMENT AND LABOUR
                                     ($000)

VOTE 33 Ministry Operations

----------------------------------------------------------------------------------------------------------------------------
                                                Total                                   Total
                                               2003/04                                Salaries
                                              Operating                                  and
               Description                     Expenses     50      51     52    54   Benefits     55      57     59     60
----------------------------------------------------------------------------------------------------------------------------
Skills Development and Employment Standards     13,834     6,045    50   1,366   --     7,461       --     323    79      96
Industrial Relations                             8,120     3,404    28     798   --     4,230       54      72   215     186
Workers' Compensation                                1    16,032    20   3,695   --    19,747    2,169     661    --     874
Executive and Support Services                   3,682     1,232     6     288   39     1,565        2     190   687     361
   Minister's Office                               489       200    --      45   39       284       --      90     6      --
   Program Management                            3,193     1,032     6     243   --     1,281        2     100   681     361
----------------------------------------------------------------------------------------------------------------------------
      Total Vote                                25,637    26,713   104   6,147   39    33,003    2,225   1,246   981   1,517
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                         Total
                                                                                                       Operating
               Description                      63      65    67   68   69   70   72     73      75      Costs
----------------------------------------------------------------------------------------------------------------
Skills Development and Employment Standards     874     225   --   20   --   50   --     301     730      2,698
Industrial Relations                            272     130   --    5   --   --   --      68     742      1,744
Workers' Compensation                         3,181   1,378   --   57    8   --   --   1,284   1,894     11,506
Executive and Support Services                   47      67   --    4   --   17   --      --      30      1,405
   Minister's Office                             --      16   --   --   --   10   --      --      --        122
   Program Management                            47      51   --    4   --    7   --      --      30      1,283
----------------------------------------------------------------------------------------------------------------
      Total Vote                              4,374   1,800   --   86    8   67   --   1,653   3,396     17,353
----------------------------------------------------------------------------------------------------------------

                    MINISTRY OF SKILLS DEVELOPMENT AND LABOUR
                                     ($000)

-------------------------------------------------------------------------------------------------------------------
                  Total                       Total                 Total                       Total      2004/05
               Government                     Other               Internal                    External    Operating
77   79   80    Transfers   81   83    85   Expenses   86   88   Recoveries   89      90     Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------------
--   --   --       --       --   --    83       83     --   --       --       --      (100)       (100)     10,142
--   --   --       --       --   --    --       --     --   --       --       --      (315)       (315)      5,659
--   --   --       --       --   --    --       --     --   --       --       --   (31,252)    (31,252)          1
15   --   --       15       --   --    25       25     --   --       --       --      --            --       3,010
--   --   --       --       --   --    25       25     --   --       --       --      --            --         431
15   --   --       15       --   --    --       --     --   --       --       --      --            --       2,579
-------------------------------------------------------------------------------------------------------------------
15   --   --       15       --   --   108      108     --   --       --       --   (31,667)    (31,667)     18,812
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   Total                                                                             Total
  2003/04                                                                           2004/05
  Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh    Info    TI   Roads   Other   Expenditures
---------------------------------------------------------------------------------------------
      677       --    --    --     --   40    --     637    --     --      --          677
       20       --    --    --     --   --    --      20    --     --      --           20
    2,815       --    --    --     --   --    --   2,665   150     --      --        2,815
       --       --    --    --     --   --    --      --    --     --      --           --
       --       --    --    --     --   --    --      --    --     --      --           --
       --       --    --    --     --   --    --      --    --     --      --           --
---------------------------------------------------------------------------------------------
    3,512       --    --    --     --   40    --   3,322   150     --      --        3,512
---------------------------------------------------------------------------------------------

               MINISTRY OF SMALL BUSINESS AND ECONOMIC DEVELOPMENT
                                     ($000)

VOTE 34 Ministry Operations

--------------------------------------------------------------------------------------------------------------------------
                                            Total                             Total
                                           2003/04                           Salaries
                                          Operating                            and
               Description                 Expenses    50     51    52   54  Benefits  55   57    59     60    63   65  67
--------------------------------------------------------------------------------------------------------------------------
Improving British Columbia's Investment
   Climate and Competitiveness               5,146     1,796   2    410  --    2,208   --   93    129    662  126  121  --
Marketing and Promoting British Columbia     2,949     1,040   3    240  --    1,283   --  129     70    367   35  107  25
Enhancing Economic Development
   Throughout British Columbia              22,360     3,460  17    793  --    4,270    5  317    201  1,353  181  248  --
BC Olympic Games Secretariat, Sport and
   Culture                                  60,246     2,378   3    544  --    2,925   51  141    191  3,131   51  117  --
   BC Olympic Games Secretariat             38,590     1,457   3    335  --    1,795   --   90    111  2,950   30   30  --
   Sport                                     8,698       325  --     75  --      400   --   28     --     14    3   36  --
   Culture and BC Arts Council              12,958       596  --    134  --      730   51   23     80    167   18   51  --
Executive and Support Services              84,012     2,628  13    629  39    3,309   --  266  1,710    379  423  226  --
   Minister's Office                           729       344  --    104  39      487   --  167     15     --   17   35  --
   Corporate Services                        9,763     2,284  13    525  --    2,822   --   99  1,695    379  406  191  --
   British Columbia Pavilion Corporation     5,000        --  --     --  --       --   --   --     --     --   --   --  --
   Vancouver Convention Centre Expansion
      Project                               67,000        --  --     --  --       --   --   --     --     --   --   --  --
   Reserves for Doubtful Accounts            1,520        --  --     --  --       --   --   --     --     --   --   --  --
--------------------------------------------------------------------------------------------------------------------------
      Total Vote                           174,713    11,302  38  2,613  39   13,995   56  946  2,301  5,892  816  819  25
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                                                                        Total
                                                                      Operating
               Description                68  69  70  72   73    75     Costs      77      79     80
------------------------------------------------------------------------------------------------------
Improving British Columbia's Investment
   Climate and Competitiveness            --  --  --  --   52     --     1,183       --     --      --
Marketing and Promoting British Columbia  --  --   3  --  363     86     1,185      278     --      70
Enhancing Economic Development
   Throughout British Columbia            --  --  --  --  232     31     2,568    2,280     --  10,024
BC Olympic Games Secretariat, Sport and
   Culture                                --   3  --  --   27    257     3,969   13,295     --   7,490
   BC Olympic Games Secretariat           --  --  --  --   --     95     3,306    1,000     --     190
   Sport                                  --   3  --  --    7     29       120      893     --   7,300
   Culture and BC Arts Council            --  --  --  --   20    133       543   11,402     --      --
Executive and Support Services             3  47  --  --  200  2,321     5,575       --  1,800  71,300
   Minister's Office                      --   8  --  --   --     --       242       --     --      --
   Corporate Services                      3  39  --  --  200  2,321     5,333       --     --      --
   British Columbia Pavilion Corporation  --  --  --  --   --     --        --       --  1,800      --
   Vancouver Convention Centre Expansion
      Project                             --  --  --  --   --     --        --       --     --  71,300
   Reserves for Doubtful Accounts         --  --  --  --   --     --        --       --     --      --
------------------------------------------------------------------------------------------------------
      Total Vote                           3  50   3  --  874  2,695    14,480   15,853  1,800  88,884
------------------------------------------------------------------------------------------------------

Special Account

-------------------------------------------------------------------------------------------------------------------------
                                            Total                      Total
                                           2003/04                   Salaries
                                          Operating                    and
               Description                 Expenses  50  51  52  54  Benefits  55  57  59  60  63  65  67  68  69  70  72
-------------------------------------------------------------------------------------------------------------------------
Northern Development Fund                   1,500    --  --  --  --     --     --  --  --  --  --  --  --  --  --  --  --
Olympic Arts Fund                             483    --  --  --  --     --     --  --  --  --  --  --  --  --  --  --  --
Physical Fitness and Amateur Sports Fund    2,215    --  --  --  --     --     --  --  --  --  --  --  --  --  --  --  --
-------------------------------------------------------------------------------------------------------------------------
   Total Special Accounts                   4,198    --  --  --  --     --     --  --  --  --  --  --  --  --  --  --  --
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                    Total
                                                  Operating
               Description                73  75    Costs     77  79    80
---------------------------------------------------------------------------
Northern Development Fund                 --  --      --     500  --     --
Olympic Arts Fund                         --  --      --      --  --    625
Physical Fitness and Amateur Sports Fund  --  --      --      --  --  2,200
---------------------------------------------------------------------------
   Total Special Accounts                 --  --      --     500  --  2,825
---------------------------------------------------------------------------

               MINISTRY OF SMALL BUSINESS AND ECONOMIC DEVELOPMENT
                                     ($000)

--------------------------------------------------------------------------------------------------
                                                                                           Total
  Total                          Total                 Total                  Total       2004/05
Government                       Other               Internal                External    Operating
 Transfers   81   83     85    Expenses   86   88   Recoveries   89    90   Recoveries    Expenses
--------------------------------------------------------------------------------------------------
       --    --   --      --        --    --   --       --       --    --        --         3,391
      348    --   --      --        --    --   --       --       --   (10)      (10)        2,806
   12,304    --   --      --        --    --   --       --       --    --        --        19,142
   20,785    --   --      --        --    --   --       --       --    (1)       (1)       27,678
    1,190    --   --      --        --    --   --       --       --    (1)       (1)        6,290
    8,193    --   --      --        --    --   --       --       --    --        --         8,713
   11,402    --   --      --        --    --   --       --       --    --        --        12,675
   73,100    --   --   4,693     4,693    --   --       --       --    (5)       (5)       86,672
       --    --   --      --        --    --   --       --       --    --        --           729
       --    --   --     173       173    --   --       --       --    (5)       (5)        8,323
    1,800    --   --   3,200     3,200    --   --       --       --    --        --         5,000
   71,300    --   --      --        --    --   --       --       --    --        --        71,300
       --    --   --   1,320     1,320    --   --       --       --    --        --         1,320
--------------------------------------------------------------------------------------------------
  106,537    --   --   4,693     4,693    --   --       --       --   (16)      (16)      139,689
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
      --        --    --    --     --   --    --     75   --     --      --          75
     600        --    --    --     --   --    --     50   --     --      --          50
      15        --    --    --     --   --    --     --   --     --      --          --
      25        --    --    --     --   --    --     70   --     --      --          70
      --        --    --    --     --   --    --     50   --     --      --          50
      --        --    --    --     --   --    --     --   --     --      --          --
      25        --    --    --     --   --    --     20   --     --      --          20
      52        --    --    --     --   50    --    225   --     --      --         275
      --        --    --    --     --   --    --     --   --     --      --          --
      52        --    --    --     --   50    --    225   --     --      --         275
      --        --    --    --     --   --    --     --   --     --      --          --
      --        --    --    --     --   --    --     --   --     --      --          --
      --        --    --    --     --   --    --     --   --     --      --          --
-------------------------------------------------------------------------------------------
     692        --    --    --     --   50    --    420   --     --      --         470
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                       Total
   Total                      Total                Total                   Total      2004/05
Government                    Other               Internal               External    Operating
 Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
----------------------------------------------------------------------------------------------
     500     --   --   --      --      --   --       --       --   --       --           500
     625     --   --   --      --      --   --       --       --   --       --           625
   2,200     --   --   --      --      --   --       --       --   --       --         2,200
----------------------------------------------------------------------------------------------
   3,325     --   --   --      --      --   --       --       --   --       --         3,325
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                   MINISTRY OF SUSTAINABLE RESOURCE MANAGEMENT
                                     ($000)

VOTE 35 Ministry Operations

---------------------------------------------------------------------------------------------------------------------------------
                                     Total                                 Total
                                    2003/04                               Salaries
                                   Operating                                 and
           Description              Expenses     50     51     52    54   Benefits    55     57      59      60      63       65
---------------------------------------------------------------------------------------------------------------------------------
Sustainable Economic Development     23,373     8,026   62   1,842   --     9,930     --     663     786      819     288     359
Integrated Land and Resource
   Information                       51,817    23,949   --   5,494   --    29,443     --     620   3,967   16,820   5,604   1,249
Sound Governance                      1,722     1,263    2     291   --     1,556     --      51     500      464     169      54
Property Assessment Services              1       762   26     175   --       963    509      43      --       80     131     120
Executive and Support Services       10,221     9,076    7   2,106   64    11,253     --     425   1,712      799     442     751
   Ministers' Office                    520       378    2      87   64       531     --     189      --       --      65      41
   Corporate Services                 9,701     8,698    5   2,019   --    10,722     --     236   1,712      799     377     710
---------------------------------------------------------------------------------------------------------------------------------
      Total Vote                     87,134    43,076   97   9,908   64    53,145    509   1,802   6,965   18,982   6,634   2,533
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                                               Total
                                                                              Operating
           Description             67   68    69    70   72     73     75       Costs     77
--------------------------------------------------------------------------------------------
Sustainable Economic Development   --    6    17   114   --     537   1,050      4,639    --
Integrated Land and Resource
   Information                     --   --    70    21   --   3,310   3,800     35,461     4
Sound Governance                   --    3     3    --   --     107     152      1,503     1
Property Assessment Services       --   15    --    --   --      12     100      1,010    --
Executive and Support Services     --   --    17    32   --      45   1,245      5,468     1
   Ministers' Office               --   --    12    32   --      --      --        339    --
   Corporate Services              --   --     5    --   --      45   1,245      5,129     1
--------------------------------------------------------------------------------------------
      Total Vote                   --   24   107   167   --   4,011   6,347     48,081     6
--------------------------------------------------------------------------------------------

VOTE 36 Agricultural Land Commission

------------------------------------------------------------------------------------------------------------------------------
                                 Total                               Total
                                2003/04                            Salaries
                               Operating                              and
          Description           Expenses     50    51    52   54   Benefits    55   57   59   60   63   65   67   68   69   70
------------------------------------------------------------------------------------------------------------------------------
Agricultural Land Commission     2,296     1,156   --   266   --     1,422    180   70   --   35   25   30   --    1    2   19
------------------------------------------------------------------------------------------------------------------------------
   Total Vote                    2,296     1,156   --   266   --     1,422    180   70   --   35   25   30   --    1    2   19
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------

                                                 Total
                                               Operating
          Description          72   73    75     Costs     77
-------------------------------------------------------------
Agricultural Land Commission   --   --   173       535     --
-------------------------------------------------------------
   Total Vote                  --   --   173       535     --
-------------------------------------------------------------

Special Account

--------------------------------------------------------------------------------------------------------------------------
                             Total                           Total
                            2003/04                        Salaries
                           Operating                          and
       Description          Expenses   50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69   70   72
--------------------------------------------------------------------------------------------------------------------------
Crown Land                     --      --   --   --   --      --      --   --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------
   Total Special Account       --      --   --   --   --      --      --   --   --   --   --   --   --   --   --   --   --
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------

                                       Total
                                     Operating
       Description         73   75     Costs       77
--------------------------------------------------------
Crown Land                 --   --       --      210,600
--------------------------------------------------------
   Total Special Account   --   --       --      210,600
--------------------------------------------------------

                   MINISTRY OF SUSTAINABLE RESOURCE MANAGEMENT
                                     ($000)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                Total
              Total                       Total                      Total                          Total      2004/05
           Government                     Other                    Internal                       External    Operating
79    80    Transfers   81   83    85   Expenses   86      88     Recoveries     89       90     Recoveries    Expenses
-----------------------------------------------------------------------------------------------------------------------
--   200       200      --   --    28       28     --    (2,752)    (2,752)        --     (500)      (500)      11,545
--    --         4      --   --    94       94     --    (5,721)    (5,721)    (4,023)  (9,329)   (13,352)      45,929
--    --         1      --   --    26       26     --      (302)      (302)        --      (25)       (25)       2,759
--    --        --      --   --    --       --     --        --         --     (1,857)    (115)    (1,972)           1
--    --         1      --   --   136      136     --    (8,675)    (8,675)        (1)      (1)        (2)       8,181
--    --        --      --   --    --       --     --        --         --         --       --         --          870
--    --         1      --   --   136      136     --    (8,675)    (8,675)        (1)      (1)        (2)       7,311
-----------------------------------------------------------------------------------------------------------------------
--   200       206      --   --   284      284     --   (17,450)   (17,450)    (5,881)  (9,970)   (15,851)      68,415
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
    Total                                                                            Total
   2003/04                                                                          2004/05
   Capital                                                                          Capital
Expenditures   Land   LI   Bldg   SpE   FE    Veh    Info   TI   Roads   Other   Expenditures
---------------------------------------------------------------------------------------------
      486       --    --    --    200    50   300      50   --     --      --          600
    7,606       --    --    --     --   146   100   7,154   --     --      --        7,400
        2       --    --    --     --     5    --      --   --     --      --           5
       97       --    --    --     --    40    --      56   --     --      --           96
       50       --    --    --     --    50    --      --   --     --      --           50
       10       --    --    --     --    10    --      --   --     --      --           10
       40       --    --    --     --    40    --      --   --     --      --           40
---------------------------------------------------------------------------------------------
    8,241       --    --    --    200   291   400   7,260   --     --      --        8,151
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                                 Total
             Total                      Total                 Total                  Total      2004/05
          Government                    Other               Internal               External    Operating
79   80    Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------------------------------------------
--   --       --       --   --   --      --      --   --       --       --   --       --         1,957
--------------------------------------------------------------------------------------------------------
--   --       --       --   --   --      --      --   --       --       --   --       --         1,957
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     43         --    --    --     --   50    --    --    --     --      --         50
-------------------------------------------------------------------------------------------
     43         --    --    --     --   50    --    --    --     --      --         50
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                                 Total
             Total                      Total                 Total                  Total      2004/05
          Government                    Other               Internal               External    Operating
79   80    Transfers   81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------------------------------------------
--   --     210,600    --   --   20      20      --   --       --       --   --       --        210,620
--------------------------------------------------------------------------------------------------------
--   --     210,600    --   --   20      20      --   --       --       --   --       --        210,620
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                           MINISTRY OF TRANSPORTATION
                                     ($000)

VOTE 37 Ministry Operations

------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                      Total
                                                             2003/04                                    Salaries
                                                            Operating                                     and
                       Description                          Expenses       50       51      52     54   Benefits   55      57
------------------------------------------------------------------------------------------------------------------------------
Transportation Improvements                                   13,536     45,070   1,021    5,553   --     51,644    --   3,487
   Transportation Policy and Legislation                         723        487      --      112   --        599    --      11
   Planning, Engineering and Construction                     12,812     41,251   1,021    4,675   --     46,947    --   3,196
   Partnerships                                                    1      3,332      --      766   --      4,098    --     280
Public Transportation                                        368,871         --      --       --   --         --    --      --
   British Columbia Transit                                  151,700         --      --       --   --         --    --      --
   Rapid Transit Project 2000                                 90,957         --      --       --   --         --    --      --
   British Columbia Ferry Services Inc.                      126,214         --      --       --   --         --    --      --
Highway Operations                                           454,240     53,729     287    9,185   --     63,201    --   5,373
   Maintenance, Asset Preservation and Traffic Operations    435,703     52,366     210    8,871   --     61,447    --   5,340
   Inland Ferries                                             16,705        412       6       95   --        513    --      30
   Coquihalla Toll Administration                              1,832        951      71      219   --      1,241    --       3
Motor Carrier Regulation                                       1,851        957      39      220   --      1,216   131      41
   Motor Carrier Commission                                      595        224      --       52   --        276   131      15
   Motor Carrier Branch                                        1,256        733      39      168   --        940    --      26
Executive and Support Services                                16,549      4,807      56    1,107   39      6,009    --     210
   Minister's Office                                             415        213      --       49   39        301    --      70
   Corporate Services                                         16,134      4,594      56    1,058   --      5,708    --     140
------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                             855,047    104,563   1,403   16,065   39    122,070   131   9,111
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                       Description                            59      60       63      65    67    68      69       70        72
----------------------------------------------------------------------------------------------------------------------------------
Transportation Improvements                                   432   57,786   2,351   1,475   --   134    36,564    5,557   201,451
   Transportation Policy and Legislation                       --       80      --       4   --     1        --       --        --
   Planning, Engineering and Construction                     274   26,188   2,283   1,256   --   119    24,268    5,446   164,421
   Partnerships                                               158   31,518      68     215   --    14    12,296      111    37,030
Public Transportation                                          --       --      --      --   --    --        --       --        --
   British Columbia Transit                                    --       --      --      --   --    --        --       --        --
   Rapid Transit Project 2000                                  --       --      --      --   --    --        --       --        --
   British Columbia Ferry Services Inc.                        --       --      --      --   --    --        --       --        --
Highway Operations                                          3,700    8,014   3,760   1,540   --   193   395,585   12,681   155,941
   Maintenance, Asset Preservation and Traffic Operations   3,612    7,894   3,550   1,464   --   192   381,812   12,670   155,941
   Inland Ferries                                              --       50      10       5   --    --    13,746       11        --
   Coquihalla Toll Administration                              88       70     200      71   --     1        27       --        --
Motor Carrier Regulation                                       --       87     101      62   --     7        10        8        --
   Motor Carrier Commission                                    --       35      13      22   --     1        --        2        --
   Motor Carrier Branch                                        --       52      88      40   --     6        10        6        --
Executive and Support Services                              3,176      814   2,451     685   --    10         1       --        --
   Minister's Office                                           --       --      26      12   --    --         1       --        --
   Corporate Services                                       3,176      814   2,425     673   --    10        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                            7,308   66,701   8,663   3,762   --   344   432,160   18,246   357,392
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                       Description                            73       75
---------------------------------------------------------------------------
Transportation Improvements                                  1,095    3,512
   Transportation Policy and Legislation                        --       --
   Planning, Engineering and Construction                    1,060    3,354
   Partnerships                                                 35      158
Public Transportation                                       48,839       --
   British Columbia Transit                                 20,455       --
   Rapid Transit Project 2000                               28,384       --
   British Columbia Ferry Services Inc.                         --       --
Highway Operations                                           7,070    6,121
   Maintenance, Asset Preservation and Traffic Operations    5,106    6,017
   Inland Ferries                                            1,914       --
   Coquihalla Toll Administration                               50      104
Motor Carrier Regulation                                         3      121
   Motor Carrier Commission                                      3       33
   Motor Carrier Branch                                         --       88
Executive and Support Services                                 776      881
   Minister's Office                                             5       --
   Corporate Services                                          771      881
---------------------------------------------------------------------------
      Total Vote                                            57,783   10,635
---------------------------------------------------------------------------

                           MINISTRY OF TRANSPORTATION
                                     ($000)

---------------------------------------------------------------------
  Total                               Total
Operating                           Government
  Costs       77     79      80      Transfers   81      83       85
---------------------------------------------------------------------
 313,844    15,000   --        --      15,000    --        --   1,316
      96    15,000   --        --      15,000    --        --      --
 231,865        --   --        --          --    --        --     160
  81,883        --   --        --          --    --        --   1,156
  48,839        --   --   172,233     172,233    --   142,402      --
  20,455        --   --    45,491      45,491    --    76,415      --
  28,384        --   --        --          --    --    65,987      --
      --        --   --   126,742     126,742    --        --      --
 599,978        --   --       202         202    --        --     973
 583,598        --   --       202         202    --        --     828
  15,766        --   --        --          --    --        --      --
     614        --   --        --          --    --        --     145
     571        --   --        --          --    --        --      --
     255        --   --        --          --    --        --      --
     316        --   --        --          --    --        --      --
   9,004         1   --        --           1    --        --     150
     114        --   --        --          --    --        --      --
   8,890         1   --        --           1    --        --     150
---------------------------------------------------------------------
 972,236    15,001   --   172,435     187,436    --   142,402   2,439
---------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                       Total
  Total                  Total                             Total      2004/05
  Other                Internal                          External    Operating
Expenses   86    88   Recoveries      89         90     Recoveries   Expenses
------------------------------------------------------------------------------
   1,316   --    --       --       (364,168)   (4,250)   (368,418)      13,386
      --   --    --       --        (15,000)       --     (15,000)         695
     160   --    --       --       (264,032)   (2,250)   (266,282)      12,690
   1,156   --    --       --        (85,136)   (2,000)    (87,136)           1
 142,402   --    --       --             --        --          --      363,474
  76,415   --    --       --             --        --          --      142,361
  65,987   --    --       --             --        --          --       94,371
      --   --    --       --             --        --          --      126,742
     973   --    --       --       (240,978)   (5,806)   (246,784)     417,570
     828   --    --       --       (232,978)   (5,806)   (238,784)     407,291
      --   --    --       --         (8,000)       --      (8,000)       8,279
     145   --    --       --             --        --          --        2,000
      --   --    --       --             --        (1)         (1)       1,786
      --   --    --       --             --        (1)         (1)         530
      --   --    --       --             --        --          --        1,256
     150   --   (65)     (65)          (255)       --        (255)      14,844
      --   --    --       --             --        --          --          415
     150   --   (65)     (65)          (255)       --        (255)      14,429
------------------------------------------------------------------------------
 144,841   --   (65)     (65)      (605,401)  (10,057)   (615,458)     811,060
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
    Total                                                                                Total
   2003/04                                                                               2004/05
   Capital                                                                               Capital
Expenditures   Land   LI   Bldg    SpE     FE    Veh     Info    TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------------
     974        --    --     --     111    39      --     323    --      --     --          473
      --        --    --     --      --    --      --      --    --      --     --           --
     974        --    --     --     111    39      --     323    --      --     --          473
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
   5,150        --    --    200   2,397    71   1,800     817    --   6,000     --       11,285
   5,150        --    --    200   2,397    71   1,800     817    --      --     --        5,285
      --        --    --     --      --    --      --      --    --   6,000     --        6,000
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
      --        --    --     --      --    --      --      --    --      --     --           --
     326        --    --     --      62    --      --   1,260   200      --     --        1,522
      --        --    --     --      --    --      --      --    --      --     --           --
     326        --    --     --      62    --      --   1,260   200      --     --        1,522
--------------------------------------------------------------------------------------------------
   6,450        --    --    200   2,570   110   1,800   2,400   200   6,000     --       13,280
--------------------------------------------------------------------------------------------------

                   MINISTRY OF WATER, LAND AND AIR PROTECTION
                                     ($000)

VOTE 38 Ministry Operations

---------------------------------------------------------------------------------------------------
                                       Total                                    Total
                                      2003/04                                 Salaries
                                     Operating                                   and
          Description                 Expenses     50      51     52     54   Benefits   55     57
---------------------------------------------------------------------------------------------------
Environmental Protection               23,326    19,309    90    4,441   --    23,840    --   1,624
Environmental Stewardship              39,234    19,240   210    4,425   --    23,875    --   1,456
Park, Fish and Wildlife Recreation     32,040     9,363    71    2,153   --    11,587    --     843
Executive and Support Services         27,433     5,599    15    1,288   39     6,941    --     530
   Minister's Office                      457       216    --       50   39       305    --      94
   Program Management                  26,976     5,383    15    1,238   --     6,636    --     436
---------------------------------------------------------------------------------------------------
      Total Vote                      122,033    53,511   386   12,307   39    66,243    --   4,453
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
          Description                  59      60       63      65    67    68    69       70    72
---------------------------------------------------------------------------------------------------
Environmental Protection                --   10,736     993     632   --    --   1,304     776   --
Environmental Stewardship               --    8,047   1,056     899   --    84   3,349   1,661   --
Park, Fish and Wildlife Recreation      --    6,118     550     510   --    66   2,325     941   --
Executive and Support Services       5,243    1,406     915     555   --    --     221       2   --
   Minister's Office                    --       --      33      35   --    --       2      --   --
   Program Management                5,243    1,406     882     520   --    --     219       2   --
---------------------------------------------------------------------------------------------------
      Total Vote                     5,243   26,307   3,514   2,596   --   150   7,199   3,380   --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                        Total                           Total
                                                      Operating                      Government
          Description                  73       75      Costs      77   79     80     Transfers   81   83
---------------------------------------------------------------------------------------------------------
Environmental Protection              2,106   2,875     21,046    169   --   7,336      7,505     --   --
Environmental Stewardship             4,586   2,536     23,674    430   --      --        430     --   --
Park, Fish and Wildlife Recreation    3,125   1,364     15,842    338   --      --        338     --   --
Executive and Support Services          898     884     10,654      1   --      --          1     --   --
   Minister's Office                      5      --        169     --   --      --         --     --   --
   Program Management                   893     884     10,485      1   --      --          1     --   --
---------------------------------------------------------------------------------------------------------
      Total Vote                     10,715   7,659     71,216    938   --   7,336      8,274     --   --
---------------------------------------------------------------------------------------------------------

Special Account

----------------------------------------------------------------------------------------------------------
                                 Total                           Total
                                2003/04                        Salaries
                               Operating                         and
          Description          Expenses    50   51   52   54   Benefits   55   57   59   60   63   65   67
----------------------------------------------------------------------------------------------------------
Sustainable Environment Fund     31,345    --   --   --   --      --      --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------
   Total Special Account         31,345    --   --   --   --      --      --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                               Total                       Total
                                                             Operating                  Government
          Description          68   69   70   72   73   75     Costs     77   79   80    Transfers     81     83
----------------------------------------------------------------------------------------------------------------
Sustainable Environment Fund   --   --   --   --   --   --       --      --   --   --       --       35,705   --
----------------------------------------------------------------------------------------------------------------
   Total Special Account       --   --   --   --   --   --       --      --   --   --       --       35,705   --
----------------------------------------------------------------------------------------------------------------

                   MINISTRY OF WATER, LAND AND AIR PROTECTION
                                     ($000)

-----------------------------------------------------------------------------------------
                                                                                  Total
         Total                         Total                          Total      2004/05
         Other                       Internal                       External    Operating
  85    Expenses      86      88    Recoveries     89        90    Recoveries    Expenses
-----------------------------------------------------------------------------------------
   --         --   (35,705)  (398)   (36,103)      --       (618)      (618)      15,670
  231        231        --     (1)        (1)    (1,125)  (2,004)    (3,129)      45,080
  182        182        --     (1)        (1)      (884)  (1,541)    (2,425)      25,523
8,569      8,569        --     --       --           (1)      (1)        (2)      26,163
   --         --        --     --       --           --       --         --          474
8,569      8,569        --     --       --           (1)      (1)        (2)      25,689
-----------------------------------------------------------------------------------------
8,982      8,982   (35,705)  (400)   (36,105)    (2,010)  (4,164)    (6,174)     112,436
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
    Total                                                                                 Total
   2003/04                                                                               2004/05
   Capital                                                                               Capital
Expenditures    Land     LI     Bldg   SpE    FE   Veh    Info   TI   Roads   Other   Expenditures
--------------------------------------------------------------------------------------------------
      624         --       --    --     --   222    --      --   --     --      --          222
   80,583      5,000    2,050    --    156    --    --      --   --     --      --        7,206
    4,503         --   11,150    --     65    --    --      --   --     --      --       11,215
    1,250         --       --    --     --    --    --   2,500   --     --      --        2,500
       --         --       --    --     --    --    --      --   --     --      --           --
    1,250         --       --    --     --    --    --   2,500   --     --      --        2,500
--------------------------------------------------------------------------------------------------
   86,960      5,000   13,200    --    221   222    --   2,500   --     --      --       21,143
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                Total
       Total                 Total                 Total       2004/05
       Other               Internal               External    Operating
85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
-----------------------------------------------------------------------
--    35,705    --   --       --       --   --       --         35,705
-----------------------------------------------------------------------
--    35,705    --   --       --       --   --       --         35,705
-----------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                        2004/05
  Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                      MANAGEMENT OF PUBLIC FUNDS AND DEBT
                                     ($000)

VOTE 39 Management of Public Funds and Debt

-------------------------------------------------------------------------------------------------------------------------
                                                        Total                      Total
                                                       2003/04                   Salaries
                                                      Operating                     and
                     Description                       Expenses  50  51  52  54  Benefits  55  57  59  60  63  65  67  68
-------------------------------------------------------------------------------------------------------------------------
Cost of Borrowing for Government Operating and
   Capital Financing Purposes                          925,996   --  --  --  --     --     --  --  --  --  --  --  --  --
   Government Operating Purposes                       925,991   --  --  --  --     --     --  --  --  --  --  --  --  --
   Schools Capital Financing                                 1   --  --  --  --     --     --  --  --  --  --  --  --  --
   Post Secondary Institutions Capital Financing             1   --  --  --  --     --     --  --  --  --  --  --  --  --
   Health Facilities Capital Financing                       1   --  --  --  --     --     --  --  --  --  --  --  --  --
   Public Transit Capital Financing                          1   --  --  --  --     --     --  --  --  --  --  --  --  --
   SkyTrain Extension Capital Financing                      1   --  --  --  --     --     --  --  --  --  --  --  --  --
Cost of Borrowing for Relending to Government Bodies         1   --  --  --  --     --     --  --  --  --  --  --  --  --
Cost of Financial Agreements Entered into on Behalf
   of Government Bodies                                      1   --  --  --  --     --     --  --  --  --  --  --  --  --
Provincial Treasury Revenue Program (Eliminated for
   2004/05)                                                  1   --  --  --  --     --     --  --  --  --  --  --  --  --
Cost of Unallocated Borrowing under the Warehouse
   Borrowing Program                                         1   --  --  --  --     --     --  --  --  --  --  --  --  --
-------------------------------------------------------------------------------------------------------------------------
                       Total Vote                      926,000   --  --  --  --     --     --  --  --  --  --  --  --  --
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Total                  Total
                                                                          Operating              Government
                     Description                      69  70  72  73  75    Costs    77  79  80   Transfers  81      83
--------------------------------------------------------------------------------------------------------------------------
Cost of Borrowing for Government Operating and
   Capital Financing Purposes                         --  --  --  --  --      --     --  --  --      --      --  1,709,971
   Government Operating Purposes                      --  --  --  --  --      --     --  --  --      --      --    830,369
   Schools Capital Financing                          --  --  --  --  --      --     --  --  --      --      --    384,200
   Post Secondary Institutions Capital Financing      --  --  --  --  --      --     --  --  --      --      --    155,300
   Health Facilities Capital Financing                --  --  --  --  --      --     --  --  --      --      --    189,300
   Public Transit Capital Financing                   --  --  --  --  --      --     --  --  --      --      --     85,115
   SkyTrain Extension Capital Financing               --  --  --  --  --      --     --  --  --      --      --     65,687
Cost of Borrowing for Relending to Government Bodies  --  --  --  --  --      --     --  --  --      --      --         --
Cost of Financial Agreements Entered into on Behalf
   of Government Bodies                               --  --  --  --  --      --     --  --  --      --      --         --
Provincial Treasury Revenue Program (Eliminated for
   2004/05)                                           --  --  --  --  --      --     --  --  --      --      --         --
Cost of Unallocated Borrowing under the Warehouse
   Borrowing Program                                  --  --  --  --  --      --     --  --  --      --      --         --
--------------------------------------------------------------------------------------------------------------------------
                       Total Vote                     --  --  --  --  --      --     --  --  --      --      --  1,709,971
--------------------------------------------------------------------------------------------------------------------------

                       MANAGEMENT OF PUBLIC FUNDS AND DEBT
                                     ($000)

-----------------------------------------------------------------------------------------
                                                                                  Total
            Total                        Total                        Total      2004/05
            Other                      Internal                     External    Operating
   85      Expenses   86      88      Recoveries      89      90   Recoveries    Expenses
-----------------------------------------------------------------------------------------
 19,700   1,729,671   --   (838,081)   (838,081)    (91,593)  --     (91,593)    799,997
 14,500     844,869   --    (24,879)    (24,879)    (19,998)  --     (19,998)    799,992
  2,000     386,200   --   (354,700)   (354,700)    (31,499)  --     (31,499)          1
    700     156,000   --   (142,600)   (142,600)    (13,399)  --     (13,399)          1
  1,200     190,500   --   (173,500)   (173,500)    (16,999)  --     (16,999)          1
    300      85,415   --    (76,415)    (76,415)     (8,999)  --      (8,999)          1
  1,000      66,687   --    (65,987)    (65,987)       (699)  --        (699)          1
671,000     671,000   --         --          --    (670,999)  --    (670,999)          1
    500         500   --         --          --        (499)  --        (499)          1
     --          --   --         --          --          --   --         --           --
 24,156      24,156   --         --          --     (24,155)  --     (24,155)          1
-----------------------------------------------------------------------------------------
715,356   2,425,327   --   (838,081)   (838,081)   (787,246)  --    (787,246)    800,000
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                         Total
   2003/04                                                                       2004/05
   Capital                                                                       Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

VOTE 40 Contingencies (All Ministries) and New Programs

------------------------------------------------------------------------------------------------------------------------
                                                    Total                           Total
                                                   2003/04                        Salaries
                                                  Operating                          and
                     Description                   Expenses   50   51   52   54   Benefits   55   57   59   60   63   65
------------------------------------------------------------------------------------------------------------------------
Contingencies (All Ministries) and New Programs    116,000    --   --   --   --      --      --   --   --   --   --   --
------------------------------------------------------------------------------------------------------------------------
                      Total Vote                   116,000    --   --   --   --      --      --   --   --   --   --   --
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Total                       Total
                                                                                     Operating                  Government
                     Description                  67   68   69   70   72   73   75     Costs     77   79   80    Transfers
--------------------------------------------------------------------------------------------------------------------------
Contingencies (All Ministries) and New Programs   --   --   --   --   --   --   --       --      --   --   --       --
--------------------------------------------------------------------------------------------------------------------------
                      Total Vote                  --   --   --   --   --   --   --       --      --   --   --       --
--------------------------------------------------------------------------------------------------------------------------

VOTE 41 BC Family Bonus

----------------------------------------------------------------------------------------------------------------------------------
                                                    Total                           Total
                                                   2003/04                        Salaries
                                                  Operating                          and
                     Description                   Expenses   50   51   52   54   Benefits   55   57   59   60   63   65   67   68
----------------------------------------------------------------------------------------------------------------------------------
BC Family Bonus                                     85,000    --   --   --   --      --      --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------
                      Total Vote                    85,000    --   --   --   --      --      --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                             Total                              Total
                                                                           Operating                         Government
                     Description                  69   70   72   73   75      Costs      77       79    80    Transfers
-----------------------------------------------------------------------------------------------------------------------
BC Family Bonus                                   --   --   --   --   --       --      59,000   1,000   --     60,000
-----------------------------------------------------------------------------------------------------------------------
                      Total Vote                  --   --   --   --   --       --      59,000   1,000   --     60,000
-----------------------------------------------------------------------------------------------------------------------

VOTE 42 Citizens' Assembly

------------------------------------------------------------------------------------------------------------------------------
                                                    Total                            Total
                                                   2003/04                         Salaries
                                                  Operating                           and
                     Description                   Expenses    50   51   52   54   Benefits     55    57   59    60   63    65
------------------------------------------------------------------------------------------------------------------------------
Citizens' Assembly                                  3,400     136   22   31   --      189     1,000   10   --   550   67   311
------------------------------------------------------------------------------------------------------------------------------
                      Total Vote                    3,400     136   22   31   --      189     1,000   10   --   550   67   311
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Total                      Total
                                                                                       Operating                  Government
                     Description                   67   68   69   70   72   73    75     Costs     77   79   80   Transfers
----------------------------------------------------------------------------------------------------------------------------
Citizens' Assembly                                140   --   --   --   --   --   108     2,186     --   --   --       --
----------------------------------------------------------------------------------------------------------------------------
                      Total Vote                  140   --   --   --   --   --   108     2,186     --   --   --       --
----------------------------------------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

--------------------------------------------------------------------------------------
                                                                               Total
                      Total                 Total                  Total      2004/05
                      Other               Internal               External    Operating
81   83      85     Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
--------------------------------------------------------------------------------------
--   --   240,000    240,000   --   --       --       --   --       --        240,000
--------------------------------------------------------------------------------------
--   --   240,000    240,000   --   --       --       --   --       --        240,000
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
    Total                                                                            Total
   2003/04                                                                          2004/05
   Capital                                                                          Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh    Info    TI   Roads   Other   Expenditures
---------------------------------------------------------------------------------------------
   30,000       --    --    --     --   --    --   30,000   --     --      --       30,000
---------------------------------------------------------------------------------------------
   30,000       --    --    --     --   --    --   30,000   --     --      --       30,000
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                              Total
                 Total                 Total                      Total      2004/05
                 Other               Internal                   External    Operating
81   83   85   Expenses   86   88   Recoveries   89     90     Recoveries    Expenses
-------------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   (1,000)    (1,000)      59,000
-------------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   (1,000)    (1,000)      59,000
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                         Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           Total
                  Total                Total                  Total       2004/05
                  Other               Internal               External    Operating
81   83    85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
----------------------------------------------------------------------------------
--   --   225      225     --   --       --       --   --       --         2,600
----------------------------------------------------------------------------------
--   --   225      225     --   --       --       --   --       --         2,600
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                         Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

VOTE 43 Commissions on Collection of Public Funds

----------------------------------------------------------------------------------------------------------------------------------
                                                              Total                           Total
                                                             2003/04                        Salaries
                                                            Operating                          and
                     Description                             Expenses   50   51   52   54   Benefits   55   57   59   60   63   65
----------------------------------------------------------------------------------------------------------------------------------
Commissions on Collection Public Funds                        47,001    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Advanced Education                              3,100    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Agriculture, Food and Fisheries                    --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Attorney General                                   50    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Children and Family Development                    --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Community, Aboriginal and Women's Services         35    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Education                                          --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Energy and Mines                                   --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Finance                                           462    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Forests                                            --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Health Services                                 3,737    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Human Resources                                 2,400    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Management Services                                --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Provincial Revenue                             31,762    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Public Safety and Solicitor General             4,362    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Skills Development and Labour                      --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Small Business and Economic Development            --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Sustainable Resource Management                    30    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Transportation                                      1    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Water, Land and Air Protection                  1,062    --   --   --   --      --      --   --   --   --   --   --
Recoveries                                                   (47,000)   --   --   --   --      --      --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                                   1    --   --   --   --      --      --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total                       Total
                                                                                               Operating                  Government
                     Description                            67   68   69   70   72   73   75     Costs     77   79   80    Transfers
------------------------------------------------------------------------------------------------------------------------------------
Commissions on Collection Public Funds                      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Advanced Education                           --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Agriculture, Food and Fisheries              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Attorney General                             --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Children and Family Development              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Community, Aboriginal and Women's Services   --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Education                                    --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Energy and Mines                             --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Finance                                      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Forests                                      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Health Services                              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Human Resources                              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Management Services                          --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Provincial Revenue                           --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Public Safety and Solicitor General          --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Skills Development and Labour                --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Small Business and Economic Development      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Sustainable Resource Management              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Transportation                               --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Water, Land and Air Protection               --   --   --   --   --   --   --       --      --   --   --       --
Recoveries                                                  --   --   --   --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                            --   --   --   --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

------------------------------------------------------------------------------------------
                                                                                   Total
                     Total                 Total                       Total      2004/05
                     Other               Internal                    External    Operating
81   83     85     Expenses   86   88   Recoveries      89     90   Recoveries    Expenses
------------------------------------------------------------------------------------------
--   --   57,270    57,270    --   --       --            --   --         --       57,270
--   --    2,300     2,300    --   --       --            --   --         --        2,300
--   --        1         1    --   --       --            --   --         --            1
--   --       10        10    --   --       --            --   --         --           10
--   --        1         1    --   --       --            --   --         --            1
--   --        1         1    --   --       --            --   --         --            1
--   --        1         1    --   --       --            --   --         --            1
--   --        1         1    --   --       --            --   --         --            1
--   --      454       454    --   --       --            --   --         --          454
--   --        1         1    --   --       --            --   --         --            1
--   --   10,981    10,981    --   --       --            --   --         --       10,981
--   --    3,300     3,300    --   --       --            --   --         --        3,300
--   --        1         1    --   --       --            --   --         --            1
--   --   33,770    33,770    --   --       --            --   --         --       33,770
--   --    4,258     4,258    --   --       --            --   --         --        4,258
--   --        1         1    --   --       --            --   --         --            1
--   --        1         1    --   --       --            --   --         --            1
--   --      332       332    --   --       --            --   --         --          332
--   --        1         1    --   --       --            --   --         --            1
--   --    1,855     1,855    --   --       --            --   --         --        1,855
--   --       --        --    --   --       --       (57,269)  --    (57,269)     (57,269)
------------------------------------------------------------------------------------------
--   --   57,270    57,270    --   --       --       (57,269)  --    (57,269)           1
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

VOTE 44 Allowances for Doubtful Revenue Accounts

----------------------------------------------------------------------------------------------------------------------------------
                                                              Total                           Total
                                                             2003/04                        Salaries
                                                            Operating                          and
                     Description                             Expenses   50   51   52   54   Benefits   55   57   59   60   63   65
----------------------------------------------------------------------------------------------------------------------------------
Allowances for Doubtful Revenue Accounts                     154,000    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Advanced Education                                 --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Agriculture, Food and Fisheries                     1    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Attorney General                                5,650    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Children and Family Development                    --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Community, Aboriginal and Women's Services         18    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Education                                          --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Energy and Mines                                   --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Finance                                            --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Forests                                            --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Health Services                                92,078    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Human Resources                                11,900    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Management Services                                --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Provincial Revenue                             35,585    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Public Safety and Solicitor General             8,200    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Skills Development and Labour                      --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Small Business and Economic Development            --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Sustainable Resource Management                   518    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Transportation                                     --    --   --   --   --      --      --   --   --   --   --   --
   Ministry of Water, Land and Air Protection                     50    --   --   --   --      --      --   --   --   --   --   --
Recoveries                                                  (154,000)   --   --   --   --      --      --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                                  --    --   --   --   --      --      --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total                       Total
                                                                                               Operating                  Government
                     Description                            67   68   69   70   72   73   75     Costs     77   79   80    Transfers
------------------------------------------------------------------------------------------------------------------------------------
Allowances for Doubtful Revenue Accounts                    --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Advanced Education                           --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Agriculture, Food and Fisheries              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Attorney General                             --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Children and Family Development              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Community, Aboriginal and Women's Services   --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Education                                    --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Energy and Mines                             --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Finance                                      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Forests                                      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Health Services                              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Human Resources                              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Management Services                          --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Provincial Revenue                           --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Public Safety and Solicitor General          --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Skills Development and Labour                --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Small Business and Economic Development      --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Sustainable Resource Management              --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Transportation                               --   --   --   --   --   --   --       --      --   --   --       --
   Ministry of Water, Land and Air Protection               --   --   --   --   --   --   --       --      --   --   --       --
Recoveries                                                  --   --   --   --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------------------------------------------
      Total Vote                                            --   --   --   --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

--------------------------------------------------------------------------------------------
                                                                                     Total
                      Total                 Total                        Total      2004/05
                      Other               Internal                     External    Operating
81   83      85     Expenses   86   88   Recoveries      89      90   Recoveries    Expenses
--------------------------------------------------------------------------------------------
--   --   155,960    155,960   --   --       --             --   --          --     155,960
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --     3,958      3,958   --   --       --             --   --          --       3,958
--   --        50         50   --   --       --             --   --          --          50
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --    98,573     98,573   --   --       --             --   --          --      98,573
--   --    16,500     16,500   --   --       --             --   --          --      16,500
--   --         1          1   --   --       --             --   --          --           1
--   --    30,200     30,200   --   --       --             --   --          --      30,200
--   --     5,500      5,500   --   --       --             --   --          --       5,500
--   --         1          1   --   --       --             --   --          --           1
--   --         1          1   --   --       --             --   --          --           1
--   --       518        518   --   --       --             --   --          --         518
--   --         1          1   --   --       --             --   --          --           1
--   --       650        650   --   --       --             --   --          --         650
--   --        --         --   --   --       --       (155,959)  --    (155,959)   (155,959)
--------------------------------------------------------------------------------------------
--   --   155,960    155,960   --   --       --       (155,959)  --    (155,959)          1
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

VOTE 45 Environmental Assessment Office

---------------------------------------------------------------------------------------------------------------
                                    Total                               Total
                                   2003/04                            Salaries
                                  Operating                             and
          Description              Expenses     50    51    52   54   Benefits   55    57   59    60   63    65
---------------------------------------------------------------------------------------------------------------
Environmental Assessment Office     2,897     1,857   12   434   --     2,303    --   120   87   265   51   125
---------------------------------------------------------------------------------------------------------------
   Total Vote                       2,897     1,857   12   434   --     2,303    --   120   87   265   51   125
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                         Total                        Total
                                                                       Operating                   Government
          Description             67   68   69   70   72    73    75     Costs      77   79   80    Transfers
-------------------------------------------------------------------------------------------------------------
Environmental Assessment Office   --   12   --   --   --   100   234      994      230   --   --       230
-------------------------------------------------------------------------------------------------------------
   Total Vote                     --   12   --   --   --   100   234      994      230   --   --       230
-------------------------------------------------------------------------------------------------------------

VOTE 46 Environmental Appeal Board and Forest Appeals Commission

--------------------------------------------------------------------------------------------------------------------
                                           Total                             Total
                                          2003/04                          Salaries
                                         Operating                            and
             Description                  Expenses    50   51    52   54   Benefits    55   57   59    60   63   65
--------------------------------------------------------------------------------------------------------------------
Environmental Appeal Board and Forest
   Appeals Commission                      1,895     644   10   150   --      804     450   47   30   220   50   85
   Administration and Support Services     1,153     644   10   150   --      804      --    5   30    30   50   45
   Environmental Appeal Board                410      --   --    --   --       --     265   25   --    80   --   30
   Forest Appeals Commission                 332      --   --    --   --       --     185   17   --   110   --   10
-------------------------------------------------------------------------------------------------------------------
      Total Vote                           1,895     644   10   150   --      804     450   47   30   220   50   85
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                               Total                       Total
                                                                             Operating                  Government
             Description                 67   68   69   70   72   73    75     Costs     77   79   80    Transfers
------------------------------------------------------------------------------------------------------------------
Environmental Appeal Board and Forest
   Appeals Commission                    --   20    5   --   --   25   139     1,071     --   --   --       --
   Administration and Support Services   --   --    5   --   --   25   139       329     --   --   --       --
   Environmental Appeal Board            --   10   --   --   --   --    --       410     --   --   --       --
   Forest Appeals Commission             --   10   --   --   --   --    --       332     --   --   --       --
------------------------------------------------------------------------------------------------------------------
      Total Vote                         --   20    5   --   --   25   139     1,071     --   --   --       --
------------------------------------------------------------------------------------------------------------------

VOTE 47 Forest Practices Board

------------------------------------------------------------------------------------------------------
                           Total                               Total
                          2003/04                            Salaries
                         Operating                              and
      Description         Expenses     50    51    52   54   Benefits    55    57   59    60   63   65
------------------------------------------------------------------------------------------------------
Forest Practices Board     4,344     1,675   --   385   --     2,060    122   209   43   350   82   63
------------------------------------------------------------------------------------------------------
   Total Vote              4,344     1,675   --   385   --     2,060    122   209   43   350   82   63
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                                 Total                       Total
                                                               Operating                  Government
      Description        67   68   69    70   72    73    75     Costs     77   79   80    Transfers
----------------------------------------------------------------------------------------------------
Forest Practices Board   --   --   10   122   --   100   146     1,247     --   --   --       --
----------------------------------------------------------------------------------------------------
   Total Vote            --   --   10   122   --   100   146     1,247     --   --   --       --
----------------------------------------------------------------------------------------------------

Special Account

-----------------------------------------------------------------------------------------------------------------
                                  Total                               Total
                                 2003/04                            Salaries
                                Operating                              and
        Description              Expenses     50    51    52   54   Benefits   55    57    59      60    63    65
-----------------------------------------------------------------------------------------------------------------
Insurance and Risk Management       --      2,624   15   604   --   3,243      --   138   341   1,726   356   183
Unclaimed Property                 809         --   --    --   --      --      --    --    --      --    --    --
-----------------------------------------------------------------------------------------------------------------
   Total Special Accounts          809      2,624   15   604   --   3,243      --   138   341   1,726   356   183
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                          Total                       Total
                                                                        Operating                  Government
        Description             67   68   69    70     72    73    75     Costs     77   79   80    Transfers
-------------------------------------------------------------------------------------------------------------
Insurance and Risk Management   --   29   10   3,775   --   489   439     7,486     --   --   --       --
Unclaimed Property              --   --   --      --   --    --    --        --     --   --   --       --
-------------------------------------------------------------------------------------------------------------
   Total Special Accounts       --   29   10   3,775   --   489   439     7,486     --   --   --       --
-------------------------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

-------------------------------------------------------------------------------------
                                                                              Total
                 Total                   Total                    Total      2004/05
                 Other                 Internal                 External    Operating
81   83   85   Expenses   86    88    Recoveries   89     90   Recoveries    Expenses
-------------------------------------------------------------------------------------
--   --   --      --      --   (330)     (330)     --   (300)     (300)       2,897
--   --   --      --      --   (330)     (330)     --   (300)     (300)       2,897
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    103         --    --    --     --   20    --    50    --     --      --         70
    103         --    --    --     --   20    --    50    --     --      --         70
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                           Total
                 Total                 Total                  Total      2004/05
                 Other               Internal               External    Operating
81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
---------------------------------------------------------------------------------
--   --   20      20      --   --       --       --   --       --         1,895
--   --   20      20      --   --       --       --   --       --         1,153
--   --   --      --      --   --       --       --   --       --           410
--   --   --      --      --   --       --       --   --       --           332
---------------------------------------------------------------------------------
--   --   20      20      --   --       --       --   --       --         1,895
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     45         --    --    --     --   10    --    20    --     --     --          30
     45         --    --    --     --   10    --    20    --     --     --          30
     --         --    --    --     --   --    --    --    --     --     --          --
     --         --    --    --     --   --    --    --    --     --     --          --
-------------------------------------------------------------------------------------------
     45         --    --    --     --   10    --    20    --     --     --          30
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                          Total
                 Total                 Total                  Total      2004/05
                 Other               Internal               External    Operating
81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --         3,307
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --         3,307
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
     100        --    --    --     --   25    --    75    --     --      --         100
-------------------------------------------------------------------------------------------
     100        --    --    --     --   25    --    75    --     --      --         100
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                       Total
                     Total                      Total                      Total      2004/05
                     Other                    Internal                   External    Operating
81   83     85     Expenses   86      88     Recoveries     89     90   Recoveries    Expenses
----------------------------------------------------------------------------------------------
--   --   39,713    39,713    --   (47,342)   (47,342)    (3,100)  --     (3,100)        --
--   --       75        75    --        --         --         --   --         --         75
----------------------------------------------------------------------------------------------
--   --   39,788    39,788    --   (47,342)   (47,342)    (3,100)  --     (3,100)        75
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   Total                                                                           Total
  2003/04                                                                         2004/05
  Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    670         --    --    --     --   54    --    671   --     --     --          725
     10         --    --    --     --   --    --     --   --     --     --           --
-------------------------------------------------------------------------------------------
    680         --    --    --     --   54    --    671   --     --     --          725
-------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

VOTE (Eliminated for 2004/05) Government Restructuring (All Ministries)

----------------------------------------------------------------------------------------------------------------------------------
                                              Total                           Total
                                             2003/04                        Salaries
                                            Operating                          and
                Description                  Expenses   50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69
----------------------------------------------------------------------------------------------------------------------------------
Government Restructuring (All Ministries)    190,000    --   --   --   --      --      --   --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------
   Total Vote                                190,000    --   --   --   --      --      --   --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                                  Total                       Total
                                                                Operating                  Government
                Description                 70   72   73   75     Costs     77   79   80    Transfers
-----------------------------------------------------------------------------------------------------
Government Restructuring (All Ministries)   --   --   --   --       --      --   --   --       --
-----------------------------------------------------------------------------------------------------
   Total Vote                               --   --   --   --       --      --   --   --       --
-----------------------------------------------------------------------------------------------------

Special Account (Eliminated for 2004/05)

----------------------------------------------------------------------------------------------------------------------------
                                         Total                           Total
                                        2003/04                        Salaries
                                       Operating                          and
                Description             Expenses   50   51   52   54   Benefits   55   57   59   60   63   65   67   68   69
----------------------------------------------------------------------------------------------------------------------------
Industry Training and Apprenticeship     78,438    --   --   --   --      --      --   --   --   --   --   --   --   --   --
Provincial Home Acquisition                  25    --   --   --   --      --      --   --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------
   Total Special Accounts                78,463    --   --   --   --      --      --   --   --   --   --   --   --   --   --
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                             Total                       Total
                                                           Operating                  Government
                Description            70   72   73   75     Costs     77   79   80    Transfers
------------------------------------------------------------------------------------------------
Industry Training and Apprenticeship   --   --   --   --       --      --   --   --       --
Provincial Home Acquisition            --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------
   Total Special Accounts              --   --   --   --       --      --   --   --       --
------------------------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS
                                     ($000)

---------------------------------------------------------------------------------
                                                                          Total
                 Total                 Total                  Total      2004/05
                 Other               Internal               External    Operating
81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --           --
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --           --
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                          Total
   2003/04                                                                        2004/05
   Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
   15,000       --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
   15,000       --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                          Total
                 Total                 Total                  Total      2004/05
                 Other               Internal               External    Operating
81   83   85   Expenses   86   88   Recoveries   89   90   Recoveries    Expenses
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --           --
--   --   --      --      --   --       --       --   --       --           --
---------------------------------------------------------------------------------
--   --   --      --      --   --       --       --   --       --           --
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    Total                                                                           Total
   2003/04                                                                         2004/05
   Capital                                                                         Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
    190         --    --    --     --   --    --    --    --     --      --         --
     --         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------
    190         --    --    --     --   --    --    --    --     --      --         --
-------------------------------------------------------------------------------------------

                  EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

                               OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard objects of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

     50 Base Salaries - includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

     51 Supplementary Salary Costs - includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

     52 Employee Benefits - includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

     54 Legislative Salaries and Indemnities - includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under
          Section 4 of the Legislative Assembly Allowances and Pension Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

     55 Boards, Commissions and Courts - Fees and Expenses - includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

     57 Public Servant Travel - includes travel expenses of government employees and officials on government business including prescribed allowances.

     59 Centralized Management Support Services - includes central agency charges to ministries for services such as human resources, legal services, internal audit, payroll, corporate accounting system, procurement services, and common information technology services.

     60 Professional Services - includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

     63 Information Systems - Operating - includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

     65 Office and Business Expenses - includes supplies and services required for the operation of offices.

     67 Informational Advertising and Publications - includes costs associated with non-statutory advertising and general publications.

     68 Statutory Advertising and Publications - includes costs associated with special notices and publications required by statute and regulations.

     69 Utilities, Materials, and Supplies - includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

     70 Operating Equipment and Vehicles - includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

     72 Non-Capital Roads and Bridges - includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

     73 Amortization - includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

     75 Building Occupancy Charges - includes payments to the British Columbia Buildings Corporation or the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

     77 Transfers - Grants - includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

     79 Transfers - Entitlements - includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

     80 Transfers - Agreements - includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

     81 Transfers Between Votes and Special Accounts - includes transfers (payments) between a vote and a special account.

     83 Interest on the Public Debt - includes only interest payments on the direct provincial debt borrowed for government purposes.

     85 Other Expenses - includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

     86 Recoveries Between Votes and Special Accounts - includes recoveries between a vote and a special account.

     88 Recoveries Within the Consolidated Revenue Fund - includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

     89 Recoveries Within the Government Reporting Entity - includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

     90 Recoveries External to the Government Reporting Entity - includes costs and amounts recovered from other governments and non-government organizations.

                              CAPITAL EXPENDITURES

     Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

     Land Land - includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

     LI Land Improvements - includes the capital cost of improvements to dams and water management systems and recreation areas.

     Bldg Buildings - includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

     SpE Specialized Equipment - includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.

     FE Office Furniture and Equipment - includes the cost or capital lease cost of office furniture and equipment.

     Veh Vehicles - includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

     Info Information Systems - includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

     TI Tenant Improvements - includes the cost or capital lease cost of improvements to leased space.

     Roads Roads - includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

     Other Other - includes capital expenditures which cannot be reasonably allocated to another standard object of expense.

                              --------

              Queen's Printer for British Columbia (C)
                           Victoria, 2004